================================================================================

                                  SCHEDULE 14C
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:


[ ]  Preliminary information statement         [ ]  Confidential, for Use of the Commission


                                               Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive information statement


                             HOUSE OF FABRICS, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

                       COMMON STOCK, PAR VALUE $.01 PER SHARE

     ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

                          1,216,817 SHARES OF COMMON STOCK

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                           $4.25 per share of Common Stock

     ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

                                    $5,171,472.25

     ---------------------------------------------------------------------------

    (5) Total fee paid:

                                      $1,034.29

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

                                      $4,532.06

     ---------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

                      Tender Offer Statement on Schedule 14D-1

     ---------------------------------------------------------------------------

    (3) Filing Party:

           FCA Acquisition Corporation and Fabri-Centers of America, Inc.

     ---------------------------------------------------------------------------

    (4) Date Filed:

                                  February 6, 1998

     ---------------------------------------------------------------------------

================================================================================

                             HOUSE OF FABRICS, INC.
                             13400 RIVERSIDE DRIVE
                      SHERMAN OAKS, CALIFORNIA 91423-2598
                                 (818) 995-7000

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 21, 1998


To the Stockholders of House of Fabrics, Inc.:


     A Special Meeting of Stockholders (the "Special Meeting") of House of Fabrics, Inc., a Delaware corporation (the "Company"), will be held On April 21, 1998 at 10:30 a.m., Pacific Daylight Time, at the executive offices of the Company, which are located at 13400 Riverside Drive, Sherman Oaks, California, for the following purposes.


     1. To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated February 1, 1998 (the "Merger Agreement"), by and among the Company, FCA Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Fabri-Centers of America, Inc., an Ohio corporation (the "Parent"), and the Parent, in connection with the proposed merger (the "Merger") of the Purchaser with and into the Company. As a result of the Merger, the Company will become a wholly owned subsidiary of the Parent and each issued and outstanding share of common stock, par value $.01 per share (the "Shares"), of the Company (other than Shares owned by the Parent or any subsidiary of the Parent, Shares held in treasury by the Company and Shares held by stockholders who perfect appraisal rights under Delaware law) will be converted into the right to receive $4.25 per Share net in cash, without interest thereon. The Merger and the Merger Agreement are more fully described in the attached Information Statement which forms a part of this Notice.

     2. To transact such other business as may properly come before the Special Meeting.

                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY.

     On February 1, 1998, the Board of Directors of the Company unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Offer (as defined below) and the Merger, are fair to and in the best interests of the stockholders of the Company, and approved the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger.

     The Merger is the second step of a two-step transaction pursuant to which the Parent, as the owner of all of the capital stock of the Purchaser, will acquire the entire equity interest in the Company. The first step was a tender offer for the outstanding Shares at $4.25 per Share net to the seller in cash, without interest thereon (the "Offer"). The Purchaser acquired 4,115,013 Shares upon the consummation of the Offer on March 6, 1998, representing approximately 77.2% of the issued and outstanding Shares.


     As a result of the consummation of the Offer, the Purchaser has the right to vote at the Special Meeting a sufficient number of the outstanding Shares to approve and adopt the Merger Agreement without the affirmative vote of any other holder of Shares, thereby assuring such approval and adoption. Pursuant to the Merger Agreement, the Purchaser is obligated to vote the Shares owned by it in favor of approving and adopting the Merger Agreement. The Company currently anticipates that the Merger will be consummated on April 21, 1998, or as promptly as practicable thereafter.

     Under Delaware law, holders of Shares who do not vote to approve and adopt the Merger Agreement and who otherwise strictly comply with applicable requirements of Section 262 of the Delaware General Corporation Law ("Section 262") may dissent from the Merger and demand payment in cash from the Company of the fair value of their Shares. This Notice constitutes notice of appraisal rights to holders of Shares pursuant to Section 262. Holders of Shares who wish to assert appraisal rights, if available, should comply with the procedures set forth in Section 262 (a copy of which is attached as Annex F to the enclosed Information Statement). Appraisal rights under Section 262 are also discussed in the Information Statement under the heading "APPRAISAL RIGHTS."

                                          By Order of the Board of Directors,

                                          BRIAN P. CARNEY
                                          Assistant Secretary


April 1, 1998

Sherman Oaks, California

                             HOUSE OF FABRICS, INC.
                             13400 RIVERSIDE DRIVE
                      SHERMAN OAKS, CALIFORNIA 91423-2598
                                 (818) 995-7000

                             INFORMATION STATEMENT


                                 APRIL 1, 1998


     This Information Statement is being furnished by the Board of Directors (hereinafter the "Board" or "Board of Directors") of House of Fabrics, Inc., a Delaware corporation (the "Company"), to the holders of the outstanding shares of common stock, par value $.01 per share (the "Shares"), of the Company in connection with the proposed merger (the "Merger") of FCA Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Fabri-Centers of America, Inc., an Ohio corporation (the "Parent"), with and into the Company pursuant to an Agreement and Plan of Merger, dated February 1, 1998 (the "Merger Agreement"), by and among the Company, the Purchaser and the Parent, a copy of which is attached hereto as Annex D. As a result of the Merger, the Company will become a wholly owned subsidiary of the Parent and each issued and outstanding Share (other than Shares owned by the Parent or any subsidiary of the Parent, Shares held in treasury by the Company and Shares held by stockholders who perfect appraisal rights under Delaware law) will be converted into the right to receive $4.25 per Share net in cash, without interest thereon (the "Merger Consideration").

     The Merger is the second step of a two-step transaction pursuant to which the Parent, as the owner of all of the capital stock of the Purchaser, will acquire the entire equity interest in the Company. The first step was a tender offer for the outstanding Shares at $4.25 per Share net to the seller in cash, without interest thereon (the "Offer"). The Purchaser acquired 4,115,013 Shares upon the consummation of the Offer on March 6, 1998, representing approximately 77.2% of the issued and outstanding Shares.


     This Information Statement accompanies a Notice of Special Meeting of Stockholders (the "Special Meeting") of the Company to be held on April 21, 1998, at which time the Company's stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and such other business as may properly come before the Special Meeting.



     As a result of the consummation of the Offer, the Purchaser has the right to vote a sufficient number of the outstanding Shares at the Special Meeting to approve and adopt the Merger Agreement without the affirmative vote of any other holder of Shares, thereby assuring such approval and adoption. Pursuant to the Merger Agreement, the Purchaser is obligated to vote the Shares owned by it in favor of approving and adopting the Merger Agreement. The Company currently anticipates that the Merger will be consummated on April 21, 1998, or as promptly as practicable thereafter.


                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY.


     This Information Statement is dated April 1, 1998 and is first being mailed to stockholders on or about April 1, 1998.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................  3
  The Companies.............................................  3
  General...................................................  3
  Special Meeting of Stockholders; Required Vote............  4
  Payment for Shares........................................  4
  Appraisal Rights..........................................  4
  The Merger................................................  4
  Selected Financial Information of the Company.............  6
  Market Prices and Dividends...............................  7
GENERAL; SPECIAL MEETING OF STOCKHOLDERS; REQUIRED VOTE.....  8
PAYMENT FOR SHARES..........................................  9
  General...................................................  9
  Letter of Transmittal.....................................  9
  Valid Surrender of Shares.................................  9
  Book-Entry Transfer.......................................  9
  Signature Guarantees......................................  9
  Backup Federal Income Tax Withholding.....................  10
APPRAISAL RIGHTS............................................  10
THE MERGER..................................................  11
  Background of the Offer and the Merger....................  11
  Opinion of Financial Advisor..............................  16
  Certain Federal Income Tax Consequences of the Merger.....  17
  Regulatory Matters........................................  17
INTERESTS OF CERTAIN PERSONS IN THE MERGER..................  18
  Change-In-Control Agreements..............................  18
  Employment Agreement and Other Arrangements with Mr.
     Donald L. Richey.......................................  18
  Employee Options..........................................  19
  Director Options..........................................  19
THE MERGER AGREEMENT........................................  19
FINANCIAL ARRANGEMENTS......................................  26
BUSINESS....................................................  27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................  28
AVAILABLE INFORMATION.......................................  29
FINANCIAL STATEMENTS AND INFORMATION INCORPORATED BY
  REFERENCE.................................................  29
ANNEXES
-------
Annual Report on Form 10-K of the Company for the Fiscal
  Year Ended January 31, 1997...............................  A
Amendment to Annual Report on Form 10-K of the Company for
  the Fiscal Year Ended January 31, 1997 filed on May 29,
  1997......................................................  B
Unaudited Financial Statements of the Company for the
  Quarterly and Annual Periods Ended January 31, 1997 and
  1998......................................................  C
Agreement and Plan of Merger................................  D
Opinion of Donaldson, Lufkin & Jenrette Securities
  Corporation...............................................  E
Section 262 of the Delaware General Corporation Law.........  F

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained, or incorporated by reference, in this Information Statement and the annexes hereto. Unless otherwise defined herein, capitalized terms used in this summary have the respective meanings ascribed to them elsewhere in this Information Statement.

     STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THIS INFORMATION STATEMENT AND THE ANNEXES HERETO IN THEIR ENTIRETY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE COMPANIES

     The Company. The Company's principal line of business is operating retail home sewing/craft outlets in the United States. The Company is one of the largest home sewing/craft retailers in the United States, operating 261 stores in 27 states as of January 31, 1998. The Company's sales consist of fabrics, sold by the yard and used principally for clothing, home decorating and crafts, sewing notions and accessories, crafts, and sewing machines and related accessories. The Company was incorporated in 1946 and has been in the retail fabric and notions business since that date. The Company is a Delaware corporation with its principal executive offices located at 13400 Riverside Drive, Sherman Oaks, California 91423-2598, Telephone Number (818) 995-7000.

     The Purchaser. The Purchaser is a newly incorporated Delaware corporation and a wholly owned subsidiary of the Parent. To date, the Purchaser has not conducted any business other than in connection with the Offer and the Merger. The principal executive offices of the Purchaser are located at 5555 Darrow Road, Hudson, Ohio 44236, Telephone Number (330) 656-2600.

     The Parent. The Parent is the nation's largest retailer serving the fabric and craft industry. The Parent was incorporated in February 1951; however, the business conducted by its predecessors began in 1943 when the first store was opened in Cleveland, Ohio offering fabrics and notions for sale under the name "Cleveland Fabric Shops." The Parent's stores currently do business under the names of "Jo-Ann Fabrics and Crafts," "Jo-Ann etc," "Cloth World" and "New York Fabrics." As of January 31, 1998, the Parent operated 903 stores in 48 states offering a wide variety of competitively priced items, including fashion, decorator, quilting and craft fabrics, notions, patterns, craft components, seasonal merchandise and silk and dried flowers. The Parent is an Ohio corporation with its principal executive offices located at 5555 Darrow Road, Hudson, Ohio 44236, Telephone Number (330) 656-2600.

GENERAL

     This Information Statement is being delivered in connection with the Merger of the Purchaser with and into the Company pursuant to the Merger Agreement. As a result of the Merger, the Company will become a wholly owned subsidiary of the Parent, each issued and outstanding Share (other than Shares owned by the Parent or any subsidiary of the Parent, Shares held in treasury by the Company and Shares held by stockholders who perfect appraisal rights under Delaware law) will be converted into the right to receive the Merger Consideration (i.e., $4.25 net in cash), and the equity interest of all pre-Merger stockholders in the Company will be terminated.

     The Merger is the second step of a two-step transaction pursuant to which the Parent, as the owner of all of the capital stock of the Purchaser, will acquire the entire equity interest in the Company. The first step was the Offer. The Purchaser acquired 4,115,013 Shares upon the consummation of the Offer on March 6, 1998, representing approximately 77.2% of the issued and outstanding Shares.

     Pursuant to the Merger Agreement, and effective upon the consummation of the Offer, five of the seven members of the Board of Directors of the Company resigned as directors, and five persons designated by the Purchaser were subsequently appointed as members of the Board of Directors. The persons designated by the Purchaser are all executive officers of the Parent.

SPECIAL MEETING OF STOCKHOLDERS; REQUIRED VOTE


     A Special Meeting of Stockholders will be held on April 21, 1998, at 10:30 a.m., Pacific Daylight Time, at the executive offices of the Company, which are located at 13400 Riverside Drive, Sherman Oaks, California. At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and such other proposals as may properly come before the Special Meeting.



     Under Delaware law and the Company's certificate of incorporation, the affirmative vote of a majority of the issued and outstanding Shares is required to approve and adopt the Merger Agreement at the Special Meeting. Only holders of record of Shares at the close of business on March 31, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At such date there were 5,331,830 Shares outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Special Meeting.



     As a result of the Offer, the Purchaser was the holder of record of 4,115,013 Shares on the Record Date, constituting approximately 77.2% of the 5,331,830 Shares issued and outstanding on the Record Date. Pursuant to the terms of the Merger Agreement, the Purchaser is obligated to vote all such Shares in favor of approving and adopting the Merger Agreement, which under Delaware law and the Company's certificate of incorporation will be a sufficient number of Shares to approve and adopt the Merger Agreement without the affirmative vote of any other holder of Shares, thereby assuring such approval and adoption.


PAYMENT FOR SHARES

     Upon consummation of the Merger, the Company will make available to Harris Trust Company of New York, as paying agent (the "Paying Agent") for the holders of record of Shares, as needed, the amount of cash to be paid in respect of the Shares converted into the right to receive the Merger Consideration pursuant to the Merger. Holders of record should use the Letter of Transmittal to be provided under separate cover to effect the surrender of certificates evidencing Shares in exchange for the Merger Consideration. All certificates so surrendered will be canceled. Upon consummation of the Merger and surrender of a certificate evidencing Shares, together with a duly executed Letter of Transmittal, the holder thereof will receive in exchange for each Share surrendered the Merger Consideration. Any cash held by the Paying Agent that remains unclaimed by stockholders for six months after the effective time of the Merger will be returned to the Company, as the Surviving Corporation in the Merger, upon demand and thereafter stockholders may look, subject to applicable abandoned property, escheat and other similar laws, only to the Company for payment thereof.

     A Letter of Transmittal will be sent to all stockholders of the Company under separate cover. The Letter of Transmittal will advise each stockholder of the procedures for surrendering to the Paying Agent certificates evidencing Shares in exchange for the Merger Consideration. See "PAYMENT FOR SHARES."

APPRAISAL RIGHTS

     Under Delaware law, holders of Shares who do not vote to approve the Merger and who otherwise strictly comply with the applicable requirements of the Delaware General Corporation Law may dissent from the Merger and demand payment in cash from the Company of the fair value of their Shares. See "APPRAISAL RIGHTS."

THE MERGER

     Background of the Merger. For a description of the events leading up to the approval of the Merger Agreement by the Board of Directors of the Company, see "THE MERGER -- Background of the Offer and the Merger."

     Approval of the Board of Directors of the Company. The Board of Directors of the Company, on February 1, 1998, unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to the stockholders of the Company, approved the Merger Agreement and recommended that the Company's stockholders tender their Shares pursuant to the

Offer and approve the Merger Agreement and the transactions contemplated therein, including the Merger. See "THE MERGER -- Background of the Offer and the Merger."


     Interests of Certain Persons in the Merger. The Parent has indicated that it will pay Mr. Donald L. Richey approximately $210,000 as a "stay-on" bonus to assist the Parent in assimilating the Company into the Parent's operations after consummation of the Merger. There are no other contracts, agreements, arrangements or understandings between the Parent and any other officer, director or affiliate of the Company. However, Mr. Richey may elect, as a result of the consummation of the Offer, to receive certain change-in-control payments pursuant to his employment agreement with the Company. In addition, the Company has entered into Change-In-Control Severance Agreements with certain executives pursuant to which the Company has agreed to pay specified amounts to the executive if a "Change-In-Control" (as defined in the Change-In-Control Severance Agreements) occurs and the executive's employment with the Company ceases in anticipation or as a result of the "Change-In-Control" other than for certain specified reasons. Certain other directors and officers of the Company have an interest in the Merger through the ownership of stock options that became fully vested upon consummation of the Offer. See "INTERESTS OF CERTAIN PERSONS IN THE MERGER."


     Opinion of Financial Advisor. Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), the Company's financial advisor, has delivered to the Company its written opinion that the consideration to be received by the stockholders of the Company pursuant to the Merger Agreement is fair to such stockholders from a financial point of view. The complete opinion of DLJ, which sets forth the assumptions made, matters considered and limits of its review, is attached to this Information Statement as Annex E and should be read in its entirety. See "THE MERGER -- Opinion of Financial Advisor."

     Purpose of the Merger. The purpose of the Merger is to enable the Parent, through the Purchaser, to acquire the remaining equity interest in the Company not currently owned by the Purchaser.


     Conditions to the Merger. The Merger is subject to the satisfaction of certain conditions. See "THE MERGER AGREEMENT -- Conditions to the Merger." Assuming the satisfaction of such conditions, it is expected that the Merger will be consummated on April 21, 1998, or as promptly as practicable thereafter.


     Regulatory Matters. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), expired on February 20, 1998. The Company is not aware of any federal, state or foreign regulatory requirements that remain to be complied with in order to consummate the Merger. See "THE MERGER -- Regulatory Matters."

     Certain Federal Income Tax Consequences of the Merger. The receipt of cash pursuant to the Merger Agreement or the exercise of appraisal rights will be a taxable transaction to stockholders for federal income tax purposes. See "THE MERGER -- Certain Federal Income Tax Consequences of the Merger." Stockholders are urged to consult their own tax advisors as to the particular tax consequences of the Merger to them, including the applicability and the effect of federal, state, local, foreign and other tax laws.

                 SELECTED FINANCIAL INFORMATION OF THE COMPANY

     The selected financial information of the Company set forth below has been derived from the audited financial statements of the Company for the fiscal years ended January 31, 1994, 1995 and 1996, the audited financial statements for the six month periods ended July 31, 1996 and January 31, 1997, and the unaudited financial statements for the fiscal year ended January 31, 1998. Such information should be read in conjunction with the audited financial statements and other financial information of the Company included elsewhere herein or incorporated herein by reference. Because the assets and liabilities of the Company were restated to reflect their reorganization value upon emergence of the Company from Chapter 11 proceedings, the Company is referred to as "Predecessor Co." for the periods prior to August 1, 1996 and "Successor Co." for periods thereafter. In addition, per share data for periods prior to August 1, 1996 have been omitted as these amounts do not reflect the current capital structure of the Company and therefore are not comparable.

                                                                      FISCAL YEARS ENDED
                             ----------------------------------------------------------------------------------------------------
                                            PREDECESSOR CO.                                                        SUCCESSOR CO.
                             ---------------------------------------------                                         --------------
                             JAN. 31, 1994   JAN. 31, 1995   JAN. 31, 1996              JAN. 31, 1997              JAN. 31, 1998
                             -------------   -------------   -------------   -----------------------------------   --------------
                                                                                 6 MONTHS           6 MONTHS        (UNAUDITED)
                                                                                   ENDED              ENDED
                                                                               JULY 31, 1996      JAN. 31, 1997
                                                                             -----------------   ---------------
                                                                             (PREDECESSOR CO.)   (SUCCESSOR CO.)
SELECTED OPERATING
  STATEMENT DATA:
    Net sales..............    $546,664        $416,276        $333,501          $ 111,355          $143,324          $234,200
    Income(loss) before
      income taxes.........    ($44,760)       ($97,710)       ($70,532)         ($ 37,318)         $  1,607          ($12,239)
    Provision (benefit) for
      income taxes.........    ($15,218)       ($ 2,325)       ($   165)         $      48          $    682          $    200
    Net income (loss)
      before extraordinary
      item.................    ($29,542)       ($95,385)       ($70,367)         ($ 37,366)         $    925          ($12,439)
    Gain on debt
      forgiveness..........          --              --              --          ($100,959)               --                --
    Net income (loss)......    ($29,542)       ($95,385)       ($70,367)         $  63,593          $    925          ($12,439)
    Net income (loss) per
      common share.........         n/a             n/a             n/a                n/a          $   0.18          ($  2.35)

SELECTED BALANCE SHEET
  DATA: (at end of period):
    Current assets.........    $283,551        $236,936        $154,419                n/a          $112,193          $ 98,579
    Current liabilities....    $227,418        $ 57,240        $ 55,000                n/a          $ 73,404          $ 70,244
    Working capital........    $ 56,133        $179,696        $ 99,419                n/a          $ 38,789          $ 28,335
    Total assets...........    $393,055        $327,597        $230,554                n/a          $137,830          $122,547
    Long-term
      liabilities..........    $ 15,228        $215,333        $190,897                n/a          $ 24,039          $ 23,765
    Stockholders' equity
      (deficit)............    $150,409        $ 55,024        ($15,343)               n/a          $ 40,387          $ 28,538

OTHER DATA:
    Book value per share...         n/a             n/a             n/a                n/a          $   9.61          $   5.35

MARKET PRICES AND DIVIDENDS

     The Shares are listed on the NASDAQ National Market ("NASDAQ") under the symbol HFAB. The following table sets forth the high and low closing sales prices per Share for the last two years as reported on NASDAQ, together with the per Share dividends paid by the Company during the same period of time. The Shares began trading on August 1, 1996 concurrent with the emergence of the Company from Chapter 11 reorganization proceedings. Prices for the shares of common stock of the Company prior to that date are not comparable and, accordingly, are not shown below.

                                                              HIGH      LOW     DIVIDENDS
                                                              -----    -----    ---------
Year Ended January 31, 1997
  First Quarter.............................................    n/a      n/a      $0.00
  Second Quarter............................................    n/a      n/a       0.00
  Third Quarter.............................................  $5.25    $3.25       0.00
  Fourth Quarter............................................   6.00     2.38       0.00
Year Ended January 31, 1998
  First Quarter.............................................  $5.50    $3.50      $0.00
  Second Quarter............................................   3.88     2.13       0.00
  Third Quarter.............................................   2.63     1.88       0.00
  Fourth Quarter............................................   3.25     1.69       0.00


     On January 30, 1998, the last full trading day prior to the public announcement of the execution of the Merger Agreement and the Purchaser's intention to commence the Offer, the closing sale price for the Shares was $3.19 per Share. On February 5, 1998, the last full trading day before commencement of the Offer, the closing sale price for the Shares was $4.06 per Share. On March 31, 1998, the last full trading day prior to the commencement of mailing of this Information Statement, the closing sale price for the Shares was $4.09 per Share.

            GENERAL; SPECIAL MEETING OF STOCKHOLDERS; REQUIRED VOTE

     This Information Statement is being delivered in connection with the Merger of the Purchaser with and into the Company pursuant to the Merger Agreement. As a result of the Merger, the Company will become a wholly owned subsidiary of the Parent, each issued and outstanding Share (other than Shares owned by the Parent or any subsidiary of the Parent, Shares held in treasury by the Company and Shares held by stockholders who perfect appraisal rights under Delaware law) will be converted into the right to receive the Merger Consideration (i.e., $4.25 in cash), and the equity interest of all pre-Merger stockholders in the Company will be terminated.

     The Merger is the second step of a two-step transaction pursuant to which the Parent, as the owner of all of the capital stock of the Purchaser, will acquire the entire equity interest in the Company. The first step was the Offer. The Purchaser acquired 4,115,013 Shares upon the consummation of the Offer on March 6, 1998, representing approximately 77.2% of the issued and outstanding Shares.

     Pursuant to the Merger Agreement, on March 10, 1998, five of the seven members of the Company's Board of Directors (Carl C. Gregory, III, John E. Labbett, Mitchell G. Lyn, Alison L. May and Donald L. Richey) resigned as directors and five persons designated by the Purchaser (Alan Rosskamm, Brian P. Carney, David E. Bolen, Jane A. Aggers and John W. Hermsen) were subsequently elected as members of the Board of Directors. R.N. Hankin and H. Michael Hecht continue to serve as directors of the Company. All of the persons designated by the Purchaser are executive officers of the Parent.


     The Special Meeting will be held on April 21, 1998 at 10:30 a.m., Pacific Daylight Time, at the executive offices of the Company, which are located at 13400 Riverside Drive, Sherman Oaks, California. At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and such other proposals as may properly come before the Special Meeting.



     Under Delaware law and the Company's certificate of incorporation, the affirmative vote of a majority of the issued and outstanding Shares is required to approve and adopt the Merger Agreement at the Special Meeting. Only holders of record of Shares at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. At such date there were 5,331,830 Shares outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Special Meeting.



     As a result of the Offer, the Purchaser was the holder of record of 4,115,013 Shares on the Record Date, constituting approximately 77.2% of the 5,331,830 Shares outstanding on the Record Date. Pursuant to the terms of the Merger Agreement, the Purchaser is obligated to vote all such Shares in favor of approving and adopting the Merger Agreement, which under Delaware law and the Company's certificate of incorporation will be a sufficient number of Shares to approve and adopt the Merger Agreement without the affirmative vote of any other holder of Shares, thereby assuring such approval and adoption. The Company currently anticipates that the Merger will be consummated on April 21, 1998, or as promptly as practicable thereafter.


     The Merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law. As used in this Information Statement, "Effective Time" means the effective time of the Merger under the Delaware General Corporation Law.

                               PAYMENT FOR SHARES

GENERAL

     Upon consummation of the Merger, the Company will make available to Harris Trust Company of New York, as paying agent (the "Paying Agent") for the holders of record of Shares, as needed, the amount of cash to be paid in respect of the portions of Shares converted into the right to receive the Merger Consideration pursuant to the Merger. Holders of record should use the Letter of Transmittal to be provided under separate cover to effect the surrender of certificates evidencing Shares in exchange for the Merger Consideration. All certificates so surrendered will be canceled. Upon consummation of the Merger and surrender of certificates evidencing Shares, together with a duly executed Letter of Transmittal, the holder of record thereof will receive in exchange for each Share surrendered the Merger Consideration. Any cash held by the Paying Agent that remains unclaimed by stockholders for six months after the Effective Time will be returned to the Company, as the Surviving Corporation in the Merger, upon demand and thereafter stockholders may look, subject to applicable abandoned property, escheat and other similar laws, only to the Company for payment thereof.

LETTER OF TRANSMITTAL

     A Letter of Transmittal will be sent to all stockholders of the Company under separate cover. The Letter of Transmittal will advise each stockholder of the procedures for surrendering to the Paying Agent certificates evidencing Shares in exchange for the Merger Consideration.

VALID SURRENDER OF SHARES

     For Shares to be validly surrendered pursuant to the Merger, a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, must be received by the Paying Agent, at one of its addresses set forth in the Letter of Transmittal and either (i) certificates representing Shares must be received by the Paying Agent or (ii) Shares must be delivered by book-entry transfer.

BOOK-ENTRY TRANSFER

     The Paying Agent will establish an account with respect to the Shares at The Depository Trust Company (the "Book-Entry Transfer Facility") for purposes of the Merger. Any financial institution that is a participant in the Book-Entry Transfer Facility's systems may make book-entry delivery of Shares by causing the Book-Entry Transfer Facility to transfer such Shares into the Paying Agent's account at the Book-Entry Transfer Facility in accordance with the procedures for such transfer.

SIGNATURE GUARANTEES

     Signatures on Letters of Transmittal must be guaranteed by a member firm of a registered national securities exchange (registered under Section 6 of the Exchange Act) or of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act) (each of the foregoing constituting an "Eligible Institution"), unless the Shares delivered therewith are delivered (i) by a registered holder of Shares who has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. If the certificates representing Shares are registered in the name of a person other than the signer of the Letter of Transmittal or if payment is to be made to a person other than the registered holder, then the certificates representing Shares must be endorsed or accompanied by appropriate stock powers, in each case signed exactly as the name or names of the registered holder or holders appear on the certificates, with the signatures on the certificates or stock powers guaranteed as described above and as provided in the Letter of Transmittal.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE

STOCKHOLDER. IF DELIVERY IS MADE BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

BACKUP FEDERAL INCOME TAX WITHHOLDING

     To prevent backup federal income tax withholding of 31% of the aggregate Merger Consideration payable to a stockholder, stockholders must provide the Paying Agent with his or her correct taxpayer identification number and certify that such number is correct and that he or she is not subject to backup withholding of federal income tax by completing the substitute Form W-9 included in the Letter of Transmittal.

                                APPRAISAL RIGHTS

     Stockholders of the Company are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law ("Section 262") as to Shares owned by them. Set forth below is a summary description of Section 262. Section 262 is reprinted in its entirety as Annex F to this Information Statement. All references in Section 262 and in this summary to a "stockholder" are to the record holder of the Shares as to which appraisal rights are asserted. A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker or nominee, must cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

     THE FOLLOWING SUMMARY IS NOT A COMPLETE STATEMENT OF THE LAW RELATING TO APPRAISAL RIGHTS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX F. THIS SUMMARY AND ANNEX F SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO SINCE FAILURE TO COMPLY STRICTLY WITH THE PROCEDURES SET FORTH IN SECTION 262 WILL RESULT IN THE LOSS OF APPRAISAL RIGHTS.

     In accordance with Section 262, any stockholder entitled to appraisal rights may, prior to the Special Meeting, demand in writing from the Company the appraisal of the fair value of such stockholder's Shares. Such demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of the fair value of such stockholder's Shares. A vote against the Merger does not constitute such a demand. Any stockholder (other than a record owner who is acting as a nominee holder for different beneficial owners) seeking to exercise appraisal rights for a portion, but not all, of such stockholder's Shares should consult with legal counsel before taking any such action. The Company believes that Delaware law has not clearly addressed the ability of a stockholder to exercise appraisal rights with respect to a portion, but not all, of a stockholder's Shares. Stockholders should be aware of the risk that should a stockholder seek to exercise appraisal rights with respect to a portion, but not all, of the stockholder's Shares, the Company may assert that by doing so the stockholder has waived such stockholder's appraisal rights and a Delaware court may find that the stockholder has so waived such stockholder's appraisal rights. A stockholder who elects to exercise appraisal rights must mail or deliver such stockholder's written demand to the Secretary of the Company at 13400 Riverside Drive, Sherman Oaks, California 91423-2598.

     A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as the stockholder's name appears on the certificate or certificates representing his or her Shares. If the Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand must be executed by the fiduciary. If the Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the record owner.

     A record owner, such as a broker, who holds Shares as a nominee for others, may exercise appraisal rights with respect to the Shares held for all or less than all beneficial owners of Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by such demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner. Beneficial owners who are not record owners and who intend to exercise appraisal rights should instruct the record owner to comply strictly with the statutory requirements with respect to the exercise of appraisal rights.

     Within 120 days after the Effective Time, either the Surviving Corporation or any stockholder who has complied with the required conditions of Section 262 may file a petition in the Delaware Court of Chancery (the "Delaware Chancery Court") demanding a determination of the fair value of the Shares of the dissenting stockholders. If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine which stockholders are entitled to appraisal rights and will appraise the Shares formerly owned by such stockholders, determining the fair value of such Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Delaware Chancery Court is to take into account all relevant factors.

     Stockholders considering seeking appraisal should note that the "fair value" of their Shares determined under Section 262 could be more than, the same as or less than $4.25 per Share, and that opinions of investment banking firms as to fairness, from a financial point of view, are not opinions as to fair value under Section 262. The cost of the appraisal proceeding may be determined by the Delaware Chancery Court and taxed against the parties as the Delaware Chancery Court deems equitable in the circumstances. Upon application of a dissenting stockholder, the Delaware Chancery Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all Shares entitled to appraisal.

     From and after the Effective Time, no stockholder who has duly demanded appraisal in compliance with Section 262 will be entitled to vote for any purpose the Shares subject to such demand or to receive payment of dividends or other distributions on such Shares, except for dividends or distributions payable to stockholders of record at a date prior to the Effective Time.

     At any time within 60 days after the Effective Time, any stockholder shall have the right to withdraw the stockholder's demand for appraisal and to accept the terms offered in the Merger Agreement; after this period, a stockholder may withdraw a demand for appraisal only with the consent of the Surviving Corporation. If no petition for appraisal is filed with the Delaware Chancery Court within 120 days after the Effective Time, stockholders' rights to appraisal shall cease, and all stockholders who had previously demanded appraisal shall thereafter be entitled to receive the Merger Consideration in cash, without interest thereon, upon surrender of the certificates that formerly represented their Shares. Inasmuch as the Company has no obligation to file such a petition, and has no present intention to do so, any stockholder who desires such a petition to be filed is advised to file it on a timely basis. However, no petition timely filed in the Delaware Chancery Court demanding appraisal shall be dismissed as to any stockholder without the approval of the Delaware Chancery Court, and such approval may be conditioned upon such terms as the Delaware Chancery Court deems just.

                                   THE MERGER

BACKGROUND OF THE OFFER AND THE MERGER

     In the spring of 1994, the Parent and the Company had extensive discussions about a possible merger of the Company with a wholly owned subsidiary of the Parent. In the transaction discussed at that time, outstanding shares of common stock of the Company would have been converted into the right to receive shares of common stock of the Parent. Prior to the execution of a definitive merger agreement, these discussions terminated.

     In November 1994, the Company and four of its former subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Proceedings") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). In the summer of 1995, the Parent expressed an interest in buying assets of the Company as part of a plan of reorganization in the Bankruptcy Proceedings and asked for information needed to evaluate the Company and its business. In July 1995, the Parent and the Company entered into a confidentiality agreement covering all such information furnished by the Company to the Parent and its advisors. At least two other entities expressed an interest in the Company and executed confidentiality agreements.

     From December 1995 through March 1996, the Parent held discussions with the Company and certain of its creditors regarding the possible terms of an acquisition by the Parent. In March 1996, the Parent submitted a proposal to purchase, as part of a plan of reorganization of the Company and its subsidiaries in the Bankruptcy Proceedings, substantially all of the assets of the Company and its subsidiaries, other than deferred taxes and tax refunds, the Company's office building and leasehold interests in the Company's warehouse and processing facility in South Carolina, for $118.8 million in cash, subject to significant adjustments for changes in the book value of the assets, but without the assumption of any liabilities other than certain store leases. The Company also received a proposal from another entity. The Company's Board of Directors, after discussion with the representatives of its secured creditors, the unsecured creditors committee and the equity holders committee, rejected both proposals as inadequate.

     On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization of the Company and its subsidiaries (the "Plan"). On July 31, 1996, all conditions required for the effectiveness of the Plan were satisfied.

     In January 1997, the Company was approached by another entity regarding a possible acquisition of the Company. That entity executed a confidentiality agreement and commenced due diligence. On January 24, 1997, the Company retained Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as its exclusive financial advisor in connection with the Company's evaluation of strategic alternatives, including a possible sale, merger or other business combination. DLJ received a $100,000 retainer fee at the time of its engagement. In the course of the engagement DLJ investigated a number of strategic alternatives, including the sale of the Company and the possibility of raising additional equity capital with new investors. The entity that had expressed interest prior to DLJ's engagement ultimately declined to make an offer for the Company after completing its due diligence. That entity did express interest in purchasing specific stores; however, the Company determined that such a sale was not in the best interests of the Company and discussions with that entity ceased in April 1997. Other parties contacted by DLJ did not return with proposals the Company wished to pursue.

     In May 1997, the Company was approached by the Parent regarding the purchase by the Parent of certain of the Company's stores; however, the Company determined that such a sale was not in the best interests of the Company.

     In June 1997, the Company and DLJ mutually determined that DLJ would not continue to be actively involved in the Company's efforts to procure the additional capital it was seeking.

     In August 1997, the Company retained F.M. Roberts & Company, Inc. ("F.M. Roberts") to advise it on financing alternatives and enhancing stockholder value. F.M. Roberts contacted approximately 10 entities, including the Parent, who were potential sources of capital financing for the Company and/or entities that might be interested in acquiring the Company.

     On September 26, 1997, Mr. Fredric Roberts, President of F.M. Roberts, telephoned Alan Rosskamm, Chairman of the Board, President and Chief Executive Officer of the Parent, to determine whether the Parent was interested in acquiring the Company.

     On October 24, 1997, Mr. Roberts and Mr. Rosskamm spoke again by telephone. At that time, Mr. Roberts advised Mr. Rosskamm that the Company was continuing to explore the possibility of capital financing and that, if the Parent wished to submit a proposal to acquire the Company, it should do so before the financing was completed.

     On October 27, 1997, Mr. Rosskamm telephoned Mr. Donald L. Richey, President and Chief Executive of the Company, and told him that the Parent was considering an acquisition of the Company and was prepared to move quickly.

     On October 30, 1997, the Parent and the Company entered into a confidentiality agreement covering information furnished by the Parent to the Company and its advisors in connection with their evaluation of a possible transaction with the Company.

     On November 26, 1997, Brian P. Carney, Executive Vice President and Chief Financial Officer of the Parent, had a telephone conversation with John E. Labbett, Executive Vice President -- Chief Financial Officer of the Company, to request information about the Company and to express an interest in a face-to-face meeting. Following the discussion, Mr. Labbett faxed to Mr. Carney a copy of the Company's third quarter press release, which had been made public that day.

     On December 2, 1997, Mr. Carney sent to Mr. Labbett a letter requesting additional information and materials relating to the Company.

     On December 11, 1997, the Company entered into a Commitment Letter with Chiplease, Inc. which provided that Chiplease, Inc. would make an investment of $10 million in the Company through the purchase of common stock, preferred stock and warrants. The Commitment Letter provided that the commitment to invest by Chiplease, Inc. was subject to, among other things, the execution of a mutually satisfactory definitive purchase agreement by January 15, 1998 and the completion by Chiplease, Inc, of such due diligence as it deemed appropriate. The Company and Chiplease, Inc. were unable to agree on the definitive terms of the proposed investment by Chiplease, Inc. and on January 15, 1998 the Commitment Letter terminated by its terms.

     On December 16, 1997, Mr. Carney and other representatives of the Parent and its financial advisor, McDonald & Company Securities, Inc., met in Los Angeles with Mr. Richey, Mr. Labbett, Mr. R.N. Hankin, Chairman of the Board of the Company, and representatives of F.M. Roberts to review the information and materials requested by Mr. Carney in his December 2, 1997 letter to Mr. Labbett.

     On January 9, 1998, Mr. Carney and Mr. Timothy Lemieux, Director of Systems Development of the Parent, participated in a telephone call with Mr. Labbett and representatives of the firm that the Company had retained in connection with the installation of the Company's point-of-sale equipment. The purpose of the call was to determine the compatibilities of the hardware and software platforms used by the Company and the Parent at their respective stores.

     On January 9, 1998, Mr. Roberts wrote a letter formally inviting interested parties, including the Parent, to submit a non-binding indication of interest in an acquisition of the Company and specifying the information to be contained in the indication of interest.

     On January 14, 1998, the Parent's Board of Directors met to discuss the advisability of an acquisition of the Company by the Parent, as well as the terms and conditions of such an acquisition. J.W. Sean Dorsey of McDonald & Company participated in the meeting by conference telephone. A preliminary draft of the Merger Agreement was sent to each of the directors prior to the meeting. At the meeting, the Parent's directors unanimously approved the acquisition on the terms discussed.

     On January 16, 1998, the Parent submitted a non-binding proposal for the acquisition of the Company. The principal terms of that proposal were: (1) a price of $4.10 per share in cash, subject to reduction if the Company's secured lender did not waive the termination fee payable under the Company's existing financing arrangement or the Company's investment bankers did not agree to cap their fees at $1,500,000 in the aggregate, (2) the acquisition to be structured as a tender offer followed by a merger in which non-tendering stockholders of the Company received the same cash price as was paid in the tender offer, (3) prompt filing by the Parent and the Company of their Notification and Report Forms under the HSR Act, and (4) an agreement by the Company not to solicit or encourage acquisition proposals from other bidders or to furnish nonpublic information to other bidders. The members of the Company's Board of Directors were informed as to the content of the Parent's non-binding proposal.

     On January 19, 1998, the Parent submitted to the Company a draft of the Merger Agreement and a Stock Option Agreement that provided for the grant by the Company to the Parent of an option to purchase Shares comprising 19% of the outstanding Shares prior to exercise of the option (the "Lock-up Option").

     On January 20, 1998, the Company's Board of Directors met and reviewed the proposal from the Parent. Mr. Roberts and Richard Boehmer of O'Melveny & Myers LLP, counsel to the Company, discussed the proposal with the Board. The Board concluded that the Company's management, Mr. Roberts and counsel should discuss the proposal further with the Parent and report back to the Board regarding their discussions.

     Following discussions between Mr. Roberts and Mr. Dorsey, on January 22, 1998, the Parent increased the price to $4.25 per share in cash, removed the provision for a reduction of the price and clarified the extent of the due diligence to be conducted by the Parent prior to the execution of a definitive merger agreement. On January 22, 1998, Mr. Richey wrote Mr. Rosskamm and agreed not to engage in discussions with third parties about a merger with the Company until February 6, 1998 or the earlier termination of discussions between the Parent and the Company.

     On January 27 and 28, 1998, representatives of the Parent and its counsel met with representatives of the Company, F.M. Roberts and counsel to the Company to negotiate the terms of the Merger Agreement. During the course of those discussions, a number of issues were addressed, including the amount of the termination fee requested by the Parent, the proposed conditions to the Offer and the extent of the representations, warranties and covenants to be made by the Company in the Merger Agreement. As a result of these discussions, representatives of the Parent agreed to drop their request for the Lock-up Option, to decrease the amount of the termination fee being requested, and to eliminate or revise certain of the Company's representations, warranties and covenants.

     On January 28, 1998, the Company's Board of Directors met. Mr. Roberts and Mr. Boehmer summarized for the Board the negotiations to date with the Parent and discussed the open issues, including the extent of the representations and warranties requested by Parent, the termination fee demanded by the Parent and its amount, and the proposed conditions to the Offer.

     On January 29, 1998, the then-current draft of the Merger Agreement was provided to all the Company's directors. Also, the Company requested that DLJ review the proposed transaction and, when requested by the Company, deliver an opinion as to the fairness from a financial point of view of the consideration to be received by the Company's stockholders in the proposed transaction. The Company and DLJ then signed a letter agreement confirming DLJ's fee for such an opinion and waiving certain other fees which had been provided for in the agreement the Company had signed with DLJ on January 24, 1997.

     On January 30, 1998, counsel to the Parent and the Company exchanged comments on a draft of the Merger Agreement and continued to discuss open issues, including the amount of the termination fee and the wording of the conditions to the Offer.

     On February 1, 1998, the Company's Board of Directors met to consider the proposed transaction with the Parent. Mr. Boehmer reviewed with the Board the proposed terms of the Merger Agreement in detail. The Board continued to be concerned regarding the amount of the proposed termination fee and the wording of the condition to the Offer regarding the possible divestiture of stores by the Parent. The Board instructed Mr. Roberts to contact the Parent regarding these matters. Mr. Roberts telephoned Mr. Carney and it was agreed that the requested termination fee amount would be reduced and the parties agreed on the wording of the conditions to the Offer. A revised draft of the Merger Agreement was prepared reflecting the changes.

     The Company's Board of Directors reconvened later on February 1, 1998. At that meeting, Mr. Boehmer described the terms of the proposed Merger Agreement. Representatives of DLJ joined the meeting and made a presentation to the Company's Board of Directors. After the presentation, DLJ delivered its written opinion that the consideration to be received by the stockholders of the Company pursuant to the Merger Agreement is fair to such stockholders from a financial point of view. The Company's Board of Directors then unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, were fair to the stockholders of the Company, approved the Merger Agreement and recommended that the Company's stockholders tender their shares of Common Stock pursuant to the Offer and, if applicable, approve the Merger Agreement and the transactions contemplated therein, including the Merger.

     The Merger Agreement was executed by all parties after the Company's Board of Directors meeting.

     In reaching the determination and recommendation described above, the Board considered a number of factors, including the following:

          (1) The financial condition and results of operations of the Company.

          (2) The projected financial results, prospects and strategic objectives of the Company, as well as the risks involved in achieving those results, prospects and objectives, including certain liquidity constraints which the Company may face in the absence of any new financing.

          (3) The fact that the $4.25 per Share to be received by the Company's stockholders in both the Offer and Merger represents a substantial premium (approximately 33%) over the closing market price of $3.19 per Share on January 30, 1998 (the last trading day prior to the Board's approval of the Offer and the Merger); and the fact that the $4.25 per Share to be received by the Company's stockholders in both the Offer and the Merger represents a substantial premium (110%) over the average market price per Share during the 60-day period prior to the Board's approval of the Offer and the Merger.

          (4) The Board's view, after consultation with management and F.M. Roberts, regarding the likelihood of the existence of other viable buyers on terms as favorable as those in the Offer and the Merger.

          (5) The presentation to the Company's Board of Directors by representatives of DLJ and the opinion of DLJ that the $4.25 per Share in cash to be received by the stockholders of the Company pursuant to the Merger Agreement is fair to such stockholders from a financial point of view. The full text of the written opinion of DLJ, which sets forth assumptions made, procedures followed, matters considered and limits on the review undertaken, is attached as Annex E to this Information Statement. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY.

          The opinion of DLJ was presented for the information of the Company's Board of Directors in connection with their consideration of the Merger Agreement and is directed only to the fairness of the aggregate consideration to be received by the stockholders of the Company pursuant to the Merger Agreement. The opinion does not constitute a recommendation to any stockholder as to how to vote with respect to the Merger.

          (6) The availability of appraisal rights under Section 262 of Delaware Law for dissenting Shares.

          (7) The terms and conditions of the Merger Agreement and the course of the negotiations resulting in the execution thereof.

          (8) The possible alternatives to the Offer and the Merger, including the prospects of the Company going forward as an independent entity, the range of possible benefits to the Company's stockholders of such alternatives and the timing and the likelihood of actually accomplishing any of such alternatives.

          (9) The likelihood that the proposed acquisition would be consummated, including the likelihood of obtaining the regulatory approvals required pursuant to, and satisfying the other conditions to, the Offer and the Merger contained in the Merger Agreement, the experience, reputation and financial condition of the Parent and the risks to the Company if the acquisition were not consummated.

     The members of the Board of Directors evaluated the factors listed above in light of their knowledge of the business and operations of the Company and their business judgment. In view of the wide variety of factors considered in connection with its evaluation of the Offer and the Merger, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

     On February 6, 1998, the Purchaser commenced the Offer. The Offer expired at 12:00 midnight, Eastern Standard Time, on March 6, 1998. Following the expiration of the Offer, the Purchaser accepted for payment 4,115,013 Shares (approximately 77.2% of the issued and outstanding Shares) validly tendered and not withdrawn pursuant to the Offer, which number gives effect to the failure of a number of Shares to be delivered in accordance with guaranteed delivery procedures. On March 10, 1998, the resignations of five of seven existing directors of the Company became effective, and five persons designated by the Purchaser were subsequently elected to the Board of Directors.

OPINION OF FINANCIAL ADVISOR

     The Company and DLJ entered into an agreement dated January 24, 1997 (the "Retention Letter") pursuant to which DLJ was retained as the Company's exclusive financial advisor with respect to (i) the sale, merger, consolidation or any other business combination, in one or a series of transactions, involving all or a substantial amount of the business, securities or assets of the Company and (ii) certain other extraordinary corporate transactions. The Company paid DLJ a $100,000 retainer fee at the time the Retention Letter was executed. The Company also agreed to pay (i) a fee of $350,000 if DLJ delivered a fairness opinion with respect to any transaction and (ii) a "success fee" in the event a transaction was consummated. In addition, the Company agreed to reimburse DLJ for out-of-pocket expenses (in an amount not to exceed $75,000 without the Company's prior written consent) and to provide indemnification to DLJ in connection with its services. On January 24, 1998, when DLJ was requested to render its opinion with respect to the consideration to be received by the Company's stockholders pursuant to the Merger Agreement, the Retention Letter was amended (the "Amendment") to waive the "success fee" originally provided for therein and to confirm that DLJ would receive $100,000 upon the execution of the Amendment and an additional $250,000 at the time the opinion was delivered to the Company in writing. On February 1, 1998, the Company paid DLJ $350,000 for rendering its opinion regarding the consideration to be received by the stockholders of the Company under the Merger Agreement.

     At the meeting of the Company's Board on February 1, 1998, DLJ provided its opinion (the "DLJ Opinion") that, as of such date, based upon and subject to the various considerations set forth in the DLJ Opinion, the cash consideration to be received by the holders of the Shares in the Offer and the Merger is fair from a financial point of view to such holders. DLJ was not requested to, and has not, updated its opinion. DLJ has consented to the inclusion of the DLJ Opinion as Annex E to this Information Statement.

     THE FULL TEXT OF THE DLJ OPINION, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY DLJ IN RENDERING THE DLJ OPINION, IS ATTACHED AS ANNEX E HERETO. THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE DLJ OPINION CAREFULLY AND IN ITS ENTIRETY. THE DLJ OPINION ADDRESSES ONLY THE FAIRNESS FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF THE SHARES AS OF THE DATE OF THE DLJ OPINION OF THE CASH CONSIDERATION TO BE RECEIVED BY SUCH HOLDERS IN THE OFFER AND THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO THE STOCKHOLDERS OF THE COMPANY AS TO HOW SUCH HOLDER SHOULD VOTE WITH RESPECT TO THE MERGER. THE SUMMARY OF THE DLJ OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE DLJ OPINION.

     In arriving at its opinion, DLJ reviewed the Merger Agreement as well as financial and other information that was publicly available or furnished to DLJ by the Company, including information provided during discussions with management. Included in the information provided during discussions with management were certain financial projections of the Company for the period beginning fiscal year 1998 and ending fiscal year 2003 provided by the management of the Company and certain information concerning the Company's near-term liquidity concerns. In addition, DLJ compared certain financial and securities data of the Company with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the Shares, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as DLJ deemed appropriate for purposes of delivering its opinion. DLJ was not requested, and did not, solicit the interest of any other party in acquiring the Company or assist the Company in exploring alternative strategies since earlier in 1997. DLJ also did not participate in the negotiations of the terms of the proposed transaction with the Parent.

     DLJ, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Company selected DLJ to serve as its exclusive financial advisor and to deliver the DLJ opinion based upon such experience of DLJ.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a summary of the material federal income tax consequences of the Merger to stockholders of the Company whose Shares are converted into the right to receive the Merger Consideration in the Merger (as well as any cash amounts received by dissenting stockholders pursuant to the exercise of appraisal rights). The discussion applies only to stockholders of the Company holding Shares as capital assets and may not apply to stockholders who received their Shares pursuant to the exercise of employee stock options or otherwise as compensation, or who are not citizens or residents of the United States.

     The federal income tax consequences set forth below are included for general informational purposes only and are based upon present law. Because individual circumstances may differ, each stockholder should consult the stockholder's own tax advisor to determine the applicability of the rules discussed below to the stockholder and the particular tax effects of the Merger, including the application and effect of state, local, foreign and other tax laws.

     Receipt of the Merger Consideration. The receipt by a stockholder of the Merger Consideration (including any cash amounts received by dissenting stockholders pursuant to the exercise of appraisal rights) in exchange for Shares will be a taxable transaction for federal income tax purposes. In general, for federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between such stockholder's adjusted tax basis in the Shares exchanged for cash in the Merger and the amount realized in such exchange (i.e., generally the amount of cash received therefor). Such gain or loss will be capital gain or loss. In the case of non-corporate taxpayers, any such capital gain will be long-term capital gain and subject to a maximum federal income tax rate of 20% if the stockholder's holding period for the Shares at the Effective Time of the Merger is greater than eighteen months; if such holding period is more than one year but not more than eighteen months, then any such capital gain will be mid-term capital gain and will be subject to a maximum federal income tax rate of 28%. Any capital losses incurred will be subject to limitations on their availability. Stockholders that incur capital losses are urged to consult their own tax advisors. Dissenting stockholders who do not receive cash in the taxable year in which the Effective Time of the Merger occurs (i.e., the year of the sale of Shares) are urged to consult their own tax advisors regarding the amount of their "amount realized" (and resulting amount of gain recognized) in such taxable year and the potential application (if at all) of the "open transaction doctrine" pending the determination of the amount of cash to which dissenting stockholders are entitled.

     Backup Withholding. Payments in connection with the Merger may be subject to "backup withholding" at a 31% rate. Backup withholding generally applies if the stockholder (a) fails to furnish his social security number or other taxpayer identification number ("TIN"), (b) furnishes an incorrect TIN, (c) fails properly to report interest or dividends, or (d) under certain circumstances, fails to provide a certified statement, signed under penalties of perjury, that the TIN provided is his or her correct number and that he or she is not subject to backup withholding. Any amounts withheld from a payment to a stockholder under the backup withholding rules will be allowed as a credit against such stockholder's federal income tax liability, provided that the required information is provided to the Internal Revenue Service. Certain persons generally are exempt from backup withholding, including corporations and financial institutions. Certain penalties apply for failure to furnish correct information and for failure to include the reportable payments in income. Each stockholder should consult with the stockholder's own tax advisor as to the stockholder's qualification for exemption from withholding and the procedure for obtaining such exemption.

REGULATORY MATTERS

     The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired on February 20, 1998. The Company is not aware of any federal, state or foreign regulatory requirements that remain to be complied with in order to consummate the Merger.

     The Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division") frequently scrutinize the legality under the U.S. antitrust laws of transactions such as the Purchaser's acquisition of the Company. At any time, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking the divestiture of Shares acquired by the Purchaser or the divestiture of substantial assets of the Parent or its subsidiaries, or the Company or its subsidiaries. Private parties and state attorneys general may also bring legal action under certain circumstances. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, of the result thereof.

                   INTERESTS OF CERTAIN PERSONS IN THE MERGER


CHANGE-IN-CONTROL AGREEMENTS


     The Company has entered into Change-In-Control Severance Agreements (the "Change-In-Control Agreements") with certain executives pursuant to which the Company has agreed to pay specified amounts to the executive if a Change-In-Control (as defined, which includes the consummation of the Offer) occurs and the executive's employment by the Company ceases in anticipation of the Change-In-Control or on or after the Change-In-Control, other than as a result of a termination for good cause (as defined), the death or permanent disability of the executive or the resignation of the executive without Good Reason (a "Covered Transaction"). A resignation by an executive shall be for "Good Reason" if on or after a Change-In-Control (i) there has been any reduction in the executive's title or any material reduction in the executive's responsibilities from those that existed immediately prior to the Change-In-Control, (ii) without the executive's prior written approval (A) the Company's principal executive offices are relocated to a location outside Los Angeles County, California, or (B) the Company requires the executive to be based anywhere other than the Company's principal executive office or the executive's current assignment location, except for required travel on the Company's business to any extent substantially consistent with the executive's business travel obligations immediately prior to any Change-In-Control, (iii) there is a reduction in the executive's base salary or benefits from that in effect on the date of the Change-In-Control Agreement, or as the same may be increased from time to time, except that an across-the-board reduction in the salary level and benefits of all of the Company's executive employees in the same percentage amount as part of a general salary level of benefits reduction of all salaried employees of the Company, shall not constitute "Good Reason," or
(iv) a successor to all or substantially all of the business and assets of the Company fails to furnish the executive with an agreement assuming the Change-In-Control Agreement.

     If a Covered Transaction occurs after the consummation of the Offer with respect to the following executive officers, the executive will be entitled to the amounts indicated (which include the costs of certain benefits): John E. Labbett, Executive Vice President, Chief Financial Officer and Director of the Company ($223,295); William E. Rapp, Executive Vice President -- Merchandise and Buying ($197,475); Carolyn Tackett, Executive Vice President ($177,828); Gary E. Veazie, Executive Vice President -- Store Operations ($177,828); James C. Webb, Senior Vice President -- Real Estate ($110,197); Marvin S. Maltzman, Senior Vice President -- Administration, Secretary and General Counsel ($126,323); Jay A. Klein, Senior Vice President -- Crafts ($101,566); Doyle W. Parker, Senior Vice President -- Craft Buyer ($69,228); and Carlos Menendez, Vice
President -- Information Systems ($80,845). In addition, the Change-In-Control Agreements provide that the executive will be entitled to participate in all employee benefits, or the Company will arrange to provide benefits substantially similar to those the executive was entitled to receive prior to the Covered Transaction, for a specified period of time.

EMPLOYMENT AGREEMENT AND OTHER ARRANGEMENTS WITH MR. DONALD L. RICHEY

     Mr. Donald L. Richey, President, Chief Executive Officer and Director of the Company, entered into an employment agreement with the Company in March 1997 (the "Richey Employment Agreement"). The Richey Employment Agreement provides, among other things, that if a change-in-control (as defined, which includes the consummation of the Offer) occurs, Mr. Richey may, within nine months after first receiving notice of the change-in-control, elect to retire from full-time service and shall be entitled, for a period of 18 months after such election, to receive his base salary under the Richey Employment Agreement, a bonus (calculated based upon the bonus Mr. Richey would have been entitled to receive for the fiscal year in which he retires from full-time service) and any additional benefits to which he is entitled under the Richey Employment Agreement. If Mr. Richey were to elect to retire after the consummation of the Offer, he would be entitled to receive approximately $609,450.

     Pursuant to the Richey Employment Agreement, Mr. Richey was granted an option to purchase 200,000 Shares at a price of $3.6875 per Share. In addition, pursuant to the terms of the Richey Employment Agreement, on February 2, 1998, Mr. Richey was granted an option to purchase 100,000 Shares at a price of $4.09375 per Share, the closing price of the Company's Common Stock on February 2, 1998. All these options accelerate and became immediately exercisable upon a change-in-control (as defined, which includes the consummation of the Offer). Based upon a Merger Consideration of $4.25 per Share, Mr. Richey's option will have an aggregate value of approximately $128,125.


     The Parent has indicated that it will pay Mr. Richey approximately $210,000 as a "stay-on" bonus to assist the Parent in assimilating the Company into the Parent's operations after consummation of the Merger.


EMPLOYEE OPTIONS

     Pursuant to the terms of the Company's 1996 Non-Qualified Stock Option Plan (the "Employee Option Plan"), certain executive officers and other employees of the Company have been granted options to purchase Shares. The Employee Option Plan provides, among other things, that upon a "Change-In-Control" (as defined, which includes the consummation of the Offer), all outstanding options which are not then vested will be fully vested and subject to exercise. The following executive officers hold options with an exercise price of $4.00 per share: Gary
L. Larkins (76,859 shares), John E. Labbett (37,492 shares), William E. Rapp (37,492 shares), Marvin S. Maltzman (24,370 shares), James C. Webb (20,621 shares) and Carlos Menendez (11,248 shares). In addition, the following executive officers hold options as follows: Carolyn Tackett (30,000 shares at $3.625 per share), Gary E. Veazie (30,000 shares at $2.00 per share), Doyle W. Parker (20,000 shares at $2.125 per share), Jay A. Klein (20,000 shares at $1.75 per share) and Carlos Menendez (5,000 shares at $1.875 per share).

DIRECTOR OPTIONS

     Pursuant to the terms of the Company's Non-Employee Directors' Stock Option Plan (the "Directors Option Plan"), all non-employee directors of the Company have been granted options. The Directors Option Plan provides, among other things, that upon a "Change-In-Control" (as defined, which includes the consummation of the Offer), all outstanding options which are not yet vested shall be fully vested and subject to exercise. The following directors of the Company hold options with an exercise price of $4.00 per share: Carl C. Gregory, III (9,373 shares); Mitchell G. Lynn (18,746 shares): Alison L. May (9,373 shares); R.N. Hankin (18,746 shares); and H. Michael Hecht (18,746 shares).

                              THE MERGER AGREEMENT

     The following is a summary of the material terms of the Merger Agreement. The summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Information Statement as Annex D.


     The Tender Offer. Pursuant to the terms of the Merger Agreement, the Purchaser agreed to, and the Parent agreed to cause the Purchaser to, offer to purchase each outstanding Share of the Company tendered pursuant to the Offer at a price of $4.25 per share, net to the seller in cash, and to cause the Offer to remain open until the close of business on the twentieth business day after the commencement of the Offer. The obligations of the Purchaser and the Parent to consummate the Offer and to accept for payment and purchase the Shares tendered in the Offer were subject to the fulfillment of a number of conditions (the "Offer Conditions"), including, among other things, there being validly tendered a number of Shares which, when added to the Shares beneficially owned by the Parent, constituted at least a majority of the Shares outstanding. In accordance with these terms, the Purchaser commenced the Offer on February 6, 1998, and, when the Offer expired on March 6, 1998, purchased all of the Shares validly tendered and not withdrawn.

     Board Designees. The Merger Agreement provides that, promptly following the purchase by the Purchaser pursuant to the Offer of that number of Shares which, when aggregated with the Shares then owned by the Parent and any of its affiliates, represents at least a majority of the Shares then outstanding on a fully diluted basis, the Company will, if requested by the Purchaser or the Parent, take all actions necessary to cause persons designated by the Purchaser to become directors of the Company so that the total number of directors so designated equals the product, rounded up to the next whole number, of (i) the total number of directors of the Company multiplied by (ii) the ratio of the number of Shares beneficially owned by the Purchaser or its affiliates at the time of such purchase over the number of Shares then outstanding; provided that, prior to the Effective Time, the Company's Board of Directors will always have at least two members who were directors of the Company as of the date of the Merger Agreement, except to the extent that no such individuals wish to be directors (the "Continuing Directors"). In accordance with these provisions, on March 10, 1998, five of the seven members of the Company's Board of Directors resigned as directors, and five persons designated by the Purchaser were appointed as members of such Board of Directors. Until the Effective Time, any amendment to the Merger Agreement, any termination of the Merger Agreement by the Company, any extension by the Company of the time for the performance of any of the obligations of the Purchaser or the Parent under the Merger Agreement (except as expressly permitted under the Merger Agreement), any recommendation to stockholders or any modification or withdrawal of any such recommendation, any retention of counsel and other advisors in connection with the transaction contemplated by the Merger Agreement, or any waiver of any of the Company's rights under the Merger Agreement will require the concurrence of a majority of the Continuing Directors, unless no individuals who are currently directors of the Company wish to be directors.

     The Merger. Pursuant to the terms of the Merger Agreement, the Purchaser will be merged with and into the Company in accordance with the Delaware General Corporate Law (the "DGCL"). As a result of the Merger, the separate existence of the Purchaser will cease and the Company will be the surviving corporation (the "Surviving Corporation"). As soon as practicable after satisfaction or waiver of all conditions to the Merger set forth in the Merger Agreement, the parties will cause a certificate of merger to be duly filed with the Delaware Secretary of State. The Merger will become effective when the certificate of merger is so filed (the "Effective Time").

     By virtue of the Merger, at the Effective Time: (i) each share of common stock of the Purchaser then issued and outstanding will be converted into one share of common stock of the Surviving Corporation; and (ii) each Share then issued and outstanding, except for Shares held by the Company as treasury shares or owned by the Parent or any subsidiary of the Parent (which Shares will be immediately canceled and no payment will be made with respect thereto), will be converted, by virtue of the Merger and without any action on the part of the holder thereof, into the right to receive, without interest, the Merger Consideration. Subject to the right of stockholders to dissent from the Merger and require appraisal of their Shares pursuant to the DGCL, from and after the Effective Time all Shares will be canceled and retired and cease to exist and each holder of a certificate representing any Shares immediately prior to the Effective Time will thereafter cease to have any rights with respect to such Shares, except the right to receive the Merger Consideration therefor or payment from the Surviving Corporation of the "fair value" of such Shares as determined under Section 262 of the DGCL.

     Until amended in accordance with applicable law, the certificate of incorporation and bylaws of the Purchaser in effect immediately prior to the Effective Time will be the certificate of incorporation and bylaws of the Surviving Corporation after the consummation of the Merger. Until successors are duly elected or appointed and qualified in accordance with applicable law, from and after the Effective Time, the directors and officers of the Purchaser immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation after the consummation of the Merger.

     Stock Options; Series B and C Warrants. At the Effective Time, each outstanding option (a "Company Option") to purchase Shares granted to employees, directors or F.M. Roberts, whether or not exercisable, will be canceled and converted into the right to receive, without interest, an amount in cash (the "Cash Payment") equal to the product of (i) the number of Shares subject to the Company Option and (ii) the excess of (a) the Merger Consideration over (b) the exercise price per share of the Company Option; provided that, with respect to any Person subject to Section 16 of the Exchange Act, any such amount will be paid, without interest, as soon as practicable after the first payment can be made without liability of such Person under Section 16(b) of the Exchange Act.

     At the Effective Time, the Parent will cause the Surviving Corporation to assume the performance of the covenants and conditions of the Series B Warrant Agreement (the "Series B Warrant Agreement") and the Series C Warrant Agreement (the "Series C Warrant Agreement"), each executed by and between the Company and American Stock Transfer & Trust Company, as the warrant agent (the "Warrant Agent"), and dated as of July 31, 1996, that was to be performed by the Company under each agreement, by supplemental agreement (the "Supplemental Warrant Agreement"). The Supplemental Warrant Agreement will further provide that each holder of a Series B Warrant will have the right after the Effective Time (a) upon exercise of each Series B Warrant and payment of the Exercise Price (as defined in the Series B Warrant Agreement) in effect immediately prior to the Effective Time, to receive the Merger Consideration and one Series C Warrant and
(b) upon exercise of each Series C Warrant and payment of the Exercise Price (as defined in the Series C Warrant Agreement) in effect immediately prior to the Effective Time, to receive the Merger Consideration.

     Representations and Warranties of the Company. In the Merger Agreement, the Company has made customary representations and warranties to the Purchaser and the Parent, including, but not limited to, representations and warranties relating to the following: the organization and qualification of the Company; the authority of the Company to enter into and perform its obligations under the Merger Agreement; required consents and approvals; the capitalization of the Company; filings made by the Company with the Securities and Exchange Commission (the "SEC"); the accuracy of the Company's financial statements; inventory; contracts and commitments; the absence of certain changes or developments since October 31, 1997; litigation; necessary permits; labor and employee benefit matters; taxes; real estate; personal property; intellectual property rights; environmental matters; insurance; indemnification; board approval and recommendation; stockholder approval; opinion of a financial advisor; finders and investment bankers; and state takeover statues.

     Representations and Warranties of the Parent and the Purchaser. The Parent and the Purchaser have also made customary representations and warranties in the Merger Agreement, including, but not limited to, representations and warranties relating to the following: the organization and qualification of the Parent and the Purchaser; the authority of each of the Parent and the Purchaser to enter into and perform their obligations under the Merger Agreement; required consents and approvals; filings made by the Parent with the SEC; the accuracy of the Parent's consolidated financial statements; litigation; stockholder approval; availability of sufficient funds to consummate the Offer; the absence of fraudulent conveyances; and finders and investment bankers.

     Covenants of the Company. In the Merger Agreement, the Company has agreed that, except as contemplated or permitted by the Merger Agreement or specifically disclosed in the schedules thereto, or as otherwise approved in writing by the Parent, from the date of the Merger Agreement until the time that the designees of the Purchaser have been appointed to the Board of Directors of the Company, the Company will conduct its business in the ordinary course consistent with past practice. Throughout this same period of time the Company will not (i) adopt or approve any amendment in its certificate or incorporation or bylaws; (ii) merge, consolidate, or enter into a share exchange with any other individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof (a "Person"), acquire a material amount of capital stock or assets of any other Person, or sell, lease, license, mortgage, pledge or otherwise dispose of any material assets, except for the purchase or sale of merchandise inventory in the ordinary course of business consistent with past practice; (iii) declare, set aside or pay any dividends or make any distributions in respect of the Shares or redeem, repurchase or otherwise acquire any Shares; (iv) issue, deliver or sell, or authorize the issuance, delivery or sale of, any capital stock or other securities of the Company, other than upon the exercise of outstanding Company Options or Series B Warrants granted prior to the date hereof, split, combine or reclassify any Shares, or amend the terms of any outstanding voting securities; (v) without the prior written consent of the Parent, which consent shall not be unreasonably withheld or delayed, enter into any new store lease, extend the term of any existing store lease or enter into certain other contracts or commitments; (vi) except to the extent required by law or by existing written agreements or plans disclosed in Company reports to the SEC or the Company disclosure schedule, increase in any manner the compensation or fringe benefits of any of its directors or officers (other than annual increases, in the ordinary course of business, in the compensation or fringe benefits of officers who are not executive officers), pay any pension or retirement allowance to any such director or officer, become a party to, amend or commit itself to any pension, retirement, profit-sharing, welfare-benefit plan or employment agreement with or for the benefit of any such director or officer, grant any severance or termination pay or stay-in-place bonus to any such director or officer, or increase the benefits payable under any existing severance or termination pay or stay-in-place bonus policies; (vii) make any material tax election or settle or compromise any material federal, state, local or foreign tax liability; (viii) change its accounting procedures and practices in any material respects, including but not limited to those relating to inventory valuation and reserves, except to the extent required by changes in generally accepted accounting principles; and (ix) agree to do any of the foregoing.

     In the Merger Agreement, the Company has further agreed that, from the date of the Merger Agreement until the Effective Time, it will not, and will direct and use all reasonable efforts to cause the officers, directors, employees and agents of the Company not to, directly or indirectly, (i) take any action to solicit, to initiate or knowingly to encourage any good faith offer or proposal for (x) a merger or other business combination involving the Company and any Person (other than the Parent, the Purchaser or any subsidiary of either the Parent or the Purchaser), (y) an acquisition by any Person (other than the Parent, the Purchaser or any subsidiary of either the Parent or the Purchaser) of assets or earning power of the Company, in one or more transactions, representing 15% or more of the assets or earning power of the Company, or (z) an acquisition by any Person (other than the Parent, the Purchaser or any subsidiary of either the Parent or the Purchaser) of the securities representing 15% or more of the voting power of the Company (any of the events in (x), (y) and (z) being a "Company Acquisition Proposal"), (ii) engage or participate in discussions or negotiations, or enter into agreements, with any Person with respect to a Company Acquisition Proposal, or (iii) in connection with a Company Acquisition Proposal, disclose any nonpublic information relating to the Company or afford access to the properties, books or records of the Company to any Person, except that the Company may take action described in clause (ii) or
(iii) if (A) such action is taken in connection with an unsolicited Company Acquisition Proposal, (B) in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, the failure to take such action would not be consistent with the fiduciary duties of the Board of Directors under applicable law, and (C) in the case of the disclosure of nonpublic information relating to the Company in connection with a Company Acquisition Proposal, such information is covered by a confidentiality agreement that provides substantially the same protection to the Company as is afforded by the confidentiality agreement, dated October 30, 1997, between the Parent and the Company (the "Confidentiality Agreement"). The Company will promptly notify the Parent orally and in writing of any Company Acquisition Proposal or any inquiries with respect thereto.

     Neither the Board of Directors of the Company nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Parent or the Purchaser, the approval or recommendation by such Board of Directors or such committee of the Offer, the Merger or the Merger Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any Company Acquisition Proposal, or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (in each case, an "Acquisition Agreement") related to any Company Acquisition proposal, except that, in any case set forth in clause
(i), (ii) or (iii) above, prior to the acceptance for payment of Shares pursuant to the Offer, the Board of Directors of the Company may, in response to an unsolicited Company Acquisition Proposal, (A) withdraw or modify its approval or recommendation of the Offer, the Merger or the Merger Agreement or (B) approve or recommend any such Company Acquisition Proposal if, in the case of any action described in clause (A) or (B), in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, the failure to take such action would not be consistent with the fiduciary duties of the Board of Directors under applicable law and, in the case of the actions descried in clause (B), concurrently with such approval or recommendation the Company terminates the Merger Agreement and promptly thereafter enters into an Acquisition Agreement with respect to a Company Acquisition Proposal.

     Merger Meeting; Proxy Statement. The Merger will be consummated as soon as practicable (and in no event later than six months) after the purchase of Shares pursuant to the Offer. The Parent will vote, or cause to be voted, all Shares beneficially owned by it in favor of the Merger. As soon as practicable following the purchase of Shares pursuant to the Offer, the Company will take all action necessary in accordance with the DGCL and with the Company's certificate of incorporation and bylaws to convene the Special Meeting to approve the Merger and adopt the Merger Agreement. The Company's Board of Directors will recommend that the Company's stockholders approve the Merger and adopt the Merger Agreement, and will cause the Company to use all reasonable efforts to solicit from the stockholders proxies to vote therefor, unless (i) in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, such recommendation would not be consistent with the fiduciary duties of the Board of Directors under applicable law or (ii) the Merger Agreement is terminated in accordance with its terms. Except as otherwise provided in clauses (i) and (ii) of this paragraph, the proxy materials relating to the Merger Meeting will include the recommendation of the Company's Board of Directors.

     Covenants of the Parent and the Purchaser. The Merger Agreement provides that, from and after the Effective Time, the Parent and the Surviving Corporation will jointly and severally indemnify, defend and hold harmless the present and former directors and officers of the Company against all losses, claims, damages and liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to which any of them was or is a party or is threatened to be made a party by reason of the fact that he or she was or is a director or officer of the Company in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent that the Company would have been permitted to indemnify such person under applicable law and the certificate of incorporation and bylaws of the Company or any other agreements or commitments in effect on the date of the Merger Agreement. The Parent will use all reasonable efforts to, without any lapse in coverage, either
(i) for at least six years after the Effective Time, provide directors' and officers' liability insurance ("D&O Insurance") in respect of acts or omissions occurring at or prior to the Effective Time covering each such Person currently covered by the Company's D&O Insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date of the Merger Agreement; provided that the Parent will not be required to pay per annum more than 150% of the last premium (annualized) paid by the Company for such policy prior to the date of the Merger Agreement, (ii) purchase tail insurance in respect of the Company's existing D&O Insurance for six years for a premium not to exceed the present value (discounted at the rate of 10% per annum) of the maximum annual premiums payable under clause (i) above, or (iii) if such D&O Insurance or tail insurance is only available at premiums in excess of the maximum premiums set forth in clauses (i) or (ii), as applicable, then purchase the highest level of D&O Insurance or tail insurance available at such applicable premium.

     Employee Benefits. The Parent expects that it will provide the employees of the Company with benefits which, in the aggregate, are substantially comparable to the benefits provided from time to time by the Parent to other employees of the Parent or its subsidiaries in similar positions. The Parent agrees in the Merger Agreement that, during the period commencing at the Effective Time and ending on the second anniversary thereof, the benefits provided to such employees will be not less favorable, in the aggregate, than the benefits provided by the Company on the date of the Merger Agreement. The Parent will cause each employee benefit plan of the Parent in which employees of the Company are eligible to participate to take into account, for purposes of eligibility and vesting thereunder, the service of such employees with the Company as if such service were with the Parent, to the same extent that such service was credited under a comparable plan of the Company. The Parent will, and will cause the Surviving Corporation to, honor in accordance with their terms (i) all employee benefit obligations to current and former employees of the Company accrued and vested as of the Effective Time and (ii) to the extent set forth in the Company disclosure schedule, all employee severance plans in existence on the date of the Merger Agreement and all employment or severance agreements entered into prior to the date of the Merger Agreement.

     Covenants of the Company, the Parent and the Purchaser. Subject to the terms and conditions of the Merger Agreement, the Company, the Parent and the Purchaser agree to use all reasonable efforts to take all actions and to do all things necessary or advisable under applicable laws and regulations to satisfy the conditions to closing and consummate the transactions contemplated by the Merger Agreement as promptly as practicable. Notwithstanding the foregoing, nothing contained in the Merger Agreement will require the Company, the Parent or any of the Parent's subsidiaries (i) to initiate or defend any material pending or threatened litigation to which any governmental or regulatory authority (including the Antitrust Division and the FTC) is a party, (ii) to agree or otherwise become subject to any material limitations on (A) the right of the Parent or the Company, as the Surviving Corporation, effectively to control or operate the business, assets or operations of the Company following the Offer or the Merger, (B) the right of the Parent or the Company, as the Surviving Corporation, to acquire or hold the business, assets or operations of the Company as a result of the Merger, (C) the right of the Purchaser to exercise its rights of ownership of the Shares purchased by it in the Offer, or the right of the Parent to exercise its rights of ownership of the shares of common stock of the Company, as the Surviving Corporation, after consummation of the Merger, including but not limited to the right to vote such shares of common stock on all matters properly presented to the Company's stockholders, or (iii) to agree or otherwise be required to sell or dispose of, hold separate (through the establishment of a trust or otherwise) or divest itself of twenty-five (25) stores or more (whether stores of the Company, the Parent or any of the Parent's subsidiaries).

     Conditions to the Merger. The obligations of the Company, the Parent and the Purchaser to consummate the Merger are subject to the satisfaction of the following conditions: (i) if required by applicable law, the Merger has been approved, and the Merger Agreement has been adopted, by the requisite vote of the Company's stockholders; (ii) the Purchaser has purchased all validly tendered and not properly withdrawn Shares in accordance with the Offer; and
(iii) no provision of any applicable domestic law or regulation and no judgment, injunction, order or decree of a court or governmental agency or authority of competent jurisdiction is in effect that has the effect of making the Offer or the Merger illegal or otherwise restrains or prohibits the purchase of Shares pursuant to the Offer or the consummation of the Merger. The obligations of the Parent and the Purchaser to consummate the Merger are subject to compliance by the Company with its obligation to cause persons designated by the Parent to become directors of the Company in accordance with the Merger Agreement.

     Termination. The Merger Agreement may be terminated and the Offer and the Merger may be abandoned at any time prior to the Effective Time, notwithstanding any prior approval of the Merger and adoption of the Merger Agreement by the Company's stockholders, (i) by the mutual written consent of the Company, the Parent and the Purchaser; (ii) by the Company if the Purchaser has not purchased Shares pursuant to the Offer by May 31, 1998, or by either the Company or the Parent if the Merger has not been consummated by October 31, 1998, provided that such right of termination will not be available to any party that, at the time of termination, is in material breach of its obligations under the Merger Agreement; (iii) by either the Company or the Parent if any applicable domestic law, rule or regulation makes consummation of the Offer or the Merger illegal or if any judgment, injunction, order or decree of a court or governmental agency or authority of competent jurisdiction restrains or prohibits the consummation of the Offer or the Merger and such judgment, injunction, order or decree has become final and nonappealable; (iv) by either the Company or the Parent if the requisite vote of the Company's stockholders approving the Merger and adopting the Merger Agreement has not been obtained at the Merger Meeting; provided that, the right to so terminate the Merger Agreement will not be available to (a) the Parent if it has not voted, or caused to be voted, all Shares beneficially owned by it in favor of the Merger, or (b) the Company if it has not taken all action necessary to convene a meeting of its stockholders to approve the Merger and adopt the Merger Agreement; (v) by either the Company or the Parent if the Offer terminates without the purchase of Shares thereunder; provided that, the right to so terminate the Merger Agreement shall not be available to (a) the Parent, if the Purchaser has breached its obligations to conduct the Offer in accordance with the terms of the Merger Agreement, or (b) any party whose willful failure to perform any of its obligations under the Merger Agreement results in the failure of any of the Offer Conditions or if the failure of any such Offer Conditions results from facts or circumstances that constitute a material breach of the representations or warranties of such party under the Merger Agreement;
(vi) prior to the purchase of Shares by the Purchaser pursuant to the Offer, by the Parent if (a) the Company violates its obligations under the terms of the Merger Agreement regarding Company Acquisition Proposals in any material respects and thereafter any Person publicly makes a Company Acquisition Proposal or (b) the Board of Directors of the Company does not publicly recommend in the
Schedule 14D-9 that the Company's stockholders accept the Offer and tender their Shares pursuant to the Offer and approve the Merger and adopt the Merger Agreement, or if the Board of Directors of the Company withdraws, modifies or changes such recommendation in any manner materially adverse to the Parent; or
(vii) by the Company if the Company receives an unsolicited Company Acquisition Proposal that the Board of Directors determines in good faith, after consultation with its legal and financial advisors, is likely to lead to a merger, acquisition, consolidation or similar transaction that is more favorable to the stockholders of the Company than the transactions contemplated by the Merger Agreement; provided that, the Company has given the Parent at least five days notice of the material terms of such Company Acquisition Proposal and such termination shall not be effective until the Company has paid the Termination Fee (as defined below), if and to the extent required under the terms of the Merger Agreement.

     In the event of any such termination of the Merger Agreement and abandonment of the Offer and the Merger, no party to the Merger Agreement (or any of its directors, officers, employees, agents or advisors) will have any liability or further obligation to any other party to the Merger Agreement except (i) for obligations of the Company to pay, under circumstances described below, the Termination Fee and certain expenses of the Parent and the Purchaser,
(ii) for obligations arising out of the applicability of the Confidentiality Agreement to information provided pursuant to the Merger Agreement, and (iii) for liability for any breach of covenants or agreements of the Merger Agreement.

     Fees and Expenses. The Merger Agreement provides that, except as set forth below, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring the costs and expenses.

     Pursuant to the Merger Agreement, if (i) any Person publicly makes a Company Acquisition Proposal and thereafter the Merger Agreement is terminated by the Company or the Parent because the requisite vote of the Company's stockholders approving the Merger and adopting the Merger Agreement has not been obtained at the Merger Meeting, (ii) any Person publicly makes a Company Acquisition Proposal and thereafter the Merger Agreement is terminated by the Company or the Parent because an insufficient number of Shares are tendered pursuant to the Offer, (iii) prior to the purchase of Shares by the Purchaser pursuant to the Offer, the Merger Agreement is terminated by the Parent because
(a) the Company has violated its obligations under the terms of the Merger Agreement regarding Company Acquisition Proposals in any material respects and thereafter any Person publicly makes a Company Acquisition Proposal or (b) the Board of Directors of the Company has not publicly recommended in the Schedule 14D-9 that the Company's stockholders accept the Offer and tender their Shares pursuant to the Offer and approve the Merger and adopt the Merger Agreement, or if the Board of Directors of the Company has withdrawn, modified or changed such recommendation in any manner materially adverse to the Parent, or (iv) the Merger Agreement is terminated by the Company because the Company receives an unsolicited Company Acquisition Proposal that the Board of Directors of the Company determines in good faith, after consultation with its legal and financial advisors, is likely to lead to a merger, acquisition, consolidation or similar transaction that is more favorable to the stockholders of the Company than the Merger, then the Company will reimburse the Parent and the Purchaser for all of the reasonable documented out-of-pocket expenses and fees actually incurred by the Parent and the Purchaser in connection with the transactions contemplated by the Merger Agreement prior to the termination of the Merger Agreement, including, without limitation, all reasonable fees and expenses of counsel, financial advisors, accountants and environmental and other experts and consultants to the Parent and the Purchaser ("Transaction Costs"); except that, the Company will not be required to reimburse the Parent or the Purchaser for Transaction Costs in excess of $750,000 in the aggregate.

     Pursuant to the Merger Agreement, if (i) any Person publicly makes a Company Acquisition Proposal, thereafter the Merger Agreement is terminated by the Company or the Parent because the requisite vote of the Company's stockholders approving the Merger and adopting the Merger Agreement has not been obtained at the Merger Meeting, and within 12 months after termination the Company agrees to or consummates any Company Acquisition Proposal, (ii) any Person publicly makes a Company Acquisition Proposal, thereafter the Merger Agreement is terminated by the Company or the Parent because an insufficient number of Shares are tendered pursuant to the Offer, and within 12 months after termination the Company agrees to or consummates any Company Acquisition Proposal, (iii) prior to the purchase of Shares by the Purchaser pursuant to the Offer, the Merger Agreement is terminated by the Parent because (a) the Company has violated its obligations under the terms of the Merger Agreement regarding Company Acquisition Proposals in any material respects and thereafter any Person publicly makes a Company Acquisition Proposal or (b) the Board of Directors of the Company has not publicly recommended in the Schedule 14D-9 that the Company's stockholders accept the Offer and tender their Shares pursuant to the Offer and approve the Merger and adopt the Merger Agreement, or if the Board of Directors of the Company has withdrawn, modified or changed such recommendation in any manner materially adverse to the Parent, or (iv) the Merger Agreement is terminated by the Company because the Company receives an unsolicited Company Acquisition Proposal that the Board of Directors of the Company determines in good faith, after consultation with its legal and financial advisors, is likely to lead to a merger, acquisition, consolidation or similar transaction that is more favorable to the stockholders of the Company than the Merger, then, in addition to reimbursing the Parent and the Purchase for their Transaction Costs, the Company will pay to the Parent a fee of $750,000 (the "Termination Fee"). If the Parent is required to file suit to seek the Termination Fee, and it ultimately succeeds on the merits, it will be entitled to all expenses, including reasonable attorneys' fees, that it has incurred in enforcing its right to receive the Termination Fee. If the Parent receives a Termination Fee under circumstances in which a Termination Fee is payable, neither the Parent, the Purchaser nor any of their affiliates will assert or pursue in any manner, directly or indirectly, any claim or cause of action against the Company or any of its directors, officers, employees, agents or representatives based in whole or in part upon its or their receipt, consideration, recommendation or approval of a Company Acquisition Proposal, including the Company's exercise of its right of termination of the Merger Agreement upon receipt of certain Company Acquisition Proposals.

     Waiver and Amendment. Subject to applicable law and the terms of the Merger Agreement, any provision of the Merger Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and duly executed and delivered, in the case of an amendment, by each of the parties to the Merger Agreement or, in the case of a waiver, by the party against whom the waiver is to be effective.

                             FINANCIAL ARRANGEMENTS

     The total amount of funds required by the Purchaser to purchase all of the Shares tendered pursuant to the Offer was $17,488,805.25. The Purchaser obtained all funds needed to purchase the 4,115,013 validly tendered Shares pursuant to the Offer through a capital contribution from the Parent.

     The Parent obtained the funds for such capital contribution through a combination of cash on hand and borrowings under its existing Credit Agreement, dated as of September 30, 1994, as amended on June 2, 1997, among the Parent, various financial institutions (the "Bank Group") and KeyBank National Association (formerly Society National Bank), as Agent (the "Credit Facility"). The Credit Facility, which is unsecured, provides for revolving credit of up to $200 million for general corporate purposes through May 31, 2001. As of the date of the Offer, there was approximately $10 million of outstanding indebtedness under the Credit Facility. Interest on borrowings under the Credit Facility is payable at an applicable margin over prime, federal funds or LIBOR rates. The applicable margin ranges between 0.25 percent and 1.00 percent, based on the achievement of specified ranges of certain financial covenants. The Credit Facility contains financial covenants which limit the Parent's capital expenditures and defined leverage ratio, as well as require the Parent to maintain a minimum tangible net worth, fixed charge coverage ratio and current funded indebtedness ratio. The Parent has an interest rate cap agreement with one of the banks in the Bank Group which extends to June 24, 1998. The interest rate cap establishes a maximum interest rate payable when the variable rate exceeds a certain rate. The total notional amount under the interest rate cap is $20 million, having a capped LIBOR rate of 7.5 percent.

     Although no definitive plan or arrangement for repayment of borrowings under the Credit Facility has been made, the Parent anticipates such borrowings will be repaid with internally generated funds (including, after the Merger is accomplished, those of the Company) and from other sources which may include the proceeds of future refinancings. No decision has been made concerning the method the Parent will use to repay the borrowings under the Credit Facility. Such decision will be made based on the Parent's review from time to time of the advisability of particular actions, as well as prevailing interest rates, financial and other economic conditions and such other factors as the Parent may deem appropriate.

                                    BUSINESS


     The Company is a Delaware corporation with its principal executive offices located at 13400 Riverside Drive, Sherman Oaks, California 91423-2598. The Company's principal line of business is operating retail home sewing/craft outlets in the United States. The Company is one of the largest home sewing/craft retailers in the United States, operating 261 stores in 27 states as of January 31, 1998. The Company was incorporated in 1946 and has been in the retail fabric and notions business since that date.


     The Company's sales consist of fabrics, sold by the yard and used principally for clothing, home decorating and crafts, sewing notions and accessories, crafts, and sewing machines and related accessories. Needlecrafts and sewing machines are sold in substantially all of the Company's stores.

     All of the Company's stores located west of the Rocky Mountains are operated under the names "House of Fabrics," "Fabricland" or "Fabric King." Its stores in other states are operated under the name "So-Fro Fabrics" or "House of Fabrics." The Company operates substantially all of its stores in leased premises, principally in neighborhood shopping centers or stand-alone locations, and does not engage in any franchising activity. The Company's stores range in size, generally between 10,000 and 29,000 square feet.

     The Company has historically purchased finished goods directly from mills and manufacturers and formerly had a facility in South Carolina for processing and warehousing merchandise for distribution to its stores. The Company sold its South Carolina facility in November 1996. Processing and warehousing is currently contracted out to third parties with facilities on the West Coast of the United States and in the Northeastern part of the United States.

     On November 2, 1994, the Company and four of its former subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization (the "Plan") of the Company and its subsidiaries. On July 31, 1996, all conditions required for the effectiveness of the Plan were achieved and the Plan became effective.

     In accordance with the Plan, the Company issued the Shares as its newly reorganized common stock, including Shares issuable upon resolution of claims. As of the Record Date, [5,331,830] Shares were issued, including 188,079 Shares issued upon the exercise of Series A Warrants pursuant to the Plan. The secured bank group received approximately 257,000 Shares (or 5% of the outstanding Shares). Holders of general unsecured claims that were not covered by insurance received approximately 4,776,000 Shares (or 93% of the outstanding Shares). Holders of the old common stock of the Company received a pro rata distribution of approximately 103,000 Shares (or 2% of the outstanding Shares) subject to dilution, plus warrants to purchase additional Shares. A total of 188,079 Series A Warrants were exercised by the deadline of April 29, 1997, out of 257,381 issued. Each warrant exercised was converted into one Share for a price of $3.02 per Share and entitles the holder to a Series B Warrant which may be exercised at a later date for a different price. Warrants not exercised have no further rights.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth the number of Shares beneficially owned on March 31, 1998 by (i) each stockholder known to the Company to be a beneficial owner of more than 5% of the Shares; (ii) each director of the Company prior to the consummation of the Offer; (iii) the Chief Executive Officer of the Company and the other four most highly compensated executed officers of the Company as of March 31, 1998 whose total annual compensation for the year ended January 31, 1998 exceeded $100,000; and (iv) all directors and executive officers as a group. All individuals listed in the table have sole voting and investment power over the Shares reported as owned, except as otherwise indicated.



                                                      SHARES             OPTION SHARES      PERCENTAGE OF
                                                BENEFICIALLY OWNED,       EXERCISABLE        OUTSTANDING
                     NAME                        EXCLUDING OPTIONS     WITHIN 60 DAYS(1)       SHARES
                     ----                       -------------------    -----------------    -------------
FCA Acquisition Corporation(2)................  4,115,013.....                    0              77.2%
  c/o Fabri-Centers of America, Inc.
  5555 Darrow Road
  Hudson, Ohio 44236
Alan Rosskamm(3)(4)...........................               0                    0                (*)
Donald L. Richey..............................               0              300,000              5.33%
Gary L. Larkins...............................               0               76,859              1.42%
Michael E. Brown..............................               0                    0                (*)
John E. Labbett...............................               0               37,492                (*)
William E. Rapp...............................               0               37,492                (*)
Carl C. Gregory, III..........................               0                9,373                (*)
R.N. Hankin...................................               0               18,746                (*)
H. Michael Hecht..............................               0               18,746                (*)
Mitchell G. Lynn..............................               0               18,746                (*)
Alison L. May.................................               0                9,373                (*)
Brian P. Carney(3)(4).........................               0                    0                --
David E. Bolen(4).............................               0                    0                --
Jane A. Aggers(4).............................               0                    0                --
John W. Hermsen(4)............................               0                    0                --
All directors and executive officers as a
  group (22 persons)..........................               0              688,066             11.43%


---------------
(*) Less than 1%.
(1) Represents options granted to the named executive officers and directors of the Company under the 1996 NonQualified Stock Option Plan or the Non-Employee Directors' Stock Option Plan, all of which options which were not then vested became fully vested and subject to exercise upon consummation of the Offer. See "INTERESTS OF CERTAIN PERSONS IN THE
    MERGER -- Employee Options" and "-- Director Options."
(2) FCA Acquisition Corporation, which is referred to throughout this Information Statement as the "Purchaser," is a wholly owned subsidiary of the Parent. See "SUMMARY -- The Companies." Accordingly, the Parent is deemed to beneficially own the Shares owned by the Purchaser.
(3) As a result of the consummation of the Offer, Mr. Rosskamm was elected Chief Executive Officer of the Company and Mr. Carney was elected Vice President, Treasurer and Assistant Secretary of the Company by the Board of Directors on March 10, 1998.
(4) Until consummation of the Offer, the Board of Directors of the Company consisted of the following seven members: Carl C. Gregory, III, John E. Labbett, Mitchell G. Lynn, Alison L. May, Donald L. Richey, R.N. Hankin and
    H. Michael Hecht. Pursuant to the Merger Agreement and upon consummation of the Offer, five of the seven members of the Board of Directors (Messrs. Gregory, Labbett, Lyn and Richey and Ms. May) resigned as directors and five persons designated by the Purchaser (Alan Rosskamm, Brian P. Carney, David
    E. Bolen, Jane A. Aggers and John W. Hermsen) were subsequently elected as directors.

                             AVAILABLE INFORMATION

     The Company is subject to the information filing requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy and information statements and other information with the SEC. The Tender Offer Statement on Schedule 14D-1 filed by the Purchaser and the Parent and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by the Company, each in connection with the Offer, and the respective exhibits thereto, as well as such reports, proxy and information statements and other information filed by the Company with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-1004 and at the following regional offices of the SEC: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such information should be obtainable by mail, upon payment of the SEC's customary charges, by writing to the SEC's principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, DC 20549-1004. Such material should also be available on-line through EDGAR, which is located on the SEC's public access site at http://www.sec.gov.

     Statements contained in this Information Statement or in any document incorporated in this Information Statement by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an annex to this Information Statement or such other document, each such statement being qualified in all respects by such reference.

                            FINANCIAL STATEMENTS AND
                     INFORMATION INCORPORATED BY REFERENCE

     The Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 1997 (the "1997 Form 10-K") and the Amendment to the 1997 Form 10-K filed on May 29, 1997 are included as part of this Information Statement as Annexes A and B, respectively, and are hereby incorporated by reference. Also incorporated by reference into this Information Statement are the following reports filed by the Company with the SEC since the end of the fiscal year ended January 31, 1997: (i) the Quarterly Reports on Form 10-Q of the Company for the periods ended April 30, 1997, July 31, 1997 and October 31, 1997; and (ii) the Current Reports on Form 8-K of the Company filed on February 4, 1997 and February 17, 1998.

     In addition, set forth below as Annex C are the unaudited financial statements of the Company for the quarterly and annual periods ended January 31, 1997 and 1998, including balance sheets as of January 31, 1997 and 1998, statements of operations for the quarterly and annual periods ended January 31, 1997 and 1998, statements of cash flows for the quarterly and annual periods ended January 31, 1997 and 1998 and management's discussion and analysis of financial condition and results of operations.

     Stockholders may obtain a copy of any of the reports filed by the Company with the SEC that are incorporated by reference into this Information Statement free of charge upon oral or written request to the Secretary of the Company, 13400 Riverside Drive, Sherman Oaks, California 91423-2598, Telephone Number
(818) 995-7000. The Company will provide to the requesting stockholder by first class mail or other equally prompt means within one business day of receipt of the stockholder's request a copy of any and all requested information (except for exhibits to the report that is incorporated by reference unless such exhibits are specifically incorporated by reference into the report).


                                          By Order of the Board of Directors,



                                          BRIAN P. CARNEY


                                          Assistant Secretary


March 31, 1998


Sherman Oaks, California

                                                                         ANNEX A
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-K

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   FOR THE FISCAL YEAR ENDED JANUARY 31, 1997
                            ------------------------

                                       OR

[ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

                         FOR THE TRANSITION PERIOD FROM
                          ------------------------ TO
                           ------------------------.

                         COMMISSION FILE NUMBER 1-7927
                            ------------------------

                             HOUSE OF FABRICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                      DELAWARE                                            95-3426136
          (STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

  13400 RIVERSIDE DRIVE, SHERMAN OAKS, CALIFORNIA                         91423-2598
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (818) 995-7000

          SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                                    NAME OF EACH EXCHANGE
                TITLE OF EACH CLASS                                  ON WHICH REGISTERED
                -------------------                                 ---------------------
          NEW COMMON STOCK, $.01 PAR VALUE                           NASDAQ STOCK MARKET
                 SERIES A WARRANTS

        SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT  NONE

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past ninety (90) days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy of information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

     STATE THE AGGREGATE MARKET VALUE OF THE VOTING STOCK HELD BY NON-AFFILIATES OF THE REGISTRANT, (Estimated solely for purpose of this cover page. Only market value of shares held by officers, directors and 5% stockholders have been excluded.)

                        $18,077,378 AS OF APRIL 21, 1997

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                  PROCEEDINGS DURING THE PRECEDING FIVE YEARS.

     Indicate by check mark whether the Registrant has filed all documents and reports required to be filed by Sections 12,13, or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes [X] No [ ]

     INDICATE THE NUMBER OF SHARES OUTSTANDING OF EACH OF THE REGISTRANT'S
          CLASSES OF COMMON STOCK, AS OF THE LATEST PRACTICABLE DATE.

 NEW COMMON STOCK, $.01 PAR VALUE; OUTSTANDING 5,215,718 SHARES AS OF APRIL 21,
                                      1997

                      DOCUMENTS INCORPORATED BY REFERENCE

     Part III incorporates certain information by reference to the Company's Proxy Statement to be filed with the Commission not later than 120 days after the end of the registrant's fiscal year.
================================================================================

                             HOUSE OF FABRICS, INC.

                                     INDEX

                                                                        PAGE NUMBER
                                                                         INCLUDED
                                                                          HEREIN
                                                                        -----------
          PART I
Item 1.   Business....................................................       1
Item 2.   Properties..................................................       5
Item 3.   Legal Proceedings...........................................       5
Item 4.   Submission of Matters to a Vote of Security Holders.........       5
          PART II
Item 5.   Market for the Registrant's Common Stock and Related               6
            Stockholder Matters.......................................
Item 6.   Selected Financial Data.....................................       6
Item 7.   Management's Discussion and Analysis of Operations and             7
            Financial Condition.......................................
Item 8.   Financial Statements and Supplementary Data.................      15
Item 9.   Changes in and Disagreements with Accountants on Accounting       15
            and Financial Disclosure..................................
          PART III
Item 10.  Directors and Executive Officers of the Registrant..........      16
Item 11.  Executive Compensation......................................      17
Item 12.  Security Ownership of Certain Beneficial Owners and               17
            Management................................................
Item 13.  Certain Relationships and Related Transactions..............      17
          PART IV
Item 14.  Exhibits, Financial Statement Schedules and Reports on Form       17
            8-K.......................................................
          Signatures..................................................      17

                                     PART I

ITEM 1.  BUSINESS

     House of Fabrics, Inc. (the "Company") is one of the largest home sewing/craft retailers in the United States, operating 261 Company-owned stores in 27 states selling medium priced fabrics, crafts, notions, and sewing machines. The Company was incorporated in 1946 and has been in the retail fabric and notions business since that date.

     In the fiscal year ended January 31, 1997 ("fiscal 1997"), the Company's sales consisted of fabrics, sold by the yard and used principally for clothing, home decorating and crafts (46.3%), sewing notions and accessories (28.0%), crafts (20.7%) and sewing machines and related accessories (5.0%). Needlecrafts and sewing machines are sold in substantially all of the Company's stores.

     All of the Company's stores located west of the Rocky Mountains are operated under the names "House of Fabrics", "Fabricland" or "Fabric King". Its stores in other states are operated under the name "So-Fro Fabrics" or "House of Fabrics". The Company operates substantially all of its stores in leased premises, principally in neighborhood shopping centers or stand-alone locations, and does not engage in any franchising activity. The Company's stores range in size, generally between 10,000 and 29,000 square feet.

     The Company has historically purchased finished goods directly from mills and manufacturers and formerly had a facility in South Carolina for processing and warehousing merchandise for distribution to its stores. The Company sold its South Carolina facility in November 1996. Processing and warehousing is currently contracted out to third parties with facilities on the West Coast of the United States and in the Northeastern part of the United States.

     On April 1, 1997, Donald L. Richey joined the Company as its President, Chief Executive Officer and a member of the Board of Directors. Prior to joining the Company, he served as Executive Vice President and Chief Operating Officer of Fabri-Centers of America, Inc., an Ohio based specialty retailer in the fabric business. He was previously the President of Cloth World, Inc., a 340 store chain of retail fabric stores headquartered in Missouri. He was Executive Vice President and Chief Operating Officer of Hancock Fabrics, Inc., in Mississippi. He has more than 25 years in the retail fabric business.

     Don Richey and the Company's other senior executive officers are in the process of refining the Company's long term business plan and are developing strategies designed to improve store sales productivity and identify opportunities to increase the profitability of the Company's business.

     The Company has committed a high level of effort, of necessity, to the financial reorganization over the past 18 months and significant progress has been made. The Company has a strategic goal of providing efficient information processing as a foundation for the future business. The Company has converted to an IBM AS400 based environment that supports modern software packages and is implementing a sophisticated new merchandise management system which will enable the planning of merchandise flow to follow seasonal and customer demand patterns more precisely. The Company has installed PC equipment in all stores, which supports daily polling of sales and other information. Stores are using hand-held scan guns to reorder merchandise. The orders are uploaded from the PC to the corporate office and forwarded to vendors. This has provided significant time savings in the stores.

     The Company is investing heavily in information technology. By the end of September 1997, all stores in the chain, except 8 Fabric King stores, are expected to have point of sale scanning equipment. This investment in equipment and technology should provide the framework for improvements in inventory turns and reductions of investment in inventory levels. The Company believes that this information should assist in providing the basis for a better merchandise assortment and more effective promotional activities.

     The Company believes that these strategies will help to build on the existing strengths of the Company which include a broad merchandise selection, convenient store locations, strong customer loyalty, and efficient operations.

     The Company's ability to sustain profitability in the future is dependent upon several factors, including but not limited to, the following:

     The Company's future success is largely dependent upon management's ability to gauge the merchandise tastes of its customer and to provide merchandise that satisfies customer demand in a timely manner and at sales prices yielding adequate gross margins to yield operating profits. Unanticipated changes and misjudgments in customer trends could lead to excess inventories and higher markdowns, which could have a material adverse effect on the Company's operating results and financial condition.

     The industry in which the Company operates is highly competitive and subject to substantial cyclical variations. Negative variations can be caused by the Company's competitors, changing levels of consumer spending and preferences and/or declines in overall economic conditions on a regional or national level. The occurrence of a significant negative variation caused by any of the aforementioned factors could have a material adverse effect on the Company's operating results and financial condition.

     The Company is dependent upon its financing agreement to provide working capital to support the Company's current operations. As discussed more fully in
Note 5, the Company's financing agreement requires the Company to maintain certain financial ratios, minimum net worth, and to meet other financial requirements on a quarterly or annual basis. Based upon the Company's current operating plan for the year ending January 31, 1998, management projects the Company will remain in compliance with the financing agreement, as amended, through January 31, 1998. If the Company's financial results are not close to it's operating plan, the Company's ability to meet the requirements set forth in the financing agreement may be impaired. The inability of the Company to meet the requirements set forth in the financing agreement would have a material adverse effect on the Company's business, operating results, and financial condition.

     The company's executive offices are located at 13400 Riverside Drive, Sherman Oaks, California 91423-2598, and its telephone number is (818) 995-7000.

REORGANIZATION

     On November 2, 1994 (the "Petition Date"), the Company and four (4) of its former subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization, (the "Plan"), of the Company and its subsidiaries. On July 31, 1996, all conditions required for the effectiveness of the Plan were achieved, and the Plan became effective ("Effective Date").

     Under the Plan, the Company has authority to issue approximately 5,136,000 shares of newly reorganized House of Fabrics, Inc. common stock ("New Common Stock") including shares issuable for resolution of claims. Further authorized are an additional approximately 1,864,000 shares to satisfy warrants and equity incentive plans. As of January 31, 1997, 4,201,034 shares have been issued including 5,785 shares issued upon the exercise of Series A Warrants. As of April 21, 1997, 5,215,718 shares have been issued, including 75,890 shares issued upon the exercise of Series A warrants. The secured bank group received $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus approximately 257,000 shares (or 5%) of New Common Stock. Additionally, in accordance with the Plan, on December 5, 1996, the Company paid $1,157,000 to satisfy a requirement to bring the aggregate market value of the approximately 257,000 shares up to $2,000,000. (see Note 9 to Financial Statements). Generally, defaults under other secured obligations were cured and the maturities reinstated or converted to longer term obligations at market rates of interest. Reclamation claims received 25% in cash shortly after the effective date of the Plan and will receive remaining balances in 12 equal monthly installments which commenced on September 1, 1996. Holders of general unsecured claims that are not covered by insurance will receive a pro rata distribution of approximately 4,776,000 shares (or 93%) of New Common Stock. A portion of the approximately 4,776,000 shares of New Common Stock to be issued to holders of unsecured claims was placed in a claims reserve based on the percentage of disputed claims to total claims (total claims include both allowed claims and disputed claims). Holders of existing House of Fabrics, Inc. common stock received a pro-rata distribution of approximately 103,000 shares (or 2%) of New Common Stock (subject to dilution) plus warrants to purchase additional shares of New Common Stock. As of January 31, 1997, there were 251,036 Series A Warrants outstanding, which expired April 29, 1997, if not exercised.

     The Company is currently listed on the NASDAQ stock market. The symbol for the New Common Stock is HFAB and the symbol for the warrants is HFABW.

     On July 31, 1996, and effective August 1, 1996, the Company restructured its corporate organization by merging Fabricland, Inc., So-Fro Fabrics, Inc., House of Fabrics of South Carolina, Inc., and Metrolina Express, Inc. into House of Fabrics, Inc.

     Upon emergence from its Chapter 11 proceedings, the Company (referred to as "Successor Company" when compared to periods prior to August 1, 1996) adopted the provisions of Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("Fresh-Start Reporting") as promulgated by the American Institute of Certified Public Accountants. Accordingly, all assets and liabilities have been restated to reflect their reorganization value, which approximates their fair value at the Effective Date. In addition, the accumulated deficit of the Company was eliminated and its capital structure was recast in conformity with the Plan, and as such, the Company has recorded the effects of the Plan and Fresh-Start Reporting as of August 1, 1996. The adjustment to eliminate the accumulated deficit totaled $74,589,000 of which $100,959,000 was forgiveness of debt reduced by $26,370,000 of Fresh-Start adjustments. The results of operations and cash flows for the six months ended July 31, 1996 include operations prior to the Company's emergence from Chapter 11 proceedings (referred to as "Predecessor Company"). The results of operations and cash flows for the six months ended January 31, 1997 include operations subsequent to the Company's emergence from Chapter 11 proceedings and reflect the effects of Fresh-Start Reporting. As a result, the net income for the six months ended January 31, 1997 is not comparable with prior periods and the net income for the year-to-date period ended January 31, 1997 is divided into Successor Company and Predecessor Company and is also not comparable with prior periods. In addition, the Balance Sheet as of January 31, 1997 is not comparable to prior periods for the reasons discussed above.

     The reorganization value of the Company's common equity of $39,446,000 was determined after consideration of several factors and by reliance on independent financial specialists using various valuation methods, including discounted projected cash flows, price/earnings ratios, and other applicable ratios and economic and industry information relevant to the operations of the Company. The reorganization value of the Company has been allocated to specific asset categories pursuant to Fresh-Start Reporting. Reorganization Value in Excess of Amounts Allocated to Net Assets reflects the difference in the Company's stock valuation and the Company's net assets.

RETAIL STORES, STORE CLOSURES AND STORE OPERATIONS

  Retail Stores

     The Company locates its stores primarily in cities with populations in excess of 25,000. The Company's stores range in size, generally between 10,000 and 29,000 square feet, and are located principally in neighborhood shopping centers or stand-alone locations. At January 31, 1997, the Company operated 261 stores in 27 states.

  Store Closures

     In order to receive extended Debtors-in-Possession financing and to facilitate the Company's ability to negotiate exit financing prior to emergence from Chapter 11, the Company agreed to close 86 underperforming stores and use the proceeds to permanently reduce the secured debt of the Company's prepetition bank loan. In January 1996, the Company recorded a charge of $28,725,000 for the closure of the 86 stores. The liquidation of the 86 stores was completed in April 1996.

     The Company also closed 8 other stores during the year ended January 31, 1997 that did not meet certain profitability requirements.

  Store Operations

     Information with respect to the number of stores operated by the Company for each of the last three years is set forth below.

           YEAR ENDED JANUARY 31,             OPENED    CLOSED    TOTAL
           ----------------------             ------    ------    -----
          1997..............................               8       261
          1996..............................             164       269
          1995..............................    1        213       433

     The terms of the Company's leases range from month-to-month to 20 years. Most new leases are for a term of 10 to 15 years. Of the current leases, 8 are on month-to-month leases.

     Each store has a manager, an assistant manager and a number of full-time and part-time personnel, averaging 17 per store. District sales managers are each responsible for supervising approximately 12 stores and report to one of the Company's regional sales managers who in turn report to the Executive Vice President -- Store Operations. Almost all district sales managers and regional sales managers are former store managers.

  Fabric

     All stores carry apparel, decorative, craft and basic fabrics. The Company will continue to focus on its core fabric business with an emphasis on decorator and craft fabrics. The Company sold its South Carolina processing and warehousing facility in November 1996. With the sale of the South Carolina facility, the Company expects that 70% of all basic and apparel fabrics will now be reordered directly from key resources. The Company now outsources to a small facility on the West Coast of the United States for processing promotional fabrics, imports and certain decorating products. Most of the merchandise from this western facility is processed for direct distribution to stores, with a limited inventory of decorating product. The Company also uses a distribution facility in the Northeastern part of the United States.

  Notions

     The Company's stores carry a full complement of sewing notions and patterns that are necessary to complete any type of sewing project. The Company expects that substantially all notions will be shipped directly from major notions resources and distributors.

  Crafts

     The craft department focuses on floral, seasonal and basic crafts. These product lines target the decorating market, and combined with decorating fabrics, the Company offers a strong merchandise selection to attract the home decorating customer. The Company currently has 18 expanded craft stores. These stores have been test sites for new concepts and test merchandise. The Company expects that substantially all craft merchandise will be shipped direct from major craft resources and distributors. Import crafts will be routed through the Company's third party distribution facility in Los Angeles.

  Sewing Machines

     The Company's sewing machine department offers two major sewing machine brands, small appliances and machine service. The Company believes that the sewing machine department generates higher sales in relation to the selling space used than its other departments.

  Processing and Suppliers

     The Company has historically purchased fabrics directly from mills, principally in the United States, and processed such fabrics at its facility in Mauldin, South Carolina (see "Properties"). The Mauldin, S.C. facility was sold in November 1996. The Company now subcontracts the processing and distribution of product through two distribution facilities and one processing facility. Facilities are located on the West Coast of the

United States and in the North East portion of the United States. Substantially all notions sold by the Company are purchased directly from manufacturers and shipped directly to stores.

     The Company has no long-term contracts for the purchase of merchandise and does not purchases 10% or more of its merchandise from any one supplier.

     The Company believes that eliminating the Mauldin facility will have a positive effect on inventory turnover. By shipping product directly from vendors to stores, inventory duplication can be eliminated and lead times can be reduced. Also, the Company believes that planned management information system enhancements will help to increase inventory turnover and reduce lead times.

  Competition

     The retail fabric, notion, sewing machine and craft businesses are highly competitive. In selling fabrics, notions, crafts, and sewing machines, the Company competes with other national, regional, and the local retail fabric, craft and department stores. Competition in the fabric, notions, and craft businesses is based primarily on location, product selection, quality, price and personal service. Several of the Company's competitors have significantly greater capital resources than the Company.

  Employees

     As of January 31, 1997, the Company had approximately 5,000 employees, of whom approximately 4,800 were engaged in retail sales. Approximately 3,900 of these sales employees worked on a part-time basis. The number of Company employees increases during peak seasons. The Company has never experienced a work stoppage and no employees are covered by a collective bargaining agreement.

ITEM 2.  PROPERTIES

     The Company's executive offices are located in a building in Sherman Oaks, California formerly owned by the Company. The building was sold in July 1996 with the net proceeds of approximately $5.0 million used to pay secured bank debt. The Company now leases approximately 29,000 square feet in the building.

     House of Fabrics of South Carolina, Inc., now consolidated with the Company and previously a wholly-owned subsidiary of the Company, formerly owned and leased parcels of land totaling approximately 28 acres from the County of Greenville, in Mauldin, South Carolina. The property was sold in November 1996 with the Company receiving net proceeds (after pay off of property indebtedness) of approximately $7.7 million. These net proceeds were then used to pay down amounts owed on the Company's revolving line of credit.

     The Company's leases for retail stores are described in leased facilities under "Business -- Retail Stores, Store Closures and Store Operations."

ITEM 3.  LEGAL PROCEEDINGS

     On November 2, 1994, the Company filed for protection under Chapter 11 of the Bankruptcy Code. The Company emerged from bankruptcy on July 31, 1996 pursuant to an approved reorganization plan.

     There are no other pending legal proceedings, except for ordinary routine litigation incidental to the business, which management believes is not material to its business or financial condition, to which the Company is a party or to which any of their property is the subject.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted, during the fourth quarter of the fiscal year covered by this report, to a vote of security holders through the solicitation of proxies or otherwise.

                                    PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

     The Company's new common stock is currently traded through the NASDAQ stock market under the symbol "HFAB". The Series A Warrants are traded under the symbol "HFABW". At April 21, 1997, there were approximately 4,350 registered stockholders. The new common stock began trading on August 1, 1996 concurrent with the emergence of the Company from Chapter 11. Accordingly, prices for the old common shares are not shown because they are not comparable.

     The following table sets forth the high and low per share closing sales prices of the Company's new common stock since August 1, 1996:

                                                 YEAR ENDED          YEAR ENDED
                                              JANUARY 31, 1997    JANUARY 31, 1996
                                              ----------------    ----------------
                                               HIGH      LOW       HIGH      LOW
                                              ------    ------    ------    ------
First quarter...............................    N/A       N/A       N/A       N/A
Second quarter..............................    N/A       N/A       N/A       N/A
Third quarter...............................  $5.25     $3.25       N/A       N/A
Fourth quarter..............................  $6.00     $2.38       N/A       N/A

     The Company did not pay any dividends during 1996 or 1997 and is precluded from paying any future dividends by the CITBC Financing Agreement.

ITEM 6.  SELECTED FINANCIAL DATA

(DOLLARS IN THOUSANDS)

                                                                            FISCAL YEAR ENDED
                                    SIX MONTHS     SIX MONTHS   -----------------------------------------
                                      1/31/97       7/31/96     1/31/96    1/31/95    1/31/94    1/31/93
          PERIOD ENDED:            -------------   ----------   --------   --------   --------   --------
                                   SUCCESSOR CO.                      PREDECESSOR CO.
SUMMARY OF OPERATIONS:
Sales............................    $143,324       $111,355    $333,501   $416,276   $546,664   $557,521
Gross profit.....................    $ 59,724       $ 49,355    $140,738   $159,893   $222,907   $256,823
Interest expense, net............    $  2,412       $  4,911    $ 14,062   $ 13,983   $  8,176   $  5,296
Income taxes (benefit)...........    $    682       $     48    $   (165)  $ (2,325)  $(15,218)  $  3,750
Income (Loss) before
  Extraordinary Item.............    $    925       $(37,366)   $(70,367)  $(95,385)  $(29,542)  $  5,203
Gain on Debt Forgiveness.........    $     --       $100,959    $     --   $     --   $     --   $     --
Net income (loss)................    $    925       $ 63,593    $(70,367)  $(95,385)  $(29,542)  $  5,203
Net income per share (1).........    $   0.18            N/A         N/A        N/A        N/A        N/A
# of Stores......................         261            269         269        433        645        695

                            1/31/97       7/31/96     1/31/96     1/31/95     1/31/94     1/31/93
        AS OF:           -------------    --------    --------    --------    --------    --------
                         SUCCESSOR CO.                        PREDECESSOR CO.
YEAR END POSITION:
Assets.................    $137,830       $143,297    $230,554    $327,597    $393,055    $383,132
Long-term debt.........    $    931       $  1,318    $     80    $    309    $  2,862    $ 17,216
Total Liabilities......    $ 97,443       $103,850    $245,897    $272,573    $242,646    $203,540
Stockholders' Equity
  (Deficit)............    $ 40,387       $ 39,446    $(15,343)   $ 55,024    $150,409    $179,592
Tangible Stockholders
  Equity (Deficit).....    $ 37,198       $ 36,091    $(53,410)   $ 15,884    $110,197    $138,308
Stockholders' Equity
  (Deficit) Per Share
  (1)..................    $   0.18            N/A         N/A         N/A         N/A         N/A
Tangible Stockholders'
  Equity (Deficit) Per
  Share (1)............    $   7.18            N/A         N/A         N/A         N/A         N/A

---------------
(1) Per Share amounts are not shown for the Predecessor Company due to non-comparability.

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS AND FINANCIAL
CONDITION

     House of Fabrics, Inc. (the "Company") is one of the largest home sewing/craft retailers in the United States, operating 261 stores in 27 states as of January 31, 1997. The Company's stores are located throughout the United States and operate under the names "House of Fabrics," "So-Fro Fabrics," "Fabricland" or "Fabric King." The Company operates most of its stores in leased premises, principally in neighborhood shopping centers or stand-alone locations.

CHAPTER 11 REORGANIZATION

     On November 2, 1994 (the "Petition Date"), the Company and four (4) of its former subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization, (the "Plan"), of the Company and its subsidiaries. On July 31, 1996, all conditions required for the effectiveness of the Plan were achieved, and the Plan became effective ("Effective Date").

     Under the Plan, the Company has authority to issue approximately 5,136,000 shares of newly reorganized House of Fabrics, Inc. common stock ("New Common Stock") including shares issuable for resolution of claims. Further authorized are an additional approximately 1,864,000 shares to satisfy warrants and equity incentive plans. As of January 31, 1997, 4,201,034 shares have been issued including 5,785 shares issued upon the exercise of Series A Warrants. As of April 21, 1997, 5,215,718 shares have been issued, including 75,890 shares issued upon the exercise of Series A Warrants. The secured bank group received $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus approximately 257,000 shares (or 5%) of New Common Stock. Additionally, in accordance with the Plan, on December 5, 1996, the Company paid $1,157,000 to satisfy a requirement to bring the aggregate market value of the approximately 257,000 shares up to $2,000,000. (see Note 9 to Financial Statements). Generally, defaults under other secured obligations were cured and the maturities reinstated or converted to longer term obligations at market rates of interest. Reclamation claims received 25% in cash shortly after the effective date of the Plan and will receive remaining balances in 12 equal monthly installments which commenced on September 1, 1996. Holders of general unsecured claims that are not covered by insurance will receive a pro rata distribution of approximately 4,776,000 shares (or 93%) of New Common Stock. A portion of the approximately 4,776,000 shares of New Common Stock to be issued to holders of unsecured claims was placed in a claims reserve based on the percentage of disputed claims to total claims (total claims include both allowed claims and disputed claims). Holders of existing House of Fabrics, Inc. common stock received a pro-rata distribution of approximately 103,000 shares (or 2%) of New Common Stock (subject to dilution) plus warrants to purchase additional shares of New Common Stock. As of January 31, 1997, there were 251,036 Series A Warrants outstanding, which expired April 29, 1997, if not exercised.

     On July 31, 1996, and effective August 1, 1996, the Company restructured its corporate organization by merging Fabricland, Inc., So-Fro Fabrics, Inc., House of Fabrics of South Carolina, Inc., and Metrolina Express, Inc. into House of Fabrics, Inc.

RESULTS OF OPERATIONS

     Upon emergence from its Chapter 11 proceedings, the Company (referred to as "Successor Company" when compared to periods prior to August 1, 1996) adopted the provisions of Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("Fresh-Start Reporting") as promulgated by the American Institute of Certified Public Accountants. Accordingly, all assets and liabilities have been restated to reflect their reorganization value, which approximates their fair value at the Effective Date. In addition, the accumulated deficit of the Company was eliminated and its capital structure was recast in conformity with the Plan, and as such, the Company has recorded the effects of the Plan and Fresh-Start Reporting as of August 1, 1996. The adjustment to eliminate the accumulated deficit totaled $74,589,000 of which $100,959,000 was forgiveness of debt reduced by $26,370,000 of Fresh-Start adjustments. The results of operations and cash flows for the six months ended July 31, 1996 include operations prior to the Company's emergence from Chapter 11 proceedings (referred to as "Predecessor Company") and the effects of Fresh-Start Reporting. The results of operations and cash flows for the six months ended January 31, 1997 include operations subsequent to the Company's emergence from Chapter 11 proceedings and reflect the on-going effects of Fresh-Start Reporting. As a result, the net income for the six months ended January 31, 1997 is not comparable with prior periods and the net income for the year-to-date period ended January 31, 1997 is divided into Successor Company and Predecessor Company and is also not comparable with prior periods. In addition, the Balance Sheet as of January 31, 1997 is not comparable to prior periods for the reasons discussed above.

     The reorganization value of the Company's common equity of $39,446,000 was determined after consideration of several factors and by reliance on independent financial specialists using various valuation methods, including discounted projected cash flows, price/earnings ratios, and other applicable ratios and economic and industry information relevant to the operations of the Company. The reorganization value of the Company has been allocated to specific asset categories pursuant to Fresh-Start Reporting. Reorganization Value in Excess of Amounts Allocated to Net Assets reflects the difference in the Company's stock valuation and the Company's net assets.

     The following table sets forth, as a percentage of sales, selected items appearing in the statements of operations for the six month periods ended July 31, 1996 and January 31, 1997 and the years ended January 31, 1996, and 1995:

                                                  SIX MONTHS ENDED                  YEARS ENDED
                                              -------------------------    ------------------------------
                                               JANUARY 31,                   JANUARY 31,
                                                  1997         JULY 31,         1996          JANUARY 31,
                                              SUCCESSOR CO.      1996      PREDECESSOR CO.       1995
                                              -------------    --------    ---------------    -----------
Sales.......................................      100.0%        100.0%          100.0%           100.0%
Expenses:
Cost of sales...............................       58.3          55.7            57.8             61.6
Store and operating.........................       33.6          40.5            39.7             40.4
General and administrative..................        5.7           8.0             5.9              6.9
Interest, net...............................        1.7           4.4             4.2              3.4
Restructuring charge........................                                                      10.4
Reorganization items........................       (0.4)         25.0            13.5              0.8
                                                  -----         -----           -----            -----
Income (Loss) before income taxes and
  Extraordinary Item........................        1.1         (33.6)          (21.1)           (23.5)
Extraordinary Item..........................                     90.7
Income tax expense (benefit)................        0.5           0.0             0.0             (0.6)
                                                  -----         -----           -----            -----
Net Income (Loss)...........................        0.6%         57.1%          (21.1)%          (22.9)%
                                                  =====         =====           =====            =====

     In fiscal 1995, the Company implemented a restructuring plan that involved the closing of a significant number of stores and significant revisions to the Company's marketing and merchandising strategies. In fiscal 1997 and 1996, the Company closed stores pursuant to its Debtors-in-Possession financing agreement and to facilitate its ability to negotiate exit financing prior to emerging from Chapter 11.

STORE CLOSURES

     In order to receive extended Debtors-in-Possession financing and to facilitate the Company's ability to negotiate exit financing prior to emergence from Chapter 11, the Company agreed to close 86 underperforming stores and use the proceeds to permanently reduce the secured debt of the Company's prepetition bank loan.

     In January 1996, with approval of the Bankruptcy Court, the Company entered into an Agency agreement with an unrelated partnership (the Partnership) formed to liquidate the 86 stores. The partnership assumed control of the 86 stores and assumed substantially all of the expenses of operating the stores through liquidation. Accordingly, the Company recorded a charge of $28,725,000 for the closure of the 86 stores for the fiscal year ended January 31, 1996. The liquidation of the 86 stores was completed in April 1996.

     The Company closed 8 other underperforming stores during the year ended January 31, 1997.

SALES

     Although the adoption of Fresh-Start reporting significantly affected comparability, certain Pre- and Post-reorganization period income and expense items remain comparable and are addressed in the following analysis of results of operations for the fiscal year ended January 31, 1997.

  Six Month Period Ended January 31, 1997

     Sales for the period decreased 23.7% to $143,324,000, from $187,833,000 in the prior comparable period. The decrease in sales of $44,509,000 consisted of a reduction in sales of $38,378,000 due to the reduction in the number of stores that were open in the period compared to the prior same period and a store for store decrease of 4.2%. The decrease in store-for-store sales was primarily caused by lower advertising and fewer highly promotional events as the Company moves toward a more stable pricing model, and a lack of vendor credit immediately after emergence from bankruptcy.

  Fiscal Year Ended January 31, 1997 and 1996.

     Sales for the year ended January 31, 1997 decreased 23.6% to $254,679,000 from $333,501,000 in the prior fiscal year. The decrease in sales of $78,822,000 consisted of $72,199,000 in sales decrease due to closed stores and a 2.6% decrease in store for store sales as a result of merchandise shortages in the first half of the year caused by the lack of vendor credit due to concern over the Company's ability to exit bankruptcy.

  Fiscal Year Ended January 31, 1996 and 1995

     Sales for the year ended January 31, 1996 decreased 19.9% to $333,501,000, from $416,276,000 in the prior fiscal year. The decrease in sales of $82,775,000 consisted of lower sales due to the reduction in the number of stores that were open in fiscal 1996 compared to fiscal 1995 and a 3.2% decrease in store for store sales. Sales in fiscal 1996 and 1995 for stores closed under the 1994 Plan were charged to the restructuring reserve and totaled $12,712,000 and $59,375,000, respectively. The decrease in store-for-store sales resulted primarily because the Company was still in the process of restocking stores in the fiscal 1996 spring and summer selling seasons. The stores were understocked because of liquidity issues that had forced the Company into Chapter 11. The decrease in store-for-store sales also resulted in part from competitive pressure in the fabric retailing industry.

COST OF SALES

  Six Months Period Ended January 31, 1997

     Gross profit as a percentage of sales increased to 41.7% for the period ended January 31, 1997 from 38.9% in the prior comparable period. Gross profit as a percentage of sales increased because of the closing of 86 underperforming stores and more effective seasonal buying, which resulted in better sell through and fewer markdowns.

  Fiscal Year Ended January 31, 1997 and 1996

     Gross profit as a percentage of sales increased to 42.8% for the year ended January 31, 1997 from 42.2% in the prior fiscal year. Gross profit as a percentage of sales increased due to stronger second half performance driven by the closing of underperforming stores and more effective buying strategies.

  Fiscal Year Ended January 31, 1996 and 1995

     Gross profit as a percentage of sales increased to 42.2% for the year ended January 31, 1996 from 38.4% in the prior fiscal year. Gross profit as a percentage of sales increased during fiscal 1996 primarily because of the $19,000,000 charge in the previous fiscal year to aggressively mark down and liquidate certain inventories that no longer fit into the Company's merchandising model. In addition, the Company continues to operate in a highly promotional and competitive environment.

STORE AND OPERATING EXPENSES

  Six Months Period Ended January 31, 1997

     Store and operating expenses for the period ended January 31, 1997 decreased $21,004,000 to $48,146,000 from $69,150,000 for the prior comparable period. As a percent of sales, these expenses decreased to 33.6% for the period ended January 31, 1997 from 36.8% for the prior period. Expenses decreased due to stronger control of payroll, negotiated reductions in occupancy costs, and a less costly advertising program.

  Fiscal Year Ended January 31, 1997 and 1996

     Store and operating expenses for the year ended January 31, 1997 decreased $39,262,000 to $93,207,000 from $132,469,000 for the prior fiscal year. As a percent of sales, these expenses decreased to 36.6% for the year ended January 31, 1997 from 39.7% for the prior fiscal year primarily due to stronger control of payroll, negotiated reductions in occupancy costs in the second half, and a less costly advertising program.

  Fiscal Year Ended January 31, 1996 and 1995

     Store and operating expenses for the year ended January 31, 1996 decreased $35,652,000 to $132,469,000 from $168,121,000 for the prior fiscal year. As a percent of sales, these expenses decreased to 39.7% for the year ended January 31, 1996 from 40.4% for the prior fiscal year primarily due to a reduction in store rent and rent-related expenses offset by an increase in advertising. The lower rent and related expense as a percentage of sales reflect the closure of lower volume stores that had a higher cost per sales dollar as well as the Company's effort to renegotiate rent levels throughout the chain.

GENERAL AND ADMINISTRATIVE

  Six Months Period Ended January 31, 1997

     General and administrative expenses for the period ended January 31, 1997 decreased $1,291,000 to $8,162,000 from $9,453,000 for the comparable period. General and administrative expenses as a percent of sales increased to 5.7% for the period ended January 31, 1997 from 5.0% for the prior period. The dollar decrease in expenses is due to expense reduction programs. The increase as a percent of sales is due to reduced sales levels in the current year.

  Fiscal Year Ended January 31, 1997 and 1996

     General and administrative expenses for the year ended January 31, 1997 decreased $2,771,000 to $17,053,000 from $19,824,000 for the prior fiscal year. General and administrative expenses as a percent of sales increased to 6.7% for the year ended January 31, 1997 from 5.9% for the prior fiscal year. The dollar decrease in expenses is due to expense reduction programs. The increase as a percent of sales is due to reduced sales levels in the current year.

  Fiscal Year Ended January 31, 1996 and 1995

     General and administrative expenses for the year ended January 31, 1996 decreased $8,759,000 to $19,824,000 from $28,583,000 for the prior fiscal year. General and administrative expenses as a percent of sales decreased to 5.9% for the year ended January 31, 1996 from 6.9% for the prior fiscal year primarily as a result of savings in the Company's worker's compensation insurance, medical insurance and general insurance programs. The Company has renegotiated its insurance policies and in some cases changed insurance carriers in an effort to reduce the overall insurance expenses. In general, most expenses were reduced as a result of store closures with the exception of management information systems costs associated with the upgrading of the Company's computer systems.

INTEREST

  Six Months Period Ended January 31, 1997

     Interest expense for the period ended January 31, 1997 decreased $4,076,000 to $2,461,000 compared to $6,537,000 for the prior comparable period. The Company's average effective borrowing rates and average loan balance decreased with the change to the CITBC Financing Agreement concurrent with the emergence from bankruptcy on July 31, 1996. (See Liquidity and Capital Resources below).

  Fiscal Year Ended January 31, 1997 and 1996

     Interest expense for the year ended January 31, 1997 decreased $6,690,000 to $7,372,000 compared to $14,062,000 for the prior fiscal year. The Company's average effective borrowing rates decreased with the change to the CITBC Financing Agreement concurrent with the emergence from bankruptcy on July 31, 1996. (See Liquidity and Capital Resources below). The average loan balance was also reduced by paydowns on the Bank of America loan balance.

  Fiscal Year Ended January 31, 1996 and 1995

     Interest expense for the year ended January 31, 1996 increased $79,000 to $14,062,000 from $13,983,000 for the prior fiscal year. The Company's average effective borrowing rates increased as a result of market rate increases, but was offset by a reduction in the Company's average loan balance.

REORGANIZATION COSTS

  Six Months Period Ended January 31, 1997

     There were no reorganization costs for the period as the Company had emerged from Chapter 11 bankruptcy protection effective August 1, 1996. While still in the bankruptcy process in the prior comparable period, there were reorganization costs of $39,470,000 consisting mainly of store closure costs and professional fees.

  Fiscal Year Ended January 31, 1997 and 1996

     Costs associated with the Company's Chapter 11 filing amounted to $1,440,000 for the year ended January 31, 1997, which was composed primarily of professional fees offset by the gain on the sale of the Sherman Oaks Corporate office building. All of these costs were incurred in the first six months of the year prior to the emergence from bankruptcy.

  Fiscal Year Ended January 31, 1996 and 1995

     Costs associated with the Company's Chapter 11 filing amounted to $44,915,000 for the year ended January 31, 1996, which was composed primarily of store closure costs and professional fees. The Company closed 86 stores pursuant to covenants in the Amended and Restated Debtor-in-Possession financing agreement dated January 29, 1996. In order to receive extended financing and to facilitate the Company's ability to negotiate exit financing prior to emergence from Chapter 11, the Company agreed to close these underperforming stores and use the proceeds to permanently reduce notes payable under the Company's credit agreement with the bank. Costs associated with the Company's Chapter 11 filing amounted to $3,416,000 for the year ended January 31, 1995, which were composed primarily of professional fees.

INCOME TAXES

  Six Months Period Ended January 31, 1997

     A provision for income taxes of $682,000 was made for the period ended January 31, 1997 as the Company returned to profitability following the emergence from Chapter 11 proceedings effective August 1, 1996.

     As a result of the Company's emergence from Chapter 11 and the adoption of Fresh-Start Reporting, the Company is required by generally accepted accounting principles to provide for income taxes on earnings for the period ended January 31, 1997 (Successor Company), notwithstanding the possible availability of pre-exit net operating losses (Predecessor Company).

  Fiscal Year Ended January 31, 1997 and 1996

     An income tax provision of $730,000 was provided for in the year ended January 31, 1997 compared to a benefit of $165,000 for the prior year. The tax provision was for minimum state taxes during the first six months and for federal and state taxes on net income reported for the last six months after emergence from bankruptcy.

  Fiscal Year Ended January 31, 1996 and 1995

     Income tax benefit decreased to $165,000 for the year ended January 31, 1996, compared to $2,325,000 in the prior fiscal year and $15,218,000 in fiscal 1994. As a percentage of loss before income tax benefit, the income tax benefit for the year ended January 31, 1996 decreased to 0.2% from 2.4% in the prior fiscal year and 34.0% in fiscal 1994.

     The Company generated a net operating loss for the year ended January 31, 1996, for which no carryback benefit was available. The net realizable balance of deferred income tax assets at January 31, 1996 and 1995 was determined based on the extent that they can be offset by future reversals of deferred income tax liabilities. The Company has developed certain tax strategies that may enable it to accelerate the benefit for certain net operating loss carryforwards. However, no reasonable estimate can be made of the range of amount of benefits that are reasonably possible in the near term; accordingly, no benefit was recorded. The Company has continuing obligations for minimum state income taxes in years when taxable losses are generated. Such obligations were offset in the year ended January 31, 1996 by benefits from certain state amended returns and carryback claims.

LIQUIDITY AND CAPITAL RESOURCES

     Upon emergence from Chapter 11 bankruptcy proceedings the DIP Financing Agreement with Bank of America was paid off (see following). In addition, new common stock was issued, pre-petition bank group debt was settled and settlement of all other pre-petition claims was commenced. (See Item 1. Business).

     To replace the DIP Financing agreement and provide for longer term financing as of July 31, 1996, the Company entered into a Financing Agreement with CIT Group/Business Credit, Inc. ("CITBC"), to provide a $65,000,000 line of credit as amended on September 11, 1996, having a term of 3 years, with automatic annual renewals unless 90 days written notice is provided prior to the anniversary date of the agreement. Cash borrowings bear interest at the prime rate (based on the Chase Manhattan Bank Rate) plus 1% or Libor plus 3 1/4% and a commitment fee of .5% per annum on unused availability. Fees for letters of credit are generally 1 1/2% per annum based on the amount of letters of credit issued. The Financing Agreement provides for a combination of cash borrowings and the issuance of up to $20,000,000 in letters of credit. The Financing Agreement is collateralized by a first priority lien on generally all assets of the Company, as defined, excluding up to $10,000,000 of Point of Sale and M.I.S. equipment, which may be separately secured by that equipment. Loan availability is determined by an advance rate on eligible inventory as defined. The Financing Agreement includes certain restrictive covenants, which are computed quarterly (fixed charge coverage) and others which are computed annually (net worth, operating leases and capital expenditures). As of January 31, 1997, the Company had direct borrowings of $42,621,000 and letters of credit of $912,000 outstanding with additional credit available of approximately $14,302,000. In addition, on November 19, 1996 proceeds for the sale of the previously closed Mauldin, S.C. distribution facility were used to pay down amounts borrowed under the Financing Agreement (see Note 5 to Financial Statements).

     As of January 31, 1997, the Company was in compliance with all terms of the amended Financing Agreement.

     In March 1995, the Company entered into an agreement with Bank of America NT & SA, acting as agent bank, to provide Debtors-in-Possession financing (The "D.I.P. Financing Agreement") in the form of a $20,000,000 line of credit, including a provision for up to $10,000,000 in letters of credit, that expired on January 31, 1996. This agreement was collateralized by a first priority lien on generally all assets of the Company, as defined. There were no borrowings against this line as of January 31, 1996. On January 29, 1996, the D.I.P. Financing Agreement was amended and restated, requiring the closure of 86 stores with the proceeds therefrom to be used to permanently reduce the prepetition secured bank loan, the credit line was reduced to $17,300,000 and the term extended through April 30, 1996. This agreement was subsequently extended through June 28, 1996 and then through July 31, 1996, when it was replaced with a new Financing Agreement with CITBC.

     During July 1996, the Sherman Oaks corporate headquarters was sold to a third party for approximately $5,050,000 and the proceeds were paid to the bank group as partial satisfaction of the pre-petition bank group debt. The Company continues to lease space in the building for its corporate headquarters.

     No new stores were opened in fiscal 1997 or 1996. Capital expenditures, for the year ended January 31, 1997 and 1996 related primarily to upgrading of the computer systems, and for the year ended January 1995 related primarily to new store openings, were $4,592,000, $5,093,000, and $1,523,000 respectively.

     Currently, the Company anticipates that total capital expenditures for fiscal 1998 will approximate $8,000,000 primarily for Point of Sale equipment and necessary store and related property expenditures.

     The Company finances its operations from internally generated cash flow and short-term borrowings. The Company's primary capital requirements have been the financing of inventory and MIS systems.

     During the year ended January 31, 1997, the Company received $22,502,000 pursuant to carrybacks of certain net operating losses on claims for refund filed with the Internal Revenue Service on Forms 1139. The Company's claims for refund are currently being examined by the Internal Revenue Service. Although the Company believes that the positions taken on the claims for refund are supportable, it is uncertain at this time as to their ultimate resolution. Therefore, the Company has recorded reserves on its balance sheet as of January 31, 1997 equal to the refunds received. To the extent that the Internal Revenue Service disallows the claims for refund in whole or part and ultimately prevails with respect to the disallowance, the Company will be required to repay the Internal Revenue Service the refund attributable to the disallowance. As set forth in the Plan of Reorganization, a deficiency notice issued by the Internal Revenue Service requesting repayment of refund is allowed to be treated as a Priority Tax Claim, as defined in the Plan. Subject to exhaustion of the Company's right to contest, the claim would become payable in quarterly installments of principal and interest over six years. A future demand by the Internal Revenue Service for repayment would adversely impact the Company's liquidity.

     Adjusting for Fresh-Start Reporting (see Note 1 to Financial Statements), the Company's working capital was approximately $38,789,000 as of January 31, 1997, and its current ratio was approximately 1.5 to 1.

     Net cash used by operating activities was approximately $4,248,000 for the six months ended January 31, 1997. The decrease was primarily attributable to a seasonal increase in merchandise inventories. Net cash used by financing activities was approximately $7,194,000 for the six months ended January 31, 1997. The reduction is primarily attributable to the application of approximately $7,728,000 of proceeds from the sale of the Mauldin distribution facility in November 1996 against the CITBC loan.

     During January 1997, holders of the Series A Warrants became eligible to exercise their warrants at $3.02 per share. Exercise of the warrants entitles the purchaser to 1 share of new common stock and a Series B Warrant, exerciseable in the future for additional shares as specified in the Plan. Warrants not exercised by April 29, 1997 will expire with no further rights due. As of April 21, 1997, 75,890 warrants had been exercised.

     The Company believes that cash flow from ongoing operations and the CITBC Financing Agreement should enable the Company to meet liquidity requirements for the foreseeable future.

NEW ACCOUNTING PRONOUNCEMENTS

     In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS No. 128") which is effective for financial statements issued for periods ending after December 15, 1997. SFAS No. 128 requires the disclosure of basic and diluted earnings per share. For the year ended January 31, 1997, the amount reported as net income per common and common equivalent shares is not materially different than that which would have been reported for basic and diluted earnings per share in accordance with SFAS No. 128.

     In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" which requires adoption of the disclosure provisions no later than years beginning after December 15, 1995 and adoption of the recognition and measurement provisions for nonemployee transactions no later than after December 15, 1995. The new standard defines a fair value method of accounting for stock options and other equity instruments. Under the fair value method, compensation cost is measured at the grant date based on the fair value of the award and is recognized over the service period which is usually the vesting period. The Company will continue to apply APB Opinion No. 25 to its stock-based compensation awards to employees and will disclose the required pro forma effect on net income and earnings per share in its financial statements.

     In March 1995, the FASB issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of" ("SFAS No. 121"). SFAS No. 121 established accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and long-lived assets and certain identifiable intangibles to be disposed of. The Company adopted SFAS No. 121 in the first interim period of fiscal 1997 and such adoption did not impact its financial position or results of operations.

INFLATION

     The Company does not believe that inflation has had a material effect on the results of operations in the recent past. There can be no assurance that the Company's business will not be affected by inflation in the future.

FORWARD LOOKING STATEMENTS

     The preceding "Business" and Management Discussion and Analysis contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), and the Company intends that such forwardlooking statements be subject to the safe harbors created thereby. These forward-looking statements include the plans and objectives of management for future operations, including plans and objectives relating to the future economic performance of the Company. The forward-looking statements and associated risks set forth in this document may include or relate to: (i) by the end of September 1997, all stores in the chain, except 8 Fabric King stores, are expected to have point of sale scanning equipment; (ii) the investment in equipment and technology should provide the framework for improvements in inventory turns and reductions of investment in inventory levels; (iii) the Company believes that this information should assist in providing a better merchandise assortment and more effective promotional activities; (iv) currently, the Company anticipates that total capital expenditures for fiscal 1998 will approximate $8,000,000 primarily for Point of Sale equipment and necessary store expenditures; (v) the Company believes that cash flow from ongoing operations and the CITBC Financing Agreement should enable the Company to meet liquidity requirements for the foreseeable future; (vi) the Company believes eliminating the Mauldin facility will have a positive effect on inventory turnover; (vii) the Company believes that planned management information system enhancements will further increase inventory turnover and reduce lead times.

     The forward-looking statements are further qualified by important factors that could cause actual results to differ materially from those in the forwardlooking statements, including, without limitation, the following: (i) the ability of the Company to gauge the fashion tastes of its customers and provide merchandise that satisfies customer demand; (ii) a decline in demand for the merchandise offered by the Company; (iii) the ability of the Company to locate and obtain favorable store sites, negotiate acceptable lease terms, and hire and train employees; (iv) the unavailability of merchandise from the Company's vendors and private brand sources; (v) the effect of economic conditions; (vi) the effect of severe weather or natural disasters; (vii) the effect of competitive pressures from other retailers; and (viii) a disruption of trade with the countries in which the Company's import manufacturers are located. Results actually achieved thus may differ materially from expected results in these statements. In addition, as disclosed above, the business and operations of the Company are subject to substantial risks which increase the uncertainty inherent in such forward-looking statements. Any of the other factors disclosed above could cause the Company's net income or growth in net income to differ materially from prior results.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The Financial Statements of the Company, together with the report thereon of Deloitte & Touche LLP, independent auditors, are included herein in Item 14. on pages 23 to 47.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

     The information regarding directors is included on pages 2 through 6 of the Company's 1997 Proxy Statement to be filed with the Commission not later than 120 days after the end of the registrant's fiscal year and is incorporated by reference herein.

EXECUTIVE OFFICERS AND KEY EMPLOYEES OF REGISTRANT

               NAME                 AGE                       POSITION AND OFFICE
               ----                 ---                       -------------------
Donald L. Richey..................  53    President and Chief Executive Officer and Director since
                                          April 1997. Prior to this he was the Executive Vice
                                            President and Chief Operating Officer of Fabri-Centers of
                                            America, Inc. from 1994 to 1995. From 1990-1994, he was
                                            President of Cloth World, Inc., which was acquired by
                                            Fabri-Centers in 1994.
John E. Labbett...................  46    Executive Vice President and Chief Financial Officer since
                                          October 1995 and a Director since August 1996. Prior to
                                            that he was the Vice President/Chief Financial Officer
                                            for the Petfood Giant, Inc. from 1994 to 1995. From 1987
                                            to 1993 he was Executive Vice President -- Chief
                                            Financial Officer for Herman's Sporting Goods, Inc.
William E. Rapp...................  56    Executive Vice President -- Merchandise and Buying since
                                          May 1995. General Merchandise Manager for Northwest Fabrics
                                            from 1988 to 1995.
Michael E. Brown..................  39    Executive Vice President -- Store Operations since
                                          September 1994. From June 1994 to September 1994 he was
                                            Vice President -- Retail Sales; January 1993 to May 1994,
                                            Regional Sales Manager; September, 1991 to December 1992,
                                            District Sales Manager; August 1991 to November 1991,
                                            Store Manager.
Kim D. Robbins....................  51    Executive Vice President -- General Merchandise Manager
                                          since August 1996. From 1995 to 1996, she was Senior Vice
                                            President -- Merchandising at Sport Chalet. Prior to that
                                            she was Senior Vice President -- Merchandising at Carter
                                            Hawley Hale Stores, Inc.
Marvin S. Maltzman................  60    Sr. Vice President -- Administration, Secretary and General
                                            Counsel since 1993; Vice President, Secretary and General
                                            Counsel from 1980 to 1993, and a Director from 1991 to
                                            1996.
James C. Webb.....................  53    Sr. Vice President -- Real Estate since 1993. Prior to that he was Vice President -- Real Estate.
L. Jay Bowen......................  50    Vice President -- Merchandise Support since September 1994.
                                            Served the Company in Various Capacities since 1968,
                                            including Vice President -- Notions.
Mary A. Deaver....................  32    Vice President -- Home Merchandise since September 1994.
                                          From June 1994 to August 1994 she was a Craft Merchandise
                                            Manager; from 1991 to 1994 she was a Craft Buyer. Prior
                                            to 1991 she was a Buyer for Michael's Incorporated
Lawrence R. Heavrin...............  51    Vice President -- Logistics since August, 1996. He was a
                                            Consultant at Logistics Solutions from 1995 to 1996;
                                            Manager, Transportation and Logistics at Toyota Motor
                                            Sales from 1993 to 1995 and Director of Logistics at Club
                                            Link from 1992 to 1993
Gregory E. Lewis..................  47    Controller since July, 1996. He served as Assistant
                                          Controller from 1995 to 1996. He was Director of Retail
                                            Accounting at The Vons Companies from 1988 to 1995.
Carlos Menendez...................  47    Chief Information Officer since August 1995. Prior to that, he was Director of MIS for Aaron Brothers from 1988 to
                                            1995.

DISCLOSURE OF DELINQUENT FILERS, PURSUANT TO ITEM 405 OF REGULATION S-K,

     The information is included on page 9 of the Company's 1997 Proxy Statement to be filed with the Commission not later than 120 days after the end of the registrant's fiscal year and is incorporated by reference herein.

ITEM 11.  EXECUTIVE COMPENSATION

     The information is included on pages 5, 6, and 7 of the Company's 1997 Proxy Statement to be filed with the Commission not later than 120 days after the end of the registrant's fiscal year and is incorporated by reference herein.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The information is included on pages 2, 5, and 6 of the Company's 1997 Proxy Statement to be filed with the Commission not later than 120 days after the end of the registrant's fiscal year and is incorporated by reference herein.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The information is included on pages 6 and 7 of the Company's 1997 Proxy Statement to be filed with the Commission not later than 120 days after the end of the registrant's fiscal year and is incorporated by reference herein.

                                    PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

     (a) The following documents are filed as a part of this report:

PAGE
-----
       Financial statements;
24     Independent Auditors' Report
25-26  Balance Sheets as of January 31, 1997 and 1996
27     Statements of Operations
28     Statements of Stockholders' Equity (Deficit)
29-30  Statements of Cash Flows
31-47  Notes to Financial Statements

     (b) Reports on Form 8-K
        None.

     (c) Exhibits (Attached to Complete Copies)

Exhibit 10    Non-Standardized 401(k) Plan
Exhibit 21    Subsidiaries of the registrant
Exhibit 23.1  Independent Auditors' Consent
Exhibit 27    Financial Data Schedule
Exhibit 99    Undertakings

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of House of Fabrics, Inc.

     We have audited the accompanying balance sheets of House of Fabrics, Inc. (the Company) as of January 31, 1997 (Successor Company) and January 31, 1996 (Predecessor Company) and the related statements of operations, stockholders' equity (deficit), and cash flows for the six months ended January 31, 1997 (Successor Company), the six months ended July 31, 1996 and the years ended January 31, 1996 and 1995 (Predecessor Company). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 1 to the financial statements, on July 10,1996, the Bankruptcy Court entered an order confirming the Plan of Reorganization which became effective after the close of business on July 31, 1996. Accordingly, the accompanying financial statements have been prepared in conformity with AICPA Statement of Position 90-7, "Financial Reporting for Entities in Reorganization Under the Bankruptcy Code," for the Successor Company as a new entity with assets, liabilities, and a capital structure having carrying values not comparable with prior periods as described in Note 1.

     In our opinion, the Successor Company financial statements present fairly, in all material respects, the financial position of House of Fabrics, Inc. as of January 31, 1997 and the results of its operations and its cash flows for the six months ended January 31, 1997 in conformity with generally accepted accounting principles. Further, in our opinion, the Predecessor Company financial statements referred to above present fairly, in all material respects, the financial position of the Predecessor Company as of January 31, 1996, and the results of its operations and its cash flows for the six months ended July 31, 1996 and the years ended January 31, 1996 and 1995 in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP

Costa Mesa, California
April 23, 1997

                             HOUSE OF FABRICS, INC.

                                 BALANCE SHEETS
                        AS OF JANUARY 31, 1997 AND 1996

                                                              SUCCESSOR    PREDECESSOR
                                                               COMPANY       COMPANY
                                                                1997          1996
                                                              ---------    -----------
                                                               (DOLLARS IN THOUSANDS)
                                        ASSETS
Current assets:
  Cash......................................................  $    767      $ 16,634
  Receivables, net..........................................     3,164        24,322
  Merchandise inventories, net..............................   104,576       107,140
  Prepaid expenses and other current assets.................     3,686         5,651
  Refundable income taxes, net..............................        --           377
  Deferred income taxes.....................................        --            25
                                                              --------      --------
         Total current assets...............................   112,193       154,149
Property:
  Land......................................................     1,011         1,011
  Buildings.................................................     1,473         1,707
  Furniture and fixtures....................................    16,055        39,333
  Leasehold improvements....................................     5,677        21,255
                                                              --------      --------
                                                                24,216        63,306
Less accumulated depreciation and amortization..............    (2,442)      (36,198)
                                                              --------      --------
Property, net...............................................    21,774        27,108
Deferred income taxes.......................................        --           254
Property held for sale......................................        --         9,590
Other assets................................................       675         1,386
Goodwill, net...............................................        --        38,067
Reorganization Value in Excess of Amounts Allocated to Net
  Assets, net...............................................     3,188            --
                                                              --------      --------
                                                              $137,830      $230,554
                                                              ========      ========
                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable..........................................  $ 18,250      $  9,754
  Accrued liabilities.......................................    12,505        32,297
  Bank Loan.................................................    42,621            --
  Current portion of long-term debt.........................        28            --
  Restructuring reserve.....................................        --        12,949
                                                              --------      --------
         Total current liabilities..........................    73,404        55,000
Deferred income taxes.......................................       634           279
Long Term Liabilities.......................................    22,502            --
Long Term Debt..............................................       903            --
Liabilities subject to compromise under reorganization
  proceedings...............................................        --       190,618
COMMITMENTS AND CONTINGENCIES
Stockholders' equity (deficit):
  Preferred stock, $.10 par value (Old); $.01 par value
    (New) authorized 1,000,000 shares; outstanding, none....        --            --
Old Common stock, $.10 par value; authorized 29,000,000
  shares; 13,697,107 shares issued and outstanding at
  January 31, 1996..........................................        --         1,370
New Common stock, $.01 par value; authorized 7,000,000
  shares; 4,201,034 shares issued and outstanding at January
  31, 1997..................................................        51            --
Paid in capital.............................................    39,411        46,880
Retained earnings (deficit).................................       925       (63,593)
                                                              --------      --------
         Total stockholders' equity (deficit)...............    40,387       (15,343)
                                                              --------      --------
                                                              $137,830      $230,554
                                                              ========      ========

                 See accompanying notes to financial statements

                             HOUSE OF FABRICS, INC.

                            STATEMENTS OF OPERATIONS

                                                   SIX MONTHS ENDED           YEAR ENDED JANUARY 31,
                                               -------------------------    --------------------------
                                                JANUARY 31,    JULY 31,
                                                   1997          1996            1996           1995
                                               -------------   ---------    ---------------   --------
                                               SUCCESSOR CO.                PREDECESSOR CO.
                                                               (DOLLARS IN THOUSANDS)
Sales........................................    $143,324      $ 111,355       $333,501       $416,276
Expenses:
  Cost of sales..............................      83,600         62,000        192,763        256,383
  Store and operating........................      48,146         45,061        132,469        168,121
  General and administrative.................       8,162          8,891         19,824         28,583
  Interest Expense...........................       2,461          4,911         14,062         13,983
  Interest Income............................         (49)
  Restructuring charge.......................          --             --             --         43,500
                                                 --------      ---------       --------       --------
          Total expenses.....................     142,320        120,863        359,118        510,570
                                                 --------      ---------       --------       --------
Income (Loss) before Income Taxes
  Reorganization and Extraordinary Items.....       1,004         (9,508)       (25,617)       (94,294)
Reorganization Items:
  Fresh-Start adjustments....................                     26,370
  Reorganization costs.......................                      1,440         44,915          3,416
Gain on Sale of Assets.......................        (603)            --             --             --
                                                 --------      ---------       --------       --------
Income (Loss) before Income taxes............       1,607        (37,318)       (70,532)       (97,710)
Income tax expense (benefit).................         682             48           (165)        (2,325)
                                                 --------      ---------       --------       --------
Net Income (Loss) Before Extraordinary
  Item.......................................         925        (37,366)       (70,367)       (95,385)
Extraordinary Item:
Gain on Forgiveness of Debt..................          --       (100,959)            --             --
                                                 --------      ---------       --------       --------
Net Income (Loss)............................    $    925      $  63,593       $(70,367)      $(95,385)
                                                 ========      =========       ========       ========
Net income per share.........................    $   0.18            N/A            N/A            N/A
                                                 ========      =========       ========       ========

                 See accompanying notes to financial statements

                             HOUSE OF FABRICS, INC.

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                        COMMON STOCK                   RETAINED
                                                    --------------------    PAID-IN    (DEFICIT)
                                                      SHARES      AMOUNT    CAPITAL    EARNINGS
                                                    -----------   ------    -------    ---------
                                                               (DOLLARS IN THOUSANDS)
BALANCE, February 1, 1994.........................   13,697,107   $1,370    $46,880    $102,159
Net loss..........................................                                      (95,385)
                                                    -----------   ------    -------    --------
BALANCE, January 31, 1995.........................   13,697,107    1,370     46,880       6,774
Net loss..........................................                                      (70,367)
                                                    -----------   ------    -------    --------
BALANCE, January 31, 1996.........................   13,697,107    1,370     46,880     (63,593)
Net Loss (Six Months -- Predecessor Company)......                                      (10,996)
                                                    -----------   ------    -------    --------
Predecessor Company Balance at July 31, 1996......   13,697,107    1,370     46,880     (74,589)
Recapitalization and Fresh-Start Adjustments
  Cancel Old Common Shares........................  (13,697,107)  (1,370)
  Issue New Common Shares.........................    5,136,415       51
  Fresh-Start Adjustments.........................                    --     (7,485)     74,589
                                                    -----------   ------    -------    --------
Successor Company Balance at August 1, 1996.......    5,136,415       51     39,395           0
Net Income (Six Months -- Successor Company)
  Exercise of Series A Warrants...................        5,785                  16         925
                                                    -----------   ------    -------    --------
Successor Company Balance at January 31, 1997.....    5,142,200   $   51    $39,411    $    925
                                                    ===========   ======    =======    ========

                 See accompanying notes to financial statements

                             HOUSE OF FABRICS, INC.

                            STATEMENTS OF CASH FLOWS

                                                              SIX MONTHS                YEAR ENDED JANUARY 31,
                                                     -----------------------------    --------------------------
                                                     JAN. 31, 1997   JULY 31, 1996         1996           1995
                                                     -------------   -------------    ---------------   --------
                                                     SUCCESSOR CO.                    PREDECESSOR CO.
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)..................................     $   925        $  63,593         $(70,367)      $(95,385)
Adjustments to reconcile net income (loss) to net
  cash (used in) provided by operating activities:
  Fresh-Start adjustments..........................                       26,370
  Extraordinary item -- Gain on Forgiveness of
    Debt...........................................                     (100,959)
  Depreciation and amortization....................       2,654            2,895            8,151         10,329
  (Gain) Loss on disposal of fixed assets..........        (603)          (3,191)           3,306          1,035
  Deferred income taxes............................         634                                            1,428
  Restructuring and inventory valuation charges....                                                       62,500
  Changes in assets and liabilities:
    Receivables....................................       1,177           15,246          (11,445)        (3,112)
    Merchandise inventories........................      (9,125)          12,287           25,823         91,188
    Prepaid expenses, refundable income taxes and
      other assets.................................       3,611           (1,008)          36,710        (26,823)
    Accounts payable and accrued and other
      liabilities..................................      (4,510)          (4,719)           4,394        (42,921)
    Restructuring reserve..........................          --               --           (3,157)       (25,390)
    Long Term Liabilities..........................         989           21,513                0              0
    Liabilities subject to compromise under
      reorganization proceedings...................          --              843            4,057         82,625
                                                        -------        ---------         --------       --------
         Net cash (used in) provided by operating
           activities..............................      (4,248)          32,870           (2,528)        55,474
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures...............................      (1,905)          (2,687)          (5,093)        (1,523)
Proceeds from sale of property.....................       8,192            5,050              774          3,286
                                                        -------        ---------         --------       --------
         Net cash (used in) provided by investing
           activities..............................       6,287            2,363           (4,319)         1,763
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term debt........................        (387)                              (57)        (3,280)
Settlement of Administrative and Priority Claims,
  net..............................................      (2,144)
Exercise of Series A Warrants......................          16
Net (repayments) under revolving line..............      (4,679)
Net (repayments) under line of credit agreements...          --          (45,945)         (23,843)       (16,334)
                                                        -------        ---------         --------       --------
         Net cash (used in) provided by financing
           activities..............................      (7,194)         (45,945)         (23,900)       (19,614)
                                                        -------        ---------         --------       --------
NET INCREASE (DECREASE) IN CASH....................      (5,155)         (10,712)         (30,747)        37,623
CASH, beginning of period..........................       5,922           16,634           47,381          9,758
                                                        -------        ---------         --------       --------
CASH, end of period................................     $   767        $   5,922         $ 16,634       $ 47,381
                                                        =======        =========         ========       ========

                 See accompanying notes to financial statements

                             HOUSE OF FABRICS, INC.

                                                       SIX MONTHS ENDED
                                                    -----------------------    YEAR ENDED JANUARY 31,
                                                    JANUARY 31,    JULY 31,    ----------------------
                                                       1997          1996        1996         1995
                                                    -----------    --------    ---------    ---------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid.....................................    $2,462       $ 4,933      $14,041      $14,275
Income taxes refunded.............................    $1,338       $21,285      $ 6,329      $ 7,876

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES  --

     During the six months ended July 31, 1996, loss on disposal of property charged to accrued reserves amounted to $5,222.

     During the years ended January 31, 1996 and 1995, loss on disposal of property charged to the restructuring reserve amounted to $3,343 and $8,417, respectively.

                 See accompanying notes to financial statements

                             HOUSE OF FABRICS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1.  REORGANIZATION AND BASIS OF REPORTING

REORGANIZATION

     On November 2, 1994 (the "Petition Date"), the Company and four (4) of its then existing subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization, (the "Plan"), of the Company and its' subsidiaries. On July 31, 1996, all conditions required for the effectiveness of the Plan were met, and the Plan became effective ("Effective Date").

     Under the Plan, the Company has authority to issue approximately 5,136,000 shares of newly reorganized House of Fabrics, Inc. common stock ("New Common Stock") including shares issuable for resolution of claims. Further authorized are an additional approximately 1,864,000 shares to satisfy warrants and equity incentive plans. As of January 31, 1997, 4,201,034 shares have been issued, including 5,785 shares issued upon the exercise of Series A Warrants the secured bank group received $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus approximately 257,000 shares (or 5%) of New Common Stock. Additionally, in accordance with the Plan, on December 5, 1996, the Company paid $1,157,000 to satisfy a requirement to bring the aggregate market value of the approximately 257,000 shares up to $2,000,000. (see Note 9 to Financial Statements). Generally, defaults under other secured obligations were cured and the maturities reinstated or converted to longer term obligations at market rates of interest. Reclamation claims received 25% in cash shortly after the effective date of the Plan and will receive remaining balances in 12 equal monthly installments which commenced on September 1, 1996. Holders of general unsecured claims that are not covered by insurance will receive a pro rata distribution of approximately 4,776,000 shares (or 93%) of New Common Stock. A portion of the approximately 4,776,000 shares of New Common Stock to be issued to holders of unsecured claims was placed in a claims reserve based on the percentage of disputed claims to total claims (total claims include both allowed claims and disputed claims). Holders of existing House of Fabrics, Inc., common stock received a pro-rata distribution of approximately 103,000 shares (or 2%) of New Common Stock (subject to dilution) plus warrants to purchase additional shares of New Common Stock. As of January 31, 1997, there were 251,036 Series A Warrants outstanding which expired April 29, 1997, if not exercised.

     On July 31, 1996, and effective August 1, 1996, the Company restructured its corporate organization by merging Fabricland, Inc., So-Fro Fabrics, Inc., House of Fabrics of South Carolina, Inc., and Metrolina Express, Inc. into House of Fabrics, Inc.

BASIS OF REPORTING

     Upon emergence from its Chapter 11 proceedings, the Company (referred to as "Successor Company" when compared to periods prior to August 1, 1996) adopted the provisions of Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("FreshStart Reporting") as promulgated by the American Institute of Certified Public Accountants. Accordingly, all assets and liabilities have been restated to reflect their reorganization value, which approximates their fair value at the Effective Date. In addition, the accumulated deficit of the Company was eliminated and its capital structure was recast in conformity with the Plan, and as such, the Company has recorded the effects of the Plan and Fresh-Start Reporting as of August 1, 1996. The adjustment to eliminate the accumulated deficit totaled $74,589,000 of which $100,959,000 was forgiveness of debt reduced by $26,370,000 of Fresh-Start adjustments. The results of operations and cash flows for the six months ended July 31, 1996 include operations prior to the Company's emergence from Chapter 11 proceedings (referred to as "Predecessor Company") and the effects of Fresh-Start Reporting. The results of operations and cash flows for the six months ended January 31, 1997 include operations subsequent to the Company's emergence from Chapter 11 proceedings and reflect the on-going effects of Fresh-Start Reporting. As a result, the net income for the six months ended January 31, 1997 is not comparable with prior periods and the net income for the year-to-date period ended January 31,

                             HOUSE OF FABRICS, INC.

1997 is divided into Successor Company and Predecessor Company and is also not comparable with prior periods. In addition, the Balance Sheet as of January 31, 1997 is not comparable to prior periods for the reasons discussed above.

     The reorganization value of the Company's common equity of $39,446,000 was determined after consideration of several factors and by reliance on independent financial specialists using various valuation methods, including discounted projected cash flows, price/earnings ratios, and other applicable ratios and economic and industry information relevant to the operations of the Company. The reorganization value of the Company has been allocated to specific asset categories pursuant to Fresh-Start Reporting. Reorganization Value in Excess of Amounts Allocated to Net Assets reflects the difference in the Company's stock valuation and the Company's net assets.

DEBT DISCHARGE AND FRESH-START REPORTING

     The effect of the Plan on the Company's unaudited balance sheet at August 1, 1996 is as follows:

                                                               DEBT       FRESH-START     REORGANIZED
                                            JULY 31, 1996    DISCHARGE      ENTRIES      BALANCE SHEET
                                            -------------    ---------    -----------    -------------
                                                              (DOLLARS IN THOUSANDS)
                                                ASSETS
Current Assets
  Cash....................................    $  5,922       $  (3,968)                    $  1,954
  Receivables, net........................       9,076          (4,735)                       4,341
  Merchandise Inventories, net............      94,853             598                       95,451
  Prepaid Expenses and Other Current
     Assets...............................       6,831            (325)                       6,506
  Refundable Income Taxes.................         377                                          377
  Deferred Income Taxes...................          25                                           25
                                              --------       ---------     --------        --------
     Total Current Assets.................     117,084          (8,430)                     108,654
Property, Plant and Equipment.............      59,182                     $(36,107)         23,075
  Less Accumulated Depreciation and
     Amortization.........................     (36,107)                      36,107              --
                                              --------       ---------     --------        --------
Property, net.............................      23,075                                       23,075
Deferred Income Taxes.....................         254                                          254
Property Held for Sale....................       6,870                                        6,870
Other Assets..............................       1,214            (125)                       1,089
Reorganization Value in Excess of Amounts
  Allocated to Net
  Assets..................................                                    3,355           3,355
Goodwill, net.............................      37,531                      (37,531)             --
                                              --------       ---------     --------        --------
                                              $186,028       $  (8,555)    $(34,176)       $143,297
                                              --------       ---------     --------        --------

                             HOUSE OF FABRICS, INC.

                                                               DEBT       FRESH-START     REORGANIZED
                                            JULY 31, 1996    DISCHARGE      ENTRIES      BALANCE SHEET
                                            -------------    ---------    -----------    -------------
                                                              (DOLLARS IN THOUSANDS)
                                 LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
  Accounts Payable........................    $ 12,370                                       12,370
  Notes Payable to Bank...................      47,300                                       47,300
  Accrued Liabilities.....................      19,740       $   1,331                       21,071
  Current Portion of Long-Term Debt.......                         401                          401
  Restructuring Reserve...................      12,949         (12,949)                          --
                                              --------       ---------     --------        --------
     Total Current Liabilities............      92,359         (11,217)    $     --          81,142
Deferrred Income Taxes....................         279                                          279
Long-Term Liabilities.....................      21,513                                       21,513
Notes Payable.............................                         917                          917
Liabilities Subject to Compromise under
  reorganization
  proceedings.............................      98,216         (98,216)                          --
                                              --------       ---------     --------        --------
     Total Liabilities....................     212,367        (108,516)          --         103,851

Stockholders' Equity
Common Stock, $.10 Par Value..............       1,370          (1,319)                          51
Paid-In-Capital...........................      46,880             321       (7,806)         39,395
Retained Earnings (Deficit)...............     (74,589)        100,959      (26,370)             --
                                              --------       ---------     --------        --------
Stockholders' Equity (Deficit)............     (26,339)         99,961      (34,176)         39,446
                                              --------       ---------     --------        --------
                                              $186,028       $  (8,555)    $(34,176)       $143,297
                                              ========       =========     ========        ========

2.  SIGNIFICANT RISKS AND MANAGEMENT'S PLANS

     Prior to its emergence from Chapter 11 proceedings on July 31, 1996 (See
Note 1), the Company had incurred significant losses from operations. These losses stemmed primarily from costs associated with restructuring the Company's operations, closing unprofitable stores and liquidating certain inventory. Management believes that the restructuring initiatives completed through July 31, 1996 together with initiatives since that date played an important role in preparing the Company for the future and in allowing the Company to return to profitability during the six months ended January 31, 1997. The Company's ability to sustain profitability in the future is dependent upon several factors, including but not limited to, the following:

MANAGEMENT'S ABILITY TO GAUGE THE MERCHANDISE TASTES AND DEMANDS OF ITS
CUSTOMERS

     The Company's future success is largely dependent upon management's ability to gauge the merchandise tastes of its customer and to provide merchandise that satisfies customer demand in a timely manner and at sales prices yielding adequate gross margins to yield operating profits. Unanticipated changes and misjudgments in customer trends could lead to excess inventories and higher markdowns, which could have a material adverse effect on the Company's operating results and financial condition.

ECONOMIC CONDITIONS, CONSUMER SPENDING AND COMPETITION

     The industry in which the Company operates is highly competitive and subject to substantial cyclical variations. Negative variations can be caused by the Company's competitors, changing levels of consumer spending and preferences and/or declines in overall economic conditions on a regional or national level. The

                             HOUSE OF FABRICS, INC.

occurrence of a significant negative variation caused by any of the aforementioned factors could have a material adverse effect on the Company's operating results and financial condition.

ABILITY TO REMAIN IN COMPLIANCE WITH FINANCING AGREEMENT

     The Company is dependent upon its financing agreement to provide working capital to support the Company's current operations. As discussed more fully in
Note 5, the Company's financing agreement requires the Company to maintain certain financial ratios, minimum net worth, and to meet other financial requirements on a quarterly or annual basis. Based upon the Company's current operating plan for the year ending January 31, 1998, management projects the Company will remain in compliance with the financing agreement, as amended, through January 31, 1998. If the Company's financial results are not close to it's operating plan, the Company's ability to meet the requirements set forth in the financing agreement may be impaired. The inability of the Company to meet the requirements set forth in the financing agreement would have a material adverse effect on the Company's business, operating results, and financial condition.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Merchandise Inventories -- Merchandise inventories are stated at the lower of cost or market, cost being determined on the retail method. The Company's valuation of inventories under the retail method involves significant estimates which include estimated future retail prices, future markdowns and length of time required to sell merchandise. These estimates were developed under the assumptions of an orderly retail sale of merchandise and the continuation of the Company's current turnover rates. It is reasonably possible that a change in the current merchandising strategy could have a significant adverse effect on the Company's future operating results.

     Property -- Property is stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method at rates based on the estimated lives of the assets. Leasehold improvements are amortized over the estimated life of the improvement or the term of the lease, whichever is shorter.

     Reorganization Value in Excess of Amounts Allocated to Net
Assets -- Reorganization Value in Excess of Amounts Allocated to Net Assets arose from the adoption of Fresh-Start Reporting (See Note 1) and is being amortized on a straight line basis over 10 years. The Company evaluates the recoverability of this intangible asset at each balance sheet date. The recoverability of this intangible is determined by comparing the carrying value of the intangible to the estimated operating income of the related entity on an undiscounted cash flow basis. Any impairment is recorded at the date of determination.

     Property Held for Sale -- Property held for sale is valued at the lower of cost or market and was comprised of a distribution facility in Mauldin, South Carolina and a corporate headquarters facility in Sherman Oaks, California at January 31, 1996. There was no property held for sale as of January 31, 1997(see
Note 13).

     Income Taxes -- Deferred tax assets and liabilities are recognized based on enacted tax laws for the estimated future tax effects of events that have been recognized in the Company's financial statements or tax returns. However, deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized.

                             HOUSE OF FABRICS, INC.

     Net Income Per Share -- Net Income per share is computed based on the weighted average number of outstanding common and common equivalent shares during the period, including dilutive stock options, warrants, and all additional shares of common stock expected to be issued in accordance with the Plan. As of January 31, 1997, 4,201,034 shares were issued, including 5,785 shares issued upon exercise of Series A Warrants. As of April 21, 1997, 5,215,718 shares were issued including shares issued upon exercise of Series A Warrants. Per share data for periods prior to August 1, 1996 have been omitted as these amounts do not reflect the current capital structure. In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS No. 128") which is effective for financial statements issued for periods ending after December 15, 1997. SFAS No. 128 requires the disclosure of basic and diluted earnings per share. For the year ended January 31, 1997, the amount reported as net income per common and common equivalent share is not materially different than that which would have been reported for basic and diluted earnings per share in accordance with SFAS No. 128.

     Fair Value of Financial Instruments -- Management believes the carrying amounts of receivables and accounts payable represent fair values due to the short maturities of these instruments. The carrying amounts of the Company's various debt instruments approximate fair value because their interest rates are based on variable rates of interest.

     Stock Based Compensation -- In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation. The Company has determined that it will not change to the fair value method and will continue to use Accounting Principals Board Opinion No. 25 for measurement and recognition of employee based stock transactions.

     Reclassifications -- Certain amounts in prior fiscal year financial statements have been reclassified to correspond to current year classifications.

4.  STORE CLOSURES AND RESTRUCTURING CHARGES

STORE CLOSURES

     In anticipation of the Company filing the Plan of Reorganization to exit Chapter 11 with the Bankruptcy Court and to facilitate the Company's ability to negotiate exit financing prior to emergence from Chapter 11, the Company agreed to close 86 underperforming stores and use the proceeds to permanently reduce the secured debt of the Company's prepetition bank loan. In January 1996, with approval of the Bankruptcy Court, the Company entered into an agency agreement with an unrelated partnership formed to liquidate the 86 stores. The partnership assumed control of the 86 stores and assumed substantially all of the expenses of operating the stores through liquidation. Accordingly, in January 1996, the Company recorded a charge of $28,725,000 for the closure of the 86 stores. The liquidation was completed in April 1996. In addition, during the six months ended January 31, 1997, the Company approved the closure of an additional 8 stores that did not meet certain profitability requirements.

RESTRUCTURING CHARGES

     Effective August 26, 1994, the Company's Board of Directors approved a plan of restructuring to close 125 underperforming stores. This plan was subsequently amended to include an additional 63 stores bringing the total number of stores slated for closure to 188. Accordingly, in fiscal 1995, the Company recorded a pretax restructuring charge of $43,500,000, after adjustments for cancellation of the planned closure of 12 of these stores due to better than expected performance. During the years ended January 31, 1996 and 1995, sales of $12,712,000 and $59,375,000, respectively, and operating losses of $2,908,000 and $18,539,000, respectively, were excluded from operating results and charged to the restructuring reserve.

                             HOUSE OF FABRICS, INC.

5.  FINANCING

     At July 31, 1996, the Company entered into a Financing Agreement with CIT Group/Business Credit, Inc. ("CITBC"), to provide a $65,000,000 line of credit, as amended on September 11, 1996, having a term of 3 years, with automatic annual renewals unless 90 days written notice is provided prior to the anniversary date of the agreement. Cash borrowings bear interest at the prime rate (based on the Chase Manhattan Bank Rate) plus 1% or Libor plus 3 1/4% and a commitment fee of .5% per annum on unused availability. Fees for letters of credit are generally 1 1/2% per annum based on the amount of letters of credit issued. The Financing Agreement provides for a combination of cash borrowings and the issuance of up to $20,000,000 in letters of credit. The Financing Agreement is collateralized by a first priority lien on generally all assets of the Company, as defined, excluding up to $10,000,000 for Point of Sale and M.I.S. equipment, which may be secured separately by that equipment. Loan availability is determined by an advance rate on eligible inventory as defined. The Financing Agreement includes certain restrictive covenants, some of which are computed quarterly (fixed charge coverage) with others computed annually (net worth, operating leases and capital expenditures). As of January 31, 1997, the Company had direct borrowings of $42,621,000 and letters of credit of $912,000 outstanding with additional credit available of approximately $14,302,000.

     As of January 31, 1997, the Company was in compliance with all terms of the amended Financing Agreement.

     Prior to the Company's Chapter 11 filing in November 1994, the Company had a credit agreement (Credit Agreement) for which Bank of America NT & SA acted as agent bank for a bank group ("bank group"). The Credit Agreement provided for maximum borrowings of $102,823,000 and had an interest rate of 11.0% as of January 31, 1996.

     As a result of the Company's Chapter 11 filing , all required repayments of principal on the notes payable under the Credit Agreement were suspended, except for certain principal repayments that were approved by the Bankruptcy Court and were required by the Company's Debtors-in-Possession financing agreement. Under such agreement, up to a total of $23,843,000 of permanent principal reductions were made based on a preapproved formula through January 31, 1996. Upon emergence from Chapter 11 protection the bank group received $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus approximately 257,000 shares of New Common Stock. In accordance with the Plan, on December 5, 1996, the Company paid $1,157,000 to satisfy a requirement to bring the aggregate market value of the approximately 257,000 shares up to $2,000,000. The bank group forgave debt of $9,578,000.

     During Chapter 11 proceedings the Company continued to accrue and pay interest at the contractual rate on these notes and had classified them as subject to compromise in the accompanying balance sheets (see Note 9).

     In March 1995, the Company entered into an agreement with Bank of America NT & SA, acting as agent bank, to provide Debtors-in-Possession financing (The "D.I.P. Financing Agreement") in the form of a $20,000,000 line of credit, including a provision for up to $10,000,000 in letters of credit, that expired on January 31, 1996. This agreement was collateralized by a first priority lien on generally all assets of the Company, as defined. There were no borrowings against this line as of January 31, 1996. On January 29, 1996, the D.I.P. Financing Agreement was amended and restated, requiring the closure of 86 stores with the proceeds therefrom to be used to permanently reduce the prepetition secured bank loan, the credit line was reduced to $17,300,000 and the term extended through April 30, 1996. This agreement was subsequently extended through June 28, 1996 and then through July 31, 1996, when it was replaced with a new Financing Agreement with CITBC.

                             HOUSE OF FABRICS, INC.

6.  REORGANIZATION COSTS

     Prior to emergence from bankruptcy, professional fees and expenditures directly related to the Chapter 11 filing were classified as reorganization costs and were expensed as incurred. There were no reorganization costs for the six months ended January 31, 1997.

     Reorganization costs consisted of the following at January 31, except as noted:

                                                            SIX MONTHS      YEAR ENDED JANUARY 31,
                                                               ENDED       ------------------------
                                                           JULY 31, 1996      1996          1995
                                                           -------------   -----------   ----------
Professional fees........................................   $ 4,631,000    $ 9,818,000   $3,416,000
Costs associated with store closures (Note 4)............                   30,646,000
Costs (income) associated with sale of facilities (Note
  13)....................................................    (3,191,000)     3,812,000
Other....................................................                      639,000
                                                            -----------    -----------   ----------
                                                            $ 1,440,000    $44,915,000   $3,416,000
                                                            ===========    ===========   ==========

7.  INCOME TAXES

     Income tax expense (benefit) consists of the following in thousands:

                                                     SIX MONTHS ENDED           YEAR ENDED JANUARY 31,
                                              ------------------------------    ----------------------
                                              JAN. 31, 1997    JULY 31, 1996     1996           1995
                                              -------------    -------------    ------        --------
Current:
  Federal...................................      $ --              $--         $  --         $(4,003)
  State.....................................        48               48          (165)            250
                                                  ----              ---         -----         -------
                                                    48               48          (165)         (3,753)
Deferred:
  Federal...................................       603                                          1,434
  State.....................................        31                                             (6)
                                                  ----              ---         -----         -------
                                                   634                                          1,428
                                                  ----              ---         -----         -------
Income tax expense (benefit)................      $682              $48         $(165)        $(2,325)
                                                  ====              ===         =====         =======

     A reconciliation to the statutory federal income tax rate is as follows:

                                                                               PREDECESSOR COMPANY
                                                        ------------------------------------------------------------------
                                   SUCCESSOR COMPANY      SIX MONTHS ENDED
                                    SIX MONTHS ENDED    --------------------
FOR THE FISCAL YEAR ENDED           JANUARY 31, 1997       JULY 31, 1996               1996                   1995
JANUARY 31, EXCEPT AS NOTED:       ------------------   --------------------   --------------------   --------------------
                                            EFFECTIVE              EFFECTIVE              EFFECTIVE              EFFECTIVE
                                   AMOUNT     RATE       AMOUNT      RATE       AMOUNT      RATE       AMOUNT      RATE
                                   ------   ---------   --------   ---------   --------   ---------   --------   ---------
Federal income taxes at the
  statutory rate.................   $546      34.0%     $(12,688)   (34.0)%    $(24,685)    (35.0)%   $(34,199)    (35.0)%
Increase in valuation
  allowance......................                         11,132      29.8%      21,391      30.3       28,355      29.0
Nondeductible reorganization
  costs..........................                          1,374       3.7%       3,061       4.4
State taxes, net of federal
  benefit........................     71       4.4%           48       0.1%        (107)     (0.1)         163       0.2
Amortization of intangibles......     65       4.0%          182       0.5%         375       0.5          375       0.4
Other............................     --        --            --        --         (200)     (0.3)       2,981       3.0
                                    ----      ----      --------    ------     --------     -----     --------     -----
Income tax exp (benefit).........   $682      42.4%     $     48       0.1%    $   (165)     (0.2)%   $ (2,325)     (2.4)%
                                    ====      ====      ========    ======     ========     =====     ========     =====

     The Company's taxable income for the six months ended January 31, 1997 was offset by a portion of the Company's taxable loss for the six months ended July 31, 1996. The Company's remaining taxable loss for the six months ended July 31, 1996 and the Company's net operating loss carryforwards from the years ended

                             HOUSE OF FABRICS, INC.

January 31, 1995 and 1996 were offset entirely by income from discharge of indebtedness that arose upon its emergence from Chapter 11 on July 31, 1996. In addition, the Company has carried back net operating losses of approximately $22,780,000 to prior years on amended returns. The Company has not received the refunds due with respect to these amended returns and they are currently being examined by the Internal Revenue Service. The net realizable balance of deferred income taxes at January 31, 1996 was determined based on the extent to which it could be offset by future reversals of deferred income tax liabilities. The Company did not recognize any additional deferred tax assets as part of adopting Fresh-Start accounting during the year ended January 31, 1997. As such, deferred tax assets at January 31, 1997 are fully offset by a valuation allowance.

     Deferred income tax assets and liabilities consist of the following at January 31:

                                                              1997            1996
                                                          ------------    ------------
Net operating loss carryback/carryforward...............  $  9,944,000    $ 35,933,000
Restructuring reserve...................................             0       8,381,000
Inventory reserve.......................................     2,409,000       1,241,000
Medical claims reserve..................................       354,000         596,000
Vacation pay reserve....................................       375,000         451,000
Rent reserve............................................       846,000         678,000
Other reserves..........................................       299,000       2,585,000
Other...................................................       124,000         219,000
Valuation allowance.....................................   (14,351,000)    (49,746,000)
                                                          ------------    ------------
Total deferred tax assets...............................  $          0    $    338,000
                                                          ============    ============
Depreciation and other property differences.............  $    516,000    $    279,000
Other...................................................       118,000          59,000
                                                          ------------    ------------
Total deferred tax liabilities..........................  $    634,000    $    338,000
                                                          ============    ============

     During the year ended January 31, 1997, the Company received $22,502,000 pursuant to carrybacks of certain net operating losses on claims for refund filed with the Internal Revenue Service on Forms 1139. The Company's claims for refund are currently being examined by the Internal Revenue Service. Although the Company believes that the positions taken on the claims for refund are supportable, it is uncertain at this time as to their ultimate resolution. Therefore, the Company has recorded reserves on its balance sheet as of January 31, 1997 equal to the refunds received. To the extent that the Internal Revenue Service disallows the claims for refund in whole or part and ultimately prevails with respect to the disallowance, the Company will be required to repay the Internal Revenue Service the refund attributable to the disallowance. As set forth in the Plan of Reorganization, a deficiency notice issued by the Internal Revenue Service requesting repayment of refund is allowed to be treated as a Priority Tax Claim, as defined in the Plan. Subject to exhaustion of the Company's right to contest, the claim would become payable in quarterly installments of principal and interest over six years. A future demand by the Internal Revenue Service for repayment would adversely impact the Company's liquidity.

                             HOUSE OF FABRICS, INC.

8.  NOTES PAYABLE AND LONG-TERM DEBT

     Long-term debt consists of the following at January 31:

                                                          1997        1996
                                                        --------    ---------
Note payable to bank..................................  $852,000    $ 861,000
Other notes payable...................................    79,000       80,000
                                                        --------    ---------
                                                         931,000      941,000
Less amounts contractually due within one year........   (28,000)    (861,000)
                                                        --------    ---------
Total long-term debt..................................  $903,000    $  80,000
                                                        ========    =========

     Note payable to bank is collateralized by certain real property and bears interest at prime plus .5% per annum (9.0% at January 31, 1996). With Bankruptcy Court approval, the Company continued to pay interest at the contractual rate on the note payable to bank during Chapter 11 proceedings. Such note was classified as subject to compromise in the accompanying January 31, 1996 balance sheet and was considered in default as a result of the Chapter 11 filing (see Note 9).

     In accordance with the Plan, the Note payable to bank was resolved through the replacement of the principal amount as of the Petition Date with a term note. The term note matures five years after the Effective Date, is payable in monthly installments amortized over 15 years and bears interest at the Treasury Constant Maturities Rate plus 4.5% per annum (11.2% at January 31, 1997).

9.  LIABILITIES SUBJECT TO COMPROMISE

     Liabilities subject to compromise consist of the following as of January 31, 1996:

Secured liabilities:
  Notes payable to banks (Note 5)...........................    $102,823,000
  Notes payable and long-term debt (Note 8).................         941,000
Unsecured liabilities:
  Accounts payable, trade...................................      71,309,000
  Other payables and accrued expenses.......................      15,400,000
  Other.....................................................         145,000
                                                                ------------
                                                                $190,618,000
                                                                ============

     In accordance with the Plan, these liabilities subject to compromise were resolved on the Effective Date, including forgiveness of debt by the bank group of $9,578,000.

10.  CAPITAL STOCK

  COMMON STOCK

     As of January 31, 1997, there are 7,000,000 shares of new common stock authorized at $.01 par value.

     As more fully described in Note 1, as part of the Plan, the Company has authority to issue approximately 5,136,000 shares of new common stock to satisfy certain obligations at July 31, 1996. All previously issued common stock was canceled. As of January 31, 1997, 4,201,034 shares had been issued in conjunction with the Plan, including 5,785 shares issued upon the exercise of Series A Warrants. Additionally, the Company issued 256,821 Series A warrants to purchase one share of stock for $3.02 per share. Exercise of a Series A warrant also entitles the buyer to Series B warrants which can be exercised at a later date for a different price. The Series A warrants expire April 29, 1997. Warrants not exercised have no further rights. At January 31, 1997, there were 251,036 Series A warrants outstanding.

                             HOUSE OF FABRICS, INC.

PREFERRED STOCK

     As of January 31, 1997, there are 1,000,000 shares of new preferred stock authorized at $.01 par value. There are no shares outstanding.

STOCK OPTION PLAN

     Since emergence from Chapter 11 reorganization on August 1, 1996, the Company has granted 601,736 new stock options (new options) to officers, directors, and key employees under two new option plans. All options previously granted under old plans have been canceled.

     The new option plans allow officers, directors, and employees to purchase shares of the Company's new common stock at fair market value on the date of grant. The options have a term of ten years and vest 25% after 18 months, an additional 50% after 24 months and the final 25% after 36 months. Stock option grants of 601,736 have been issued as of January 31, 1997 at an exercise price of $4.00. Total options available for future grant at January 31, 1997 are 66,139.

     Effective February 1, 1996, the Company adopted the disclosure-only option under SFAS 123, "Accounting for Stock-Based Compensation." The Company continues to apply the intrinsic value method in accordance with APB Opinion 25 for its stock plans. Accordingly, no compensation expense has been recognized for its stock option plans.

     Pro forma information regarding net income and earnings per share is required by SFAS 123, and has been calculated as if the Company had accounted for its stock plans under the fair value method of SFAS 123. The fair value of stock options was estimated at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 6.71%, a volatility factor for the Company's new common stock of 76%, a weighted average expected life of the option of 5 years, and no dividends during the expected term.

     For purposes of the pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma net income for the six months ended January 31, 1997 is $719,000 and $.14 per share. (Successor Company only).

     Changes in stock options for the six months ended January 31, 1997 (Successor Company) are as follows: Outstanding as of August 1, 1996: None; Granted at $4.00 per share: 601,736; Exercised: None; Canceled: None; Outstanding as of January 31, 1997: 601,736; Exerciseable as of January 31, 1997: None.

11.  COMMITMENTS AND CONTINGENCIES

     Operating Leases -- Total rental expense, including real estate taxes and insurance, for the six months ended January 31, 1997 and July 31, 1996 and for the years ended January 31, 1996 and 1995 was $13,972,000 and $14,531,000,
$39,290,000, AND $51,395,000, respectively. Contingent rentals based on sales are not significant. Most of the store leases require the Company to pay real estate taxes and certain other expenses, and some contain renewal options for various periods. Certain stores were closed as part of the Company's plan to exit Chapter 11. Lease termination costs for these stores were included in reorganization costs in the statement of operations, and the related liabilities were classified as subject to compromise in the accompanying balance sheet as of January 31, 1996.

     Minimum future rentals under noncancelable operating leases at January 31, 1997 are summarized as follows: 1998, $24,035,000; 1999, $23,259,000; 2000,
$21,397,000; 2001, $18,108,000; 2002, $14,085,000; 2003-2014, $30,330,000 for a
total of $131,214,000.

     Litigation -- The Company is involved in incidental litigation in the normal course of business. Management believes that the outcome of such litigation will not have a material adverse effect on the Company's financial position or results of operations.

                             HOUSE OF FABRICS, INC.

12.  EMPLOYEE BENEFIT PLANS

     The Company has a profit sharing and savings plan with a 401(k) feature that covers employees who have reached age 21 and completed one year of service. Employees may contribute up to a maximum of 16% of monthly earnings. The Company, subject to profitability, may match 1% for each year of employment up to a maximum of 6%. The Company also has a separate plan for highly compensated officers and employees. There were no expenses recognized under these plans for the years ended January 31, 1997, 1996 and 1995, respectively.

13.  SALE OF FACILITIES

     In December 1995, the Board of Directors approved a plan to sell the Company's distribution center in Mauldin, South Carolina and its corporate headquarters in Sherman Oaks, California. Accordingly, the book values of assets and liabilities of these facilities were included in the accompanying 1996 balance sheet as property held for sale and consist of net property, plant, and equipment of $9,965,000 offset by long term debt of $375,000 for a total of $9,590,000.

     The Sherman Oaks corporate headquarters was sold in July 1996 and the Mauldin, S. C. distribution facility was sold in November 1996. There were no properties held for sale as of January 31, 1997.

     For fiscal year 1996, in connection with the sale of these facilities, the Company recorded a provision of $3,812,000, comprised primarily of severance and plant closing costs ($1,464,000) and the write-off of obsolete management information systems ($2,348,000).

14.  QUARTERLY FINANCIAL DATA FOR THE YEARS ENDED JANUARY 31, 1997 AND 1996

                                                   PREDECESSOR COMPANY         SUCCESSOR COMPANY
                                                   --------------------    --------------------------
                      1997                         APRIL 30    JULY 31     OCTOBER 31     JANUARY 31
                      ----                         --------    --------    -----------    -----------
                                                                 (DOLLARS IN THOUSANDS)
                                                                      (UNAUDITED)
Sales............................................  $56,515     $54,840       $69,953        $73,371
Gross profit.....................................  $25,341     $24,014       $29,753        $29,971
Net Income (Loss)................................  $(5,971)    $63,593       $   520        $   405
Net Income per share.............................      N/A         N/A       $  0.10        $  0.08

                       1996                                    PREDECESSOR COMPANY
                       ----                         ------------------------------------------
                                                              (DOLLARS IN THOUSANDS)
                                                                   (UNAUDITED)
Sales.............................................  $73,759    $ 71,909    $92,307    $ 95,526
Gross profit......................................  $36,884    $ 30,853    $39,825    $ 33,176
Net loss..........................................  $(7,984)   $(11,039)   $(5,515)   $(45,829)
Net loss per share................................      N/A         N/A        N/A         N/A

---------------
(1) Includes a provision of $28,725,000 for the closure of 86 stores. See Note
    4.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HOUSE OF FABRICS, INC.

                                          By:       /s/ R. N. HANKIN
                                            ------------------------------------
                                                        R. N. Hankin
                                                   Chairman of the Board

April 30, 1997

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                SIGNATURE                                    CAPACITY
                ---------                                    --------
             /s/ R. N. HANKIN                 Chairman of the Board & Director          April 30, 1997
------------------------------------------
               R. N. Hankin

           /s/ DONALD L. RICHEY               President, Chief Executive Officer &      April 30, 1997
------------------------------------------      Director
             Donald L. Richey

           /s/ JOHN E. LABBETT                Executive Vice President -- Chief         April 30, 1997
------------------------------------------      Financial Officer & Director
             John E. Labbett

         /s/ CARL C. GREGORY, III             Director                                  April 30, 1997
------------------------------------------
           Carl C. Gregory, III

           /s/ H. MICHAEL HECHT               Director                                  April 30, 1997
------------------------------------------
             H. Michael Hecht

           /s/ MITCHELL G. LYNN               Director                                  April 30, 1997
------------------------------------------
             Mitchell G. Lynn

            /s/ ALISON L. MAY                 Director                                  April 30, 1997
------------------------------------------
              Alison L. May

                                                                         ANNEX B
================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 10-K/A

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   FOR THE FISCAL YEAR ENDED JANUARY 31, 1997

                                       OR

[ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

                         FOR THE TRANSITION PERIOD FROM
                          ------------------------ TO
                           ------------------------.

                         COMMISSION FILE NUMBER 1-7927
                            ------------------------

                             HOUSE OF FABRICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                      DELAWARE                                            95-3426136
          (STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
           INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

  13400 RIVERSIDE DRIVE, SHERMAN OAKS, CALIFORNIA                         91423-2598
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (818) 995-7000

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                                                    NAME OF EACH EXCHANGE
                TITLE OF EACH CLASS                                  ON WHICH REGISTERED
                -------------------                                 ---------------------
          NEW COMMON STOCK, $.01 PAR VALUE                           NASDAQ STOCK MARKET
                 SERIES A WARRANTS

        SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT  NONE

     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past ninety (90) days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy of information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

     STATE THE AGGREGATE MARKET VALUE OF THE VOTING STOCK HELD BY NON-AFFILIATES OF THE REGISTRANT, (Estimated solely for purpose of this cover page. Only market value of shares held by officers, directors and 5% stockholders have been excluded.)

                        $18,077,378 AS OF APRIL 21, 1997

               APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
                  PROCEEDINGS DURING THE PRECEDING FIVE YEARS.

     Indicate by check mark whether the Registrant has filed all documents and reports required to be filed by Sections 12, 13, or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes [X] No [ ]

     INDICATE THE NUMBER OF SHARES OUTSTANDING OF EACH OF THE REGISTRANT'S
          CLASSES OF COMMON STOCK, AS OF THE LATEST PRACTICABLE DATE.

 NEW COMMON STOCK, $.01 PAR VALUE; OUTSTANDING 5,215,718 SHARES AS OF APRIL 21,
                                      1997

                      DOCUMENTS INCORPORATED BY REFERENCE

     None.
================================================================================

                             HOUSE OF FABRICS, INC.

                                     INDEX


                                                                        PAGE NUMBER
                                                                         INCLUDED
                                                                          HEREIN
                                                                        -----------
          PART III
Item 10.  Directors and Executive Officers of the Registrant..........       1
Item 11.  Executive Compensation......................................       4
Item 12.  Security Ownership of Certain Beneficial Owners and
            Management................................................       6
Item 13.  Certain Relationships and Related Transactions..............       6
          Signatures..................................................       7

                                    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

                  CLASS I DIRECTORS WITH TERM EXPIRING IN 1997

                 NAME                    AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                 ----                    ---        --------------------------------------------
Carl C. Gregory, III...................  52    Managing Partner, American Western Partners since
                                               1996, and a director of the Company since August 1996.
                                                 From 1991 to 1996 he served as Chairman and Chief
                                                 Executive Officer of MIP Properties, Inc. He also
                                                 serves as the Chairman, Trust Company of the West
                                                 Real Estate Advisory Committee, and as Chairman and
                                                 Chief Executive Officer, West Capital Financial
                                                 Services, Inc.
John E. Labbett........................  46    Executive Vice President and Chief Financial Officer
                                               since October 1995 and a Director since August 1996.
                                                 Prior to that he was the Vice President/Chief
                                                 Financial Officer for the Petfood Giant, Inc. from
                                                 1994 to 1995. From 1987 to 1993 he was Executive
                                                 Vice President -- Chief Financial Officer for
                                                 Herman's Sporting Goods, Inc.
Mitchell G. Lynn.......................  48    President and Chief Executive Officer of Combined
                                               Resources International since 1994, and a director of
                                                 the Company since 1995. From 1993 to 1994, he was
                                                 Senior Executive Vice President and Director of
                                                 Price/Costco. From 1979 to 1993, he was with Price
                                                 Company in various executive positions, the most
                                                 recent of which was President and a Director.

                            CLASS II DIRECTORS WITH TERM EXPIRING IN 1998
Alison L. May..........................  47    Chief Operating Officer and Chief Financial Officer of
                                               Esprit de Corp. since January 1997 and a director of
                                                 the Company since August 1996. From 1991 to 1996 she
                                                 served in various executive positions at Patagonia,
                                                 Inc., the most recent of which was President.
Donald L. Richey.......................  53    President and Chief Executive Officer and a director
                                               of the Company since April 1997. From 1994 to 1995 he
                                                 was Executive Vice President and Chief Operating
                                                 Officer of Fabri-Centers of America, Inc., and from
                                                 1990 to 1994 he was President and Chief Operating
                                                 Officer of Cloth World, Inc.

                           CLASS III DIRECTORS WITH TERM EXPIRING IN 1999
R.N. Hankin............................  50    Founder, Senior Partner and Chief Executive Officer of
                                                 Hankin & Co. for more than five years. He has been a
                                                 director of the Company since 1995, and Chairman of
                                                 the Board since August 1996. He also serves on the
                                                 Board of Directors of Alpha Microsystems, Quidel
                                                 Corporation, Semitech Corporation and Sparta, Inc.
                                                 He also is a member of the U.C.L.A. Foundation Board
                                                 of Trustees.

                 NAME                    AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                 ----                    ---        --------------------------------------------
H. Michael Hecht.......................  57    President and Chief Executive Officer of Dickson
                                               Trading North America since 1994, and a director of
                                                 the Company since 1995. From 1992 to 1994 he was
                                                 President and Chief Executive Officer of Builder's
                                                 Emporium. Prior to that he served in a variety of
                                                 executive positions at Carter Hawley Hale Stores,
                                                 Inc., the most recent of which was as President and
                                                 a Director.

EXECUTIVE OFFICERS AND KEY EMPLOYEES OF REGISTRANT

                 NAME                    AGE                    POSITION AND OFFICE
                 ----                    ---                    -------------------
Donald L. Richey.......................  53    President and Chief Executive Officer and Director
                                               since April 1997. Prior to this he was the Executive
                                                 Vice President and Chief Operating Officer of
                                                 Fabri-Centers of America, Inc. from 1994 to 1995.
                                                 From 1990 to 1994, he was President and Chief
                                                 Operating Officer of Cloth World, Inc., which was
                                                 acquired by Fabri-Centers in 1994.
John E. Labbett........................  46    Executive Vice President and Chief Financial Officer
                                               since October 1995 and a Director since August 1996.
                                                 Prior to that he was the Vice President/Chief
                                                 Financial Officer for the Petfood Giant, Inc. from
                                                 1994 to 1995. From 1987 to 1993 he was Executive
                                                 Vice President -- Chief Financial Officer for
                                                 Herman's Sporting Goods, Inc.
William E. Rapp........................  56    Executive Vice President -- Merchandise and Buying
                                               since May 1995. General Merchandise Manager for
                                                 Northwest Fabrics from 1988 to 1995.
Michael E. Brown.......................  39    Executive Vice President -- Store Operations since
                                               September 1994. From June 1994 to September 1994 he
                                                 was Vice President -- Retail Sales; January 1993 to
                                                 May 1994, Regional Sales Manager; September, 1991 to
                                                 December 1992, District Sales Manager; August 1991
                                                 to November 1991, Store Manager.
James A. Salinas.......................  48    Executive Vice President since April 1997. From 1994
                                               to 1997, he was Director of Fabric Merchandising at
                                                 Michael's Stores Inc., and from 1992 to 1994 he was
                                                 Vice President -- Merchandising at Clothworld, Inc.
Carolyn Tackett........................  44    Executive Vice President since May 1997. From 1994 to
                                               1997, she was Director of Operations and Visual
                                                 Merchandising at Fabri-Centers of America, Inc. From
                                                 1992 to 1994, she was Director of Advertising and
                                                 Senior Merchandiser at Clothworld, Inc.
Marvin S. Maltzman.....................  60    Sr. Vice President -- Administration, Secretary and
                                               General Counsel since 1993; Vice President, Secretary
                                                 and General Counsel from 1980 to 1993, and a
                                                 Director from 1991 to 1996.
James C. Webb..........................  53    Sr. Vice President -- Real Estate since 1993. Prior to
                                               that he was Vice President -- Real Estate.
L. Jay Bowen...........................  50    Vice President -- Merchandise Support since September
                                               1994. Served the Company in Various Capacities since
                                                 1968, including Vice President-Notions.

                 NAME                    AGE                    POSITION AND OFFICE
                 ----                    ---                    -------------------
Mary A. Deaver.........................  32    Vice President -- Home Merchandise since September
                                               1994. From June 1994 to August 1994, she was a Craft
                                                 Merchandise Manager; from 1991 to 1994 she was a
                                                 Craft Buyer. Prior to 1991, she was a Buyer for
                                                 Michael's Stores Inc.
Lawrence R. Heavrin....................  51    Vice President -- Logistics since August 1996. He was
                                               a Consultant at Logistics Solutions from 1995 to 1996;
                                                 Manager, Transportation and Logistics at Toyota
                                                 Motor Sales from 1993 to 1995 and Director of
                                                 Logistics at Club Link from 1992 to 1993.
Gregory E. Lewis.......................  47    Controller since July 1996. He served as Assistant
                                               Controller from 1995 to 1996. He was Director of
                                                 Retail Accounting at The Vons Companies from 1988 to
                                                 1995.
Carlos Menendez........................  47    Chief Information Officer since August 1995. Prior to
                                               that, he was Director of MIS for Aaron Brothers from
                                                 1988 to 1995.

DISCLOSURE OF DELINQUENT FILERS, PURSUANT TO ITEM 405 OF REGULATION S-K

  Section 16(a)  Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers and directors and persons who own more than ten percent of the Company's common stock file initial reports of ownership of common stock and reports of changes of ownership with the Securities and Exchange Commission and the NASDAQ Stock Market.

     Executive officers, directors and stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of such copies and other records available to the Company, the Company believes that all of its officers, directors and persons who own more than ten percent of the Company's new common stock have complied with all filing requirements.

ITEM 11.  EXECUTIVE COMPENSATION

     The information in the Summary Compensation Table sets forth the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers at the end of the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                           ANNUAL COMPENSATION            COMPENSATION
                                                   -----------------------------------       AWARDS
                                        FISCAL                               OTHER        -------------
                                         YEAR                                ANNUAL        SECURITIES
                                        ENDED                             COMPENSATION     UNDERLYING
    NAME AND PRINCIPAL POSITION       JANUARY 31    SALARY    BONUS(1)       (3)(4)       STOCK OPTIONS
    ---------------------------       ----------   --------   --------    ------------    -------------
Gary L. Larkins, ...................     1997      $224,254   $ 74,400(2)          (5)       76,859
Vice-Chairman and                        1996      $224,254   $     --      $28,234                (10)
  Chief Executive Officer                1995      $224,254   $ 18,600(2)   $38,891                (10)
John E. Labbett, ...................     1997      $175,000   $ 25,000(7)          (5)       37,492
Executive Vice President --              1996      $ 43,749   $     --      $11,346                (10)
  Chief Financial Officer(6)             1995      $     --   $     --      $    --                (10)
Michael E. Brown, ..................     1997      $150,000   $108,400(2)          (5)       37,492
Executive Vice President --              1996      $131,250   $ 10,000(7)   $13,688                (10)
  Store Operations                       1995      $ 76,570   $ 17,600(2)   $10,990                (10)
William E. Rapp, ...................     1997      $150,000   $120,000(7)          (5)       37,492
Executive Vice President --              1996      $ 97,210   $ 60,000(9)   $32,111                (10)
  Buying(8)                              1995      $     --   $     --      $    --                (10)
Marvin S. Maltzman, ................     1997      $116,196   $ 69,600(2)          (5)       24,370
Senior Vice
  President -- Administration,           1996      $116,196         --      $22,116                (10)
Secretary and General Counsel            1995      $114,124   $ 17,400(2)   $14,990                (10)

---------------
 (1) There were no performance bonuses paid under the Company's incentive bonus program for any of the years shown.

 (2) The Board of Directors adopted a Special Bonus Plan ("Plan") effective during fiscal 1995. The Plan was designed to help retain executive officers and key employees ("Employees") of the Company during the period of its Chapter 11 bankruptcy reorganization. This Plan was designed to offer Employees the incentive and reward required to maintain their support, enthusiasm and loyalty through the restructuring process. The Plan provided for the payment of the bonus in three stages. The first payment was made upon adoption of the Plan with each participant receiving 20% of the total amount designated. The second payment of 20% was made upon the Company's having secured approval from the Bankruptcy Court to present a Plan of Reorganization. The final payment of 60% was made on July 31, 1996 upon confirmation of the Plan of Reorganization.

 (3) The Company adopted a Qualified Profit Sharing Plan (the "Qualified Plan") in 1970 which was amended to a 401(k) Plan in 1996. The 401(k) Plan is designed to encourage long range savings, to meet financial emergencies and retirement needs. The 401(k) Plan covers full-time employees, twenty-one years of age, who have been employed by the Company for at least twelve months. An employee may contribute up to a maximum of 16% of monthly earnings. The Company, subject to its profitability, may match 1% for each year of employment up to a maximum of 6%. In 1990, the Company adopted a Non-Qualified Profit Sharing Plan (the "Non Qualified Plan") for all highly compensated officers and employees ("HCG") of the Company since the HCG were no longer eligible to participate in the Qualified Plan. The Non-Qualified Plan is limited to the HCG. The Non-Qualified Plan was designed to offer the HCG the same benefits as afforded under the Qualified Plan.

 (4) Profit sharing contributions are earned in the prior year but paid in the following year. Because of the Company losses in the last three years, there were no Company matching contributions earned for the fiscal years ended January 31, 1997, 1996 and 1995. The amounts in the column include:
     (a) the Company's matching contributions to the Non-Qualified Plan earned in 1994 but paid in 1995, and

     (b) an amount for income tax reimbursement for earnings on the contributions made to each employee's account.

 (5) The aggregate value of the perquisites and other personal benefits received by each named executive in fiscal 1997 is not reflected because the amount was below the reporting threshold.

 (6) John E. Labbett was elected as an officer on October 16, 1995.

 (7) Minimum bonus payments guaranteed upon hiring.

 (8) William E. Rapp was elected as an officer on May 24, 1995.

 (9) Hiring bonus agreed to be paid to William E. Rapp.

(10) All options issued prior to emergence from Chapter 11 proceedings on July 31, 1996 have been cancelled.

                  CHANGE IN CONTROL AND CONSULTING AGREEMENTS

     In October 1995, the Board of Directors adopted a Change in Control Severance Agreement ("Agreement") that covers certain key and executive officers of the Company. The agreement provides for payment of 12 to 18 months of base salary based on the executive officers' classification in the event of a change in the control of the Company as defined in the Agreement. All of the executive officers named in the Summary Compensation Table are covered by the Agreement.

     On December 19, 1996, the Company entered into an agreement with Gary L. Larkins whereby Mr. Larkins resigned as President of the Company. He continued to serve the Company as Vice-Chairman and Chief Executive Officer until April 1, 1997 when a successor was appointed. Mr. Larkins serves as a consultant to the Company for 19 months at a monthly rate of $17,842.11, effective April 1, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                               ------------------------------------------------------      VALUE AT ASSUMED
                               NUMBER OF      PERCENTAGE                                ANNUAL RATES OF STOCK
                               SECURITIES      OF TOTAL                                 PRICE APPRECIATION FOR
                               UNDERLYING   OPTIONS GRANTED   EXERCISE                      OPTION TERM(1)
                                OPTIONS      TO EMPLOYEES       PRICE     EXPIRATION    ----------------------
                               GRANTED(#)   IN FISCAL YEAR    ($/SHARE)      DATE         5%($)       10%($)
                               ----------   ---------------   ---------   -----------   ---------    ---------
Gary L. Larkins..............    76,859          14.6%          $4.00     08/19/2006     500,781      797,410
Michael E. Brown.............    37,492           7.1%          $4.00     08/19/2006     244,282      388,978
John Labbett.................    37,492           7.1%          $4.00     08/19/2006     244,288      388,978
William E. Rapp..............    37,492           7.1%          $4.00     08/19/2006     244,282      388,978
Marvin S. Maltzman...........    24,370           4.6%          $4.00     08/19/2006     158,785      252,838

---------------
(1) Potential realizable value is disclosed in response to SEC rules which require such disclosure for illustration only. The values disclosed are not intended to be, and should not be, interpreted by stockholders as representations or projections of the future value of the Company's stock or of the stock price.

     Directors who are not employees of the Company are compensated for their services. The Chairman of the Board receives an annual retainer fee of $30,000 and each director receives an annual retainer fee of $15,000, plus a meeting fee of $1,000 per day for board or committee meeting attended. Directors who are employees of the Company do not receive any additional compensation for their services as a director. Non-employee directors were granted stock options on August 20, 1996 at an exercise price of $4.00 per share for a term of 10 years. The amount of the options granted are as follows: 18,746 to Messrs. Hankin, Hecht, and Lynn and 9,373 to Mr. Gregory and Ms. May.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth the number of common shares beneficially owned on February 28, 1997 by (i) owners of more than five percent of outstanding common stock, based solely on schedules 13D filed by such beneficial owners with the Securities and Exchange Commission; (ii) each Director or Nominee for Director, (iii) each of the Executive Officers named in the Summary Compensation Table at page 7; and (iv) all Directors, Nominees and Executive Officers as a group. All individuals listed in the table have sole voting and investment power over the shares reported as owned, except as otherwise stated.

                                                                 SHARES         OPTION
                                                              BENEFICIALLY      SHARES      PERCENTAGE
                                                                 OWNED,       EXERCISABLE       OF
                                                               EXCLUDING        WITHIN      OUTSTANDING
                            NAME                                OPTIONS         60 DAYS       SHARES
                            ----                              ------------    -----------   -----------
Rumpelstiltskin (USA).......................................    637,668(1)          0          12.5%
  c/o Goldsher & Goldsher
  640 N. LaSalle Street, Suite 300
  Chicago, IL. 60610
Gary L. Larkins.............................................         90           470              (2)
Michael E. Brown............................................          0             0
John E. Labbett.............................................          0             0
William E. Rapp.............................................          0             0
Marvin S. Maltzman..........................................         24            61              (2)
Carl C. Gregory, III........................................          0             0
R.N. Hankin.................................................          0             0
H. Michael Hecht............................................          0             0
Mitchell G. Lynn............................................          0             0
Alison L. May...............................................          0             0
All Directors, Nominees and Executive Officers as a group
  (17)......................................................        167           701              (2)

---------------
(1) Based upon Amendment No. 2 to Schedule 13D dated March 31, 1997, filed by Rumpelstiltskin (USA).

(2) Less than 1%.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HOUSE OF FABRICS, INC.

May 29, 1997                              By      /s/ DONALD L. RICHEY
                                            ------------------------------------
                                            Donald L. Richey
                                            President, Chief Executive Officer
                                              & Director

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                     SIGNATURE                                    CAPACITY
                     ---------                                    --------

               /s/ DONALD L. RICHEY                  President, Chief Executive Officer   May 29, 1997
---------------------------------------------------    & Director
                 Donald L. Richey

                /s/ JOHN E. LABBETT                  Executive Vice President -- Chief    May 29, 1997
---------------------------------------------------    Financial Officer & Director
                  John E. Labbett

                                                                         ANNEX C

HOUSE OF FABRICS, INC.

BALANCE SHEETS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                            JANUARY 31, 1998    JANUARY 31, 1997
                          ASSETS                            ----------------    ----------------
Current Assets:
     Cash.................................................      $    830            $    767
     Receivables, net.....................................         3,754               3,164
     Merchandise Inventories, net.........................        91,660             104,576
     Prepaid Expenses and Other Current Assets............         2,335               3,686
                                                                ========            ========
Total Current Assets......................................        98,579             112,193
Property
     Land.................................................           794               1,011
     Buildings............................................         1,394               1,473
     Furniture & Fixtures.................................        19,642              16,055
     Leasehold Improvements...............................         6,142               5,677
                                                                --------            --------
                                                                  27,972              24,216
     Less Accumulated Depreciation and Amortization.......        (7,343)             (2,442)
                                                                --------            --------
Property, net.............................................        20,629              21,774
Other Assets..............................................           486                 675
Reorganization Value in Excess of Amounts Allocated to Net
  Assets, net.............................................         2,853               3,188
                                                                --------            --------
                                                                $122,547            $137,830
                                                                ========            ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HOUSE OF FABRICS, INC.

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                            JANUARY 31, 1998    JANUARY 31, 1997
           LIABILITIES AND STOCKHOLDERS' EQUITY             ----------------    ----------------
Current Liabilities:
     Accounts payable.....................................      $ 14,151            $ 18,250
     Accrued liabilities..................................        13,181              12,505
     Bank loan............................................        42,884              42,621
     Current portion of long-term debt....................            28                  28
                                                                --------            --------
Total Current Liabilities.................................        70,244              73,404
Deferred income taxes.....................................           738                 634
Long-term liabilities.....................................        22,502              22,502
Long-term debt............................................           525                 903
Stockholders' Equity:
     Preferred stock, $.01 par value; authorized,
       1,000,000 shares; outstanding, none................            --                  --
     Common stock, $.01 par value; authorized, 7,000,000
       shares; issued and outstanding, 5,331,814 and
       4,201,034 shares, respectively.....................            53                  51
     Paid-in capital......................................        39,999              39,411
     Retained earnings (deficit)..........................       (11,514)                925
                                                                --------            --------
Total Stockholders' Equity................................        28,538              40,387
                                                                --------            --------
                                                                $122,547            $137,830
                                                                ========            ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HOUSE OF FABRICS, INC.

STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                     THREE MONTHS ENDED
                                                            ------------------------------------
                                                            JANUARY 31, 1998    JANUARY 31, 1997
                                                             SUCCESSOR CO.       SUCCESSOR CO.
                                                              (UNAUDITED)         (UNAUDITED)
                                                            ----------------    ----------------
Sales.....................................................      $ 68,394            $ 73,371
Expenses:
     Cost of Sales........................................        39,702              43,400
     Selling, General and Administrative..................        28,707              28,772
     Interest.............................................         1,471               1,093
                                                                --------            --------
Total Expenses............................................        69,880              73,265
                                                                --------            --------
Income (Loss) Before Income Taxes and Extraordinary
  Item....................................................        (1,486)                106
Gain on Sale of Assets....................................            --                (603)
                                                                --------            --------
Income (Loss) before Income Taxes.........................        (1,486)                709
Income Taxes..............................................           128                 304
                                                                ========            ========
Net Income (Loss).........................................      $ (1,614)           $    405
                                                                ========            ========
Net Income (Loss) per common share........................      $  (0.30)           $   0.08
                                                                ========            ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HOUSE OF FABRICS, INC.

STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                               TWELVE MONTHS
                                                   ENDED            SIX MONTHS          SIX MONTHS
                                              JANUARY 31, 1998        ENDED               ENDED
                                               SUCCESSOR CO.     JANUARY 31, 1997     JULY 31, 1996
                                                (UNAUDITED)       SUCCESSOR CO.      PREDECESSOR CO.
                                              ----------------   ----------------    ----------------
Sales.......................................      $234,200           $143,324            $111,355
Expenses:
  Cost of Sales.............................       133,013             83,600              62,000
  Selling, General and Administrative.......       107,603             56,308              53,952
  Interest..................................         5,823              2,412               4,911
                                                  --------           --------            --------
Total Expenses..............................       246,439            142,320             120,863
                                                  --------           --------            --------
Income (Loss) Before Income Taxes,
  Reorganization, and Extraordinary Item....       (12,239)             1,004              (9,508)
Reorganization Items:
  Fresh-Start adjustments (a)...............            --                 --              26,370
  Reorganization Costs......................            --                 --               1,440
Gain on Sale of Assets......................            --               (603)                 --
                                                  ========           ========            ========
Income (Loss) Before Income Taxes and
  Extraordinary Item........................       (12,239)             1,607             (37,318)
Income Taxes................................           200                682                  48
                                                  --------           --------            --------
Income (Loss) Before Extraordinary Item.....       (12,439)               925             (37,366)
Extraordinary Item:
Gain on Forgiveness of Debt (a).............            --                 --            (100,959)
                                                  --------           --------            --------
Net Income (Loss)...........................      $(12,439)          $    925            $ 63,593
                                                  ========           ========            ========
Net Income (Loss) per common share..........      $  (2.35)          $   0.18            $       (b)
                                                  ========           ========            ========

---------------

(a) These adjustments are the result of the adoption of Fresh-Start Reporting upon the emergence from Chapter 11 proceedings. All assets and liabilities were restated and the accumulated deficit of $74,589,000 was eliminated.

(b) The net income per common share and the weighted average number of common shares for the Predecessor Company have not been presented because, due to the Reorganization and Implementation of Fresh-Start Reporting, they are not comparable to the current period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HOUSE OF FABRICS, INC.

STATEMENTS OF CASH FLOWS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                     TWELVE MONTHS
                                                         ENDED            SIX MONTHS         SIX MONTHS
                                                    JANUARY 31, 1998        ENDED              ENDED
                                                     SUCCESSOR CO.     JANUARY 31, 1997    JULY 31, 1996
                                                      (UNAUDITED)       SUCCESSOR CO.     PREDECESSOR CO.
                                                    ----------------   ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss).................................      $(12,439)          $    925           $ 63,593
Adjustments to Reconcile Net Income (Loss) to Net
  Cash
Provided by (Used In) Operating Activities:
    Fresh-Start adjustments.......................            --                 --             26,370
    Extraordinary Item-Gain on Forgiveness of
      Debt........................................            --                 --           (100,959)
    Depreciation and Amortization.................         5,338              2,654              2,895
    Loss (Gain) on Disposal of Fixed Assets.......           121               (603)            (3,191)
    Deferred Income Taxes.........................           104                634                 --
Changes in Assets and Liabilities:
    Receivables...................................          (590)             1,177             15,246
    Merchandise Inventories.......................        12,916             (9,125)            12,287
    Prepaid Expenses and Other Assets.............         1,539              3,611             (1,008)
    Accounts Payable and Accrued Liabilities......        (3,464)            (4,510)            (4,719)
    Operating Payables subject to compromise under
      reorganization proceedings..................            --                 --                843
    Long Term Liabilities.........................            --                989             21,513
                                                        ========           ========           ========
         Total Adjustments........................        15,964             (5,173)           (30,723)
                                                        --------           --------           --------
    Net Cash Provided by (Used In) Operating
      Activities..................................         3,525             (4,248)            32,870
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital Expenditures..............................        (4,272)            (1,905)            (2,687)
Proceeds from Sale of Property....................           334              8,192              5,050
                                                        --------           --------           --------
    Net Cash Provided by (Used In) Investing
      Activities..................................        (3,938)             6,287              2,363
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments Under Line of Credit Agreements, net...            --                 --            (45,945)
Borrowings (Repayments) Under Revolving Line,
  net.............................................           264             (4,679)                --
Settlement of Administrative and Priority Claims,
  net.............................................            --             (2,144)                --
Repayment of Long-Term Debt.......................          (378)              (387)                --
Exercise of Warrants..............................           590                 16                 --
                                                        ========           ========           ========
    Net Cash Provided by (Used in) Financing
      Activities..................................           476             (7,194)           (45,945)
                                                        --------           --------           --------
NET INCREASE (DECREASE) IN CASH...................            63             (5,155)           (10,712)
CASH AT BEGINNING OF PERIOD.......................           767              5,922             16,634
                                                        ========           ========           ========
CASH AT END OF PERIOD.............................      $    830           $    767           $  5,922
                                                        ========           ========           ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest Paid.....................................      $  4,922           $  2,462           $  4,933
Income Taxes Paid (Refunded)......................      $     10           $ (1,338)          $(21,285)

---------------

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: During the six months ended July 31, 1996, loss on disposal of property charged to accrued reserves amounted to $5,222.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

HOUSE OF FABRICS, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1: MERGER OF THE COMPANY WITH FABRI-CENTERS OF AMERICA, INC. (SUBSEQUENT TO JANUARY 31, 1998)

On February 2, 1998, the Company and Fabri-Centers of America, Inc. (FCA) announced a definitive agreement for FCA to acquire the Company. FCA Acquisition Corporation, a wholly owned subsidiary of FCA, commenced a cash tender offer to acquire all of the outstanding shares of the Company for $4.25 per share, that closed on March 6, 1998. The Board of Directors of the Company had unanimously approved the tender offer and the merger and recommended that shareholders tender their shares.

On March 9, 1998, FCA acquired 77.2% of the outstanding shares of the Company and the Company became an indirect majority owned subsidiary of FCA. As a result of the consummation of the tender, all non-vested stock options granted under the Company's plans are vested and exercisable. A special meeting of the Company's shareholders will be convened as soon as practicable for the purpose of approving the merger. FCA will vote all of the shares acquired by it in the tender offer in favor of the merger, which will be sufficient to approve the merger under applicable law. The remaining outstanding shares of the Company will be converted into the right to receive $4.25 in cash and the Company will become a wholly owned subsidiary of FCA. Immediately following shareholder approval of the merger, FCA intends to delist the common shares of the Company from the NASDAQ exchange and deregister the Company with the Securities and Exchange Commission.

On March 10, 1998, five of the seven members of the Board of Directors of the Company resigned as directors and five persons designated by FCA were subsequently elected to serve as directors of the Company. All five new directors designated by FCA are officers of FCA. On that same day, the Board of Directors elected Alan Rosskamm as Chief Executive Officer. Mr. Rosskamm is the Chairman of the Board, President and Chief Executive Officer of FCA.

On March 10, 1998, FCA announced its plan to close the Company's Sherman Oaks, California corporate office and move the function to its headquarters in Hudson, Ohio. The closing date of the Sherman Oaks office has not been determined; however, it is expected to occur during the Summer of 1998.

On March 12, 1998, the entire amount borrowed by the Company under its Financing Agreement was repaid through the use of funds advanced by FCA. Until the merger with FCA is completed, the cash requirements of the Company will be provided by FCA.

The impact, if any, of the change in management on the carrying values of the net assets of the Company has not been determined.

NOTE 2: REORGANIZATION AND BASIS OF REPORTING

House of Fabrics, Inc. (the "Company") is one of the largest home sewing/craft retailers in the United States, operating 261 stores in 27 states as of January 31, 1998. The Company's stores are located throughout the United States and operate under the names "House of Fabrics," "So-Fro Fabrics," "Fabricland" or "Fabric King." The Company operates most of its stores in leased premises principally in neighborhood shopping centers or stand-alone locations.

On November 2, 1994 (the "Petition Date"), the Company and four (4) of its then existing subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization (the "Plan") of the Company and its subsidiaries. On July 31, 1996, all conditions required for the effectiveness of the Plan were met and the Plan became effective ("Effective Date").

Under the Plan, the Company has issued approximately 5,332,000 shares of newly reorganized House of Fabrics, Inc. common stock (the "New Common Stock") including shares issuable upon resolution of claims. The secured bank group received $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus approximately 257,000 shares (or 5%) of the New Common Stock and an additional $1,157,000 to satisfy a requirement to bring the aggregate market value of the approximately 257,000 shares up to $2,000,000. Generally, defaults under other secured obligations were cured and the maturities reinstated or converted to longer term obligations at market rates of interest. Reclamation claims received 25% in cash shortly after the effective date of the Plan and received the balance in installments. Holders of general unsecured claims that were not covered by insurance received a pro-rata distribution of approximately 4,776,000 shares (or 93%) of the New Common Stock. Holders of existing House of Fabrics, Inc., common stock received a pro-rata distribution of approximately 103,000 shares (or 2%) of the New Common Stock (subject to dilution) plus warrants to purchase additional shares of the New Common Stock. A total of 188,079 Series A Warrants were exercised by the deadline of April 29, 1997, out of 257,381 issued. Each warrant exercised was converted to one share of New Common Stock for a price of $3.02 per share and entitles the holder to a Series B Warrant which may be exercised at a later date for a different price. Warrants not exercised have no further rights.

On July 31, 1996, and effective August 1, 1996, the Company restructured its corporate organization by merging Fabricland, Inc., So-Fro Fabrics, Inc., House of Fabrics of South Carolina, Inc., and Metrolina Express, Inc. into House of Fabrics, Inc

The reorganization value of the Company's common equity of $39,446,000 was determined after consideration of several factors and by reliance on independent financial specialists using various valuation methods, including discounted projected cash flows, price/earnings ratios, and other applicable ratios and economic and industry information relevant to the operations of the Company. The reorganization value of the Company has been allocated to specific asset categories pursuant to Fresh-Start Reporting. Reorganization Value in Excess of Amounts Allocated to Net Assets reflects the difference in the Company's stock valuation and the Company's net assets.

Upon emergence from its Chapter 11 proceedings, the Company (referred to as "Successor Company" when compared to periods prior to August 1, 1996) adopted the provisions of Statement of Position No. 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("Fresh-Start Reporting") as promulgated by the American Institute of Certified Public Accountants. Accordingly, all assets and liabilities have been restated to reflect their reorganization value, which approximates their fair value at the Effective Date. The adjustment to eliminate the accumulated deficit totaled $74,589,000 of which $100,959,000 was forgiveness of debt reduced by $26,370,000 of Fresh-Start adjustments. The capital structure was recast in conformity with the Plan, and as such, the Company has recorded the effects of the Plan and Fresh-Start Reporting as of August 1, 1996. The results of operations and cash flows for the six months ended July 31, 1996 include operations prior to the Company's emergence from Chapter 11 proceedings (referred to as "Predecessor Company") and prior to the effects of Fresh-Start Reporting. The results of operations and cash flows for the six months ended January 31, 1997 and twelve months ended January 31, 1998 are for operations subsequent to the Company's emergence from Chapter 11 proceedings and reflect the on-going effects of Fresh-Start Reporting. As a result, the net loss for the twelve month period ended January 31, 1998 is not comparable with the prior period.

The financial statements included herein do not include all the information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles, although the Company believes that disclosures are adequate to make the information not misleading. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation for the interim periods have been included in the financial statements.

NOTE 3: EARNINGS PER SHARE

In the fourth quarter of fiscal year 1998, the Company adopted Statement of Financial Accounting Standards No. 128 "Earnings per Share" (SFAS 128). SFAS 128 revised the calculation methods and disclosures regarding earnings per common share. Basic earnings per common share were computed by dividing net income by the weighted average number of shares outstanding during the year. Diluted earnings per share include the effect of assumed exercise of Series A Stock Warrants and dilutive stock options. The following table presents information necessary to calculate basic and diluted earnings per common share for the fiscal periods presented (in thousands of dollars except for share and per share data):

                                              TWELVE
                                              MONTHS       SIX MONTHS    THREE MONTHS   THREE MONTHS
                                              ENDED          ENDED          ENDED          ENDED
                                           JANUARY 31,    JANUARY 31,    JANUARY 31,    JANUARY 31,
              FISCAL PERIOD                    1998           1997           1998           1997
-----------------------------------------  ------------   ------------   ------------   ------------
BASIC EARNINGS PER COMMON SHARE:
Net income (loss)........................   $  (12,439)    $      925     $   (1,614)    $      405
Weighted average shares outstanding......    5,298,565      5,136,415      5,331,830      5,136,415
Net income (loss) per share..............   $    (2.35)    $     0.18     $    (0.30)    $     0.08
                                            ==========     ==========     ==========     ==========
DILUTED EARNINGS PER COMMON SHARE:
Net income (loss)........................   $  (12,439)    $      925     $   (1,614)    $      405
Weighted average shares outstanding......    5,298,565      5,136,415      5,331,830      5,136,415
Incremental shares from assumed exercise
  stock warrants.........................           --         45,123             --         42,048
Incremental shares from assumed exercise
  of stock options.......................        1,086             --          4,345             --
                                            ----------     ----------     ----------     ----------
                                             5,299,651      5,181,538      5,336,175      5,178,463
                                            ==========     ==========     ==========     ==========
Net income (loss) per share..............   $    (2.35)    $     0.18     $    (0.30)    $     0.08
                                            ==========     ==========     ==========     ==========

The adoption of SFAS 128 had no effect on the Successor Company's previously reported earnings per common share. Earnings per share have not been presented for the Predecessor Company as the results are not comparable to the Successor Company's earnings per share.

On January 31, 1998, 5,331,830 shares of common stock were issued and outstanding, including 188,079 issued upon the exercise of the Series A Warrants.

NOTE 4: FINANCING

At July 31, 1996, the Company entered into a Financing Agreement with CIT Group/Business Credit, Inc. ("CITBC"), to provide a $65,000,000 line of credit, as amended, having a term of 3 years, with automatic annual renewals unless 90 days written notice is provided prior to the anniversary date of the agreement. Cash borrowings bear interest at prime (based on the Chase Manhattan Bank Rate) plus 1% or Libor plus 3 1/4% and a commitment fee of .5% per annum on unused availability. Fees for letters of credit are generally 1 1/2% per annum based on the amount of letters of credit issued. The Financing Agreement provides for a combination of cash borrowings and the issuance of up to $20,000,000 in letters of credit. The Financing Agreement is collateralized by a first priority lien on generally all assets of the Company, as defined, excluding up to $10,000,000 for Point of Sale equipment which may be secured by the purchased Point of Sale equipment. Loan availability is determined by an advance rate on eligible inventory as defined. The Financing Agreement includes certain restrictive covenants, which have been amended, including net worth, a fixed charge covenant which is computed quarterly, and others which are computed annually (operating leases, and capital expenditures). As of January 31, 1998, the Company had direct borrowings of $42,884,000 and letters of credit of $635,000 outstanding, with additional credit available of approximately $6,985,000.

The Company has been current on all required payments under the Financing Agreement and its long term leases during the fiscal year ended January 31, 1998. On March 12, 1998, the borrowings under the Financing Agreement were repaid through the use of funds advanced by Fabri-Centers of America, its parent company.

In March 1995, the Company entered into, with Bankruptcy Court approval, an agreement with Bank of America NT & SA, acting as agent bank, to provide Debtors-in-Possession financing in the form of a $20,000,000 line of credit (The "D.I.P. Financing") that expired on January 31, 1996 and was extended through April 30, 1996, with Bankruptcy Court approval. On May 1, 1996, the amended and restated D.I.P.

Financing agreement was reduced to $17,300,000 and extended through June 28, 1996, and subsequently through July 31, 1996, when the Company retired the D.I.P. Financing agreement and replaced it with a new Financing Agreement with CITBC as explained above.

NOTE 5: REORGANIZATION COSTS

Prior to emergence from bankruptcy, professional fees and expenditures directly related to the Chapter 11 filing were classified as reorganization costs and expensed as incurred. There were no reorganization costs for the twelve months ended January 31, 1998, as the Company emerged from bankruptcy on August 1, 1996. Reorganization costs with respect to the six months ended July 31, 1996 consisted primarily of professional fees and lease termination expenses offset by the gain on the sale of the Sherman Oaks, California office building.

NOTE 6: STOCK OPTIONS

During the twelve months ended January 31, 1998, the Company granted 352,000 stock options to newly employed officers. Also during the period 244,370 options were canceled. The options have a term of ten years and vest 33 1/3% after 12 months, an additional 33 1/3% after 24 months, and the final 33 1/3% after 36 months. The exercise prices range from $1.75 to $3.6875 with various grant dates. In addition, the Company granted 50,000 stock options to F.M. Roberts & Company, a financial advisor to the Company, which are immediately exercisable at a price of $2.34 per share with a term of five years.

NOTE 7: INCOME TAXES

During the year ended January 31, 1997, the Company received $22,502,000 pursuant to carrybacks of certain net operating losses on claims for refund filed with the Internal Revenue Service on Forms 1139. The Company's claims for refund are currently being examined by the Internal Revenue Service. Although the Company believes that the positions taken on the claims for refund are supportable, it is uncertain at this time as to their ultimate resolution. Therefore, the Company has recorded reserves on its balance sheet as of January 31, 1997 equal to the refunds received. To the extent that the Internal Revenue Service disallows the claims for refund in whole or part and ultimately prevails with respect to the disallowance, the Company will be required to repay the Internal Revenue Service the refund attributable to the disallowance. As set forth in the Plan of Reorganization, a deficiency notice issued by the Internal Revenue Service requesting repayment of the refund is allowed to be treated as a Priority Tax Claim, as defined in the Plan. Subject to exhaustion of the Company's right to contest, the claim would become payable in quarterly installments of principal and interest over six years. A future demand by the Internal Revenue Service for repayment would adversely impact the Company's liquidity.

NOTE 8: NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the Financial Accounting Standards Board ("FASB") issued SFAS 130 "Reporting on Comprehensive Income." This statement would become effective for the Company in the first quarter of fiscal year 1999. As the Company currently has no items that qualify as comprehensive income under the definitions of SFAS 130, the statement will not effect the presentation of previously reported results and is not expected to impact future financial reporting.

In June 1997, the FASB issued SFAS 131, "Disclosure about Segments of an Enterprise and Related Information." This statement would become effective for the Company in the fourth quarter of fiscal year 1999. The provisions of the statement require disclosure of results for each type of operating segment, product or service and geographic area. Under the definitions of SFAS 131, the Company's operations would be aggregated into one segment, and all of the Company's locations are in the United States. Therefore, the extent of the impact of this statement on the Company will be a disclosure of the sales by product type.

The American Institute of Certified Public Accountants issued its Statement of Position 98-1 "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" effective for fiscal years beginning after December 15, 1998. The statement requires companies to capitalize payroll and other internal costs as well as any external costs related to software development. The impact on the Company's financial statements of implementing SOP 98-1 is not material.

HOUSE OF FABRICS, INC.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------------------------------------------------------------------------------

The Company is one of the largest home sewing/craft retailers in the United States, operating 261 stores in 27 states as of January 31, 1998. The following discussion explains material changes in the results of operations for the fourth quarter of fiscal years 1998 and 1997 and significant developments affecting financial condition since the end of fiscal 1998.

ACQUISITION OF THE COMPANY

On February 2, 1998, the Company and Fabri-Centers of America, Inc. (FCA) announced a definitive agreement for FCA to acquire the Company. FCA Acquisition Corporation, a wholly owned subsidiary of FCA, commenced a cash tender offer to acquire all of the outstanding shares of the Company for $4.25 per share, that closed on March 6, 1998. The Board of Directors of the Company had unanimously approved the tender offer and the merger and recommended that shareholders tender their shares.

On March 9, 1998, FCA acquired 77.2% of the outstanding shares of the Company and the Company became an indirect majority owned subsidiary of FCA. As a result of the consummation of the tender, all non-vested stock options granted under the Company's plans are vested and exercisable. A special meeting of the Company's shareholders will be convened as soon as practicable for the purpose of approving the merger. FCA will vote all of the shares acquired by it in the tender offer in favor of the merger, which will be sufficient to approve the merger under applicable law. The remaining outstanding shares of the Company will be converted into the right to receive $4.25 in cash and the Company will become a wholly owned subsidiary of FCA. Immediately following shareholder approval of the merger, FCA intends to delist the common shares of the Company from the NASDAQ exchange and deregister the Company with the Securities and Exchange Commission.

On March 10, 1998, five of the seven members of the Board of Directors of the Company resigned as directors and five persons designated by FCA were subsequently elected to serve as directors of the Company. All five new directors designated by FCA are officers of FCA. On that same day, the Board of Directors elected Alan Rosskamm as Chief Executive Officer. Mr. Rosskamm is the Chairman of the Board, President and Chief Executive Officer of FCA.

On March 10, 1998, FCA announced its plan to close the Company's Sherman Oaks, California corporate office and move the function to its headquarters in Hudson, Ohio. The closing date of the Sherman Oaks office has not been determined; however, it is expected to occur during the Summer of 1998.

On March 12, 1998, the entire amount borrowed by the Company under its Financing Agreement was repaid through the use of funds advanced by FCA. Until the merger with FCA is completed, the cash requirements of the Company will be provided by FCA.

The impact, if any, of the change in management on the carrying values of the net assets of the Company has not been determined.

CHAPTER 11 REORGANIZATION

On November 2, 1994 (the "Petition Date"), the Company and four (4) of its former subsidiaries filed separate voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"). On July 10, 1996, the Bankruptcy Court confirmed the Third Amended Joint Plan of Reorganization, (the "Plan"), of the Company and its subsidiaries. On July 31, 1996, all conditions required for the effectiveness of the Plan were achieved, and the Plan became effective (the "Effective Date").

Under the Plan, the Company has issued approximately 5,332,000 shares of newly reorganized House of Fabrics, Inc. common stock (the "New Common Stock") including shares issued upon resolution of claims. The secured bank group received $76,500,000 (discounted based on debt outstanding as of May 1, 1996) plus approximately 257,000 shares (or 5%) of the New Common Stock and an additional $1,157,000 to satisfy a requirement to bring the aggregate market value of the approximately 257,000 shares up to $2,000,000. Generally, defaults under other secured obligations were cured and the maturities reinstated or converted to longer term obligations at market rates of interest. Reclamation claims received 25% in cash shortly after the effective date of the Plan and received the balance in installments. Holders of general unsecured claims that were not covered by insurance received a pro-rata distribution of approximately 4,776,000 shares (or 93%) of the New Common Stock. Holders of existing House of Fabrics, Inc., common stock received a pro-rata distribution of approximately 103,000 shares (or 2%) of the New Common Stock (subject to dilution) plus warrants to purchase additional shares of the New Common Stock. A total of 188,079 Series A Warrants were exercised by the deadline of April 29, 1997 out of 257,381 issued. Each warrant exercised was converted to one share of New Common Stock for a price of $3.02 per share and entitles the holder to a Series B Warrant which may be exercised at a later date for a different price. Warrants not exercised have no further rights.

On July 31, 1996, and effective August 1, 1996, the Company restructured its corporate organization by merging Fabricland, Inc., So-Fro Fabrics, Inc., House of Fabrics of South Carolina, Inc., and Metrolina Express, Inc. into House of Fabrics, Inc.

STORE OPENINGS AND CLOSURES:

The Company opened 1 store during the twelve month period for fiscal 1998 and none for fiscal 1997. One store was closed during the twelve month period ended January 31, 1998 compared to 8 stores which were closed for the period ended January 31, 1997.

RESULTS OF OPERATIONS

                               THREE MONTHS ENDED

Sales for the quarter ended January 31, 1998 decreased 6.8% to $68,394,000 from $73,371,000 for the comparable quarter. Of the $4,977,000 sales decrease, $971,000 was primarily due to the closing of underperforming stores. Store for store sales decreased by 5.6%. This decrease stems from the Company's move away from deep store-wide discounting towards selective category and item merchandising and value pricing as part of the realignment of its product mix.

Gross profit as a percentage of sales increased to 42.0% for the quarter ended January 31, 1998 from 40.8% for the quarter ended January 31, 1997. The increase is primarily due to the continuing reduction in emphasis on storewide markdowns and more focus on selective promotion of certain product categories and clearance items.

Selling, general and administrative expenses as a percent of sales increased to 42.0% for the quarter ended January 31, 1998 from 39.2% for the quarter ended January 31, 1997. As a continuation of improved cost controls, including additional reductions in head count and other expenses, the Company achieved a decrease of $65,000 in expenses from the prior year; however, expenses as a percent of sales increased due to lower sales volume.

Interest expense for the quarter ended January 31, 1998 increased by $378,000 from $1,093,000 for the quarter ended January 31, 1997, to $1,471,000. The decrease in interest expense attributable to a lower average interest rate in fiscal 1998 as compared to fiscal 1997 was more than offset by the amortization of fees paid to CITBC related to prior amendments to the Financing Agreement.

RESULTS OF OPERATIONS

                              TWELVE MONTHS ENDED

Although the adoption of Fresh-Start Reporting significantly affected comparability, certain Pre- and Post-reorganization period income and expense items remain comparable and are addressed in the following analysis of results of operations for the twelve months ended January 31, 1998.

Sales for the twelve months ended January 31, 1998 decreased 8.0% to $234,200,000 for the Successor Company from $254,679,000 for the combined Successor (6 months) and Predecessor (6 months) Companies for the previous year. Of the $20,479,000 sales decrease, $4,742,000 was due primarily to the closing of underperforming stores. Store for store sales decreased by 6.3%. This decrease stems from the Company's move away from deep store-wide discounting with more focus towards category and item merchandising and value pricing.

Gross profit as a percentage of sales increased to 43.2% for the twelve months ended January 31, 1998 from 42.8% for the comparable period ended January 31, 1997. The increase is primarily due to less store-wide discounting and more focus on merchandising in certain product categories and clearance items.

Selling, general and administrative expenses as a percent of sales increased to 45.9% for the twelve months ended January 31, 1998 from 43.3% for the twelve months ended January 31, 1997. The continuing effect of improved cost controls, including reduced head count and expense reductions, has achieved a decrease of $2,657,000 in expenses from the prior year, however, expenses as a percent of sales increased due to lower sales volume.

Interest expense for the twelve months ended January 31, 1998 decreased by $1,500,000 from $7,323,000 for the twelve months ended January 31, 1997, to $5,823,000, primarily as a result of a decrease in the Company's average loan balance and a decrease in the Company's average effective borrowing rate. This decrease was partially offset by fees paid to CITBC for amendments to the Financing Agreement during fiscal 1998.

There were no reorganization costs for the twelve months ended January 31, 1998, as the Company had emerged from Chapter 11 bankruptcy protection effective August 1, 1996. While still in the bankruptcy process in the prior comparable period, there were reorganization costs of $1,440,000, which were primarily for professional fees and lease termination costs partially offset by the gain on the sale of the Sherman Oaks, California office building. In addition, for the six months ended July 31, 1996, there were adjustments due to Fresh-Start Reporting of $26,370,000 related to the emergence from Chapter 11 proceedings.

An extraordinary item resulting in a gain of $100,959,000 was recognized for the six months ended July 31, 1997. This was a gain due to the forgiveness of debt upon emergence from Chapter 11 proceedings.

LIQUIDITY AND CAPITAL RESOURCES

Upon emergence from Chapter 11 bankruptcy proceedings in August 1996, the DIP Financing Agreement with Bank of America was paid off (see following). In addition, new common stock was issued, pre-petition bank group debt was settled and settlement of all other pre-petition claims was commenced.

To replace the DIP Financing agreement and provide for longer term financing as of July 31, 1996, the Company entered into a Financing Agreement with CIT Group/Business Credit, Inc. ("CITBC"), to provide a $65,000,000 line of credit, as amended, having a term of 3 years, with automatic annual renewals unless 90 days written notice is provided prior to the anniversary date of the agreement. Cash borrowings bear interest at prime (based on the Chase Manhattan Bank Rate) plus 1% or Libor plus 3 1/4% and a commitment fee of .5% per annum on unused availability. Fees for letters of credit are generally 1 1/2% per annum based on the amount of letters of credit issued. The Financing Agreement provides for a combination of cash borrowings and the issuance of up to $20,000,000 in letters of credit. The Financing Agreement is collateralized by a first priority lien on generally all assets of the Company, as defined, excluding up to $10,000,000 for Point of Sale equipment which may be secured by the purchased Point of Sale equipment. Loan availability is determined by an advance rate on eligible inventory as defined. The Financing Agreement includes certain restrictive covenants, which have been amended, including maintenance of minimum net worth, a fixed charge covenant which is computed quarterly, and others which are computed annually (operating leases and capital expenditures). As of January 31, 1998, the Company had direct borrowings of $42,884,000 and letters of credit of $635,000 outstanding with additional credit available of approximately $6,985,000.

On March 12, 1998, the entire amount borrowed by the Company under the Financing Agreement was repaid through the use of funds advanced by FCA. Until the merger with FCA is completed, the financing requirements of the Company will be provided by FCA. Upon completion of the merger, the Company will become a wholly owned subsidiary of FCA.

In March 1995, the Company entered into, with Bankruptcy Court approval, an agreement with Bank of America NT & SA, acting as agent bank, to provide Debtors-in-Possession financing in the form of a $20,000,000 line of credit (The "D.I.P. Financing") that expired on January 31, 1996 and was extended through April 30, 1996, with Bankruptcy Court approval. On May 1, 1996, the amended and restated D.I.P. Financing agreement was reduced to $17,300,000 and extended through June 28, 1996 and subsequently through July 31, 1996 when the Company retired the D.I.P. Financing agreement and replaced it with a new Financing Agreement with CITBC as explained above.

One new store was opened during the twelve months ended January 31, 1998 compared to none for the same period of 1997. Capital expenditures were $4,272,000 for the twelve months ended January 31, 1998 compared to $4,592,000 for the prior comparable period and were primarily for POS systems in the stores and other MIS equipment.

The Company's working capital was approximately $28,335,000 as of January 31, 1998, and its current ratio was approximately 1.4 to 1.

Net cash provided by operating activities was approximately $3,525,000 for the twelve months ended January 31, 1998. The increase in cash was primarily attributable to the reduction in inventories and prepaid expenses partially offset by lower accounts payable and accrued expenses and the year to date loss net of depreciation.

Net cash provided by financing activities was approximately $476,000 for the twelve months ended January 31, 1998. The increase in cash was primarily attributable to the exercise of Series A Warrants.

YEAR 2000 ISSUE

The Company has completed a review of all systems to assess the impact of potential Year 2000 problems. As a result of the merger with FCA, the Company has not determined the future plans for its computer systems, including estimating the cost to resolve Year 2000 issues.

STATEMENT REGARDING FORWARD LOOKING DISCLOSURE

The preceding Management's Discussion and Analysis contains various "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. The Company cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward looking statements, including without limitation, those associated with the ability of Company to reduce the current expense levels and increase the sales volumes. In addition, these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward looking statements, including without limitation, decline in demand for the merchandise offered by the Company, the ability of the Company to obtain adequate merchandise supply and hire and train employees, management's ability to manage the Company's return to profitability and the effect of economic conditions.

The foregoing discussion is designed to comply with interim reporting standards and should be read in conjunction with the more detailed discussion in the Company's 1997 Annual Report.

                                                                         ANNEX D

                          AGREEMENT AND PLAN OF MERGER

                                  DATED AS OF

                                FEBRUARY 1, 1998

                                     AMONG

                         FABRI-CENTERS OF AMERICA, INC.

                          FCA ACQUISITION CORPORATION,

                                      AND

                             HOUSE OF FABRICS, INC.

                               TABLE OF CONTENTS

ARTICLE I         THE TENDER OFFER AND MERGER.................................  1
SECTION 1.01.     Tender Offer................................................  1
SECTION 1.02.     The Merger..................................................  3
SECTION 1.03.     Conversion of Shares........................................  3
SECTION 1.04.     Surrender and Payment.......................................  4
SECTION 1.05.     Company Options; Series B Warrants..........................  5
SECTION 1.06.     Shares of Dissenting Stockholders...........................  5

ARTICLE II        THE SURVIVING CORPORATION; THE PARENT DIRECTORS.............  6
SECTION 2.01.     Certificate of Incorporation................................  6
SECTION 2.02.     Bylaws......................................................  6
SECTION 2.03.     Directors and Officers......................................  6

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............  6
SECTION 3.01.     Corporate Existence and Power...............................  6
SECTION 3.02.     Corporate Authorization.....................................  6
SECTION 3.03.     Governmental Authorization..................................  6
SECTION 3.04.     Certificate of Incorporation and Bylaws.....................  7
SECTION 3.05.     Non-Contravention...........................................  7
SECTION 3.06.     Capitalization..............................................  7
SECTION 3.07.     Subsidiaries................................................  8
SECTION 3.08.     Company SEC Reports.........................................  8
SECTION 3.09.     Financial Statements; No Undisclosed Liabilities............  8
SECTION 3.10.     Inventory...................................................  8
SECTION 3.11.     Contracts and Commitments...................................  8
SECTION 3.12.     Absence of Certain Changes..................................  9
SECTION 3.13.     Litigation..................................................  10
SECTION 3.14.     Permits; Compliance.........................................  10
SECTION 3.15.     ERISA.......................................................  10
SECTION 3.16.     Labor.......................................................  12
SECTION 3.17.     Taxes.......................................................  12
SECTION 3.18.     Real Estate.................................................  14
SECTION 3.19.     Personal Property...........................................  15
SECTION 3.20.     Intellectual Property Rights................................  15
SECTION 3.21.     Environmental Protection....................................  15
SECTION 3.22.     Insurance...................................................  16
SECTION 3.23.     Indemnification.............................................  16
SECTION 3.24.     Board Approval and Recommendation...........................  16
SECTION 3.25.     Vote Required...............................................  16
SECTION 3.26.     Opinion of Financial Advisor................................  17
SECTION 3.27.     Finders and Investment Bankers..............................  17
SECTION 3.28.     Takeover Statutes; No Shareholder Rights Plan...............  17

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF
                  THE PARENT AND MERGER SUB...................................  17
SECTION 4.01.     Corporate Existence.........................................  17
SECTION 4.02.     Corporate Authorization.....................................  17

SECTION 4.03.     Governmental Authorization..................................  17
SECTION 4.04.     Non-Contravention...........................................  18
SECTION 4.05.     Parent SEC Reports..........................................  18
SECTION 4.06.     Financial Statements; No Undisclosed Liabilities............  18
SECTION 4.07.     Litigation..................................................  18
SECTION 4.08.     Vote Required...............................................  19
SECTION 4.09.     Availability of Funds.......................................  19
SECTION 4.10.     Fraudulent Conveyance.......................................  19
SECTION 4.11.     Finders and Investment Bankers..............................  19

ARTICLE V         COVENANTS OF THE COMPANY....................................  19
SECTION 5.01.     Conduct of the Company......................................  19
SECTION 5.02.     Access to Information.......................................  20
SECTION 5.03.     Other Offers................................................  20
SECTION 5.04.     Notices of Certain Events...................................  21
SECTION 5.05.     Merger Meeting; Proxy Statement.............................  22

ARTICLE VI        COVENANTS OF THE PARENT AND MERGER SUB......................  22
SECTION 6.01.     Director and Officer Liability..............................  22
SECTION 6.02.     Merger Meeting..............................................  23
SECTION 6.03.     Employee Benefits...........................................  24

ARTICLE VII       COVENANTS OF THE PARENT, MERGER SUB, AND THE COMPANY........  24
SECTION 7.01.     Reasonable Efforts..........................................  24
SECTION 7.02.     Certain Filings and Consents................................  24
SECTION 7.03.     Public Announcements........................................  25

ARTICLE VIII      CONDITIONS TO THE MERGER....................................  25
SECTION 8.01.     Conditions to the Obligations of Each Party.................  25
SECTION 8.02.     Conditions to the Obligations of the Parent and Merger
                  Sub.........................................................  25

ARTICLE IX        TERMINATION.................................................  25
SECTION 9.01.     Termination.................................................  25
SECTION 9.02.     Effect of Termination.......................................  26

ARTICLE X         MISCELLANEOUS...............................................  26
SECTION 10.01.    Notices.....................................................  26
SECTION 10.02.    Survival....................................................  27
SECTION 10.03.    Amendments; No Waivers......................................  27
SECTION 10.04.    Fees and Expenses...........................................  27
SECTION 10.05.    "Knowledge" of the Company..................................  28
SECTION 10.06.    Successors and Assigns......................................  28
SECTION 10.07.    Governing Law...............................................  28
SECTION 10.08.    Counterparts; Effectiveness.................................  28
SECTION 10.09.    Entire Agreement............................................  28
SECTION 10.10.    Headings....................................................  29
SECTION 10.11.    Severability................................................  29
SECTION 10.12.    Specific Performance........................................  29

INDEX OF DEFINED TERMS........................................................  30

LIST OF SCHEDULES.............................................................  32

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER, dated as of February 1, 1998 (this "Agreement"), is among FABRI-CENTERS OF AMERICA, INC., an Ohio corporation (the "Parent"), FCA ACQUISITION CORPORATION, a Delaware corporation and wholly owned subsidiary of the Parent ("Merger Sub"), and HOUSE OF FABRICS, INC., a Delaware corporation (the "Company").

     In consideration of the respective representations, warranties, and agreements set forth herein and in the Stock Option Agreement, the parties agree as follows:

                                   ARTICLE I
                          THE TENDER OFFER AND MERGER

SECTION 1.01.  TENDER OFFER.

     (a) As promptly as practicable, but in no event later than five business days after the public announcement of the execution of this Agreement, Merger Sub will, and the Parent will cause Merger Sub to, offer to purchase (the "Offer") each outstanding share of the Common Stock, $0.01 par value (the "Common Stock"), of the Company tendered pursuant to the Offer at a price of $4.25 per share, net to the seller in cash, and to cause the Offer to remain open until the close of business on the twentieth business day after the commencement of the Offer (the "Expiration Date"). The obligations of Merger Sub and the Parent to consummate the Offer and to accept for payment and purchase the Common Stock tendered in the Offer will be subject only to the conditions set forth in Schedule 1.01(a) (Offer Conditions) (the "Offer Conditions"). At the Company's request, Merger Sub will, and the Parent will cause Merger Sub to, extend the expiration date of the Offer from time to time for up to an aggregate of ten business days following the Expiration Date if the condition set forth in clause (1) of the first paragraph of the Offer Conditions is not fulfilled prior to 12:00 p.m. on the Expiration Date. Merger Sub will not, and the Parent will cause Merger Sub not to, decrease the price payable in the Offer, change the form of consideration payable in the Offer, reduce the number of shares of Common Stock subject to the Offer, change the Offer Conditions, impose additional conditions to its obligation to consummate the Offer and to accept for payment and purchase shares of Common Stock tendered in the Offer, or change any other terms of the Offer in a manner adverse to the holders of the Common Stock, except that Merger Sub may extend the Expiration Date to the extent required by applicable law, if any of the Offer Conditions are not satisfied, or if less than 90% of the outstanding shares of Common Stock have been validly tendered and not withdrawn pursuant to the Offer. Subject to the terms and conditions of the Offer and this Agreement, Merger Sub will, and the Parent will cause Merger Sub to, accept for payment, and pay for, all shares of Common Stock validly tendered and not withdrawn pursuant to the Offer that Merger Sub becomes obligated to accept for payment, and pay for, pursuant to the Offer promptly after the expiration of the Offer; except that, without the prior written consent of the Company, Merger Sub will not, and the Parent will cause Merger Sub not to, accept for payment, or pay for, any shares of Common Stock so tendered unless the Minimum Condition (as defined in the Offer Conditions) will have been satisfied.

     (b) On the date of the commencement of the Offer, Merger Sub and the Parent will file with the Securities and Exchange Commission (the "SEC") their Tender Offer Statement on Schedule 14D-1 (together with all supplements or amendments thereto, and including all annexes, the "Offer Documents"). Merger Sub and the Parent will give the Company and its counsel a reasonable opportunity to review and comment upon the Offer Documents prior to their being filed with the SEC or disseminated to the Company's stockholders. The Parent and Merger Sub agree that the Offer Documents will comply as to form in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and the Offer Documents, on the date first published, sent, or given to the Company's stockholders, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Parent or Merger Sub with respect to information supplied by the Company in writing specifically for inclusion or incorporation by reference in the Offer Documents. The Company agrees that any such information supplied by the Company that is included in the Offer Documents will not, at the time such information is furnished to the Parent, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Parent, Merger Sub, and the Company will promptly correct any information provided by it for use in the Offer Documents if and to the extent that such information becomes false or misleading in any material respect, and the Parent and Merger Sub will take all steps necessary to cause the Offer Documents as so corrected to be filed with the SEC and the other Offer Documents as so corrected to be disseminated to the Company's stockholders, in each case as and to the extent required by the Exchange Act. The Parent and Merger Sub will provide the Company and its counsel any comments the Parent, Merger Sub, or their counsel may receive from the SEC or its staff with respect to the Offer Documents promptly after the receipt of such comments.

     (c) As promptly as practicable, but in no event later than the date on which the Parent notifies the Company that the Offer Documents initially are to be filed with the SEC, the Company will file its Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer (together with all supplements or amendments thereto, and including all annexes, the "Schedule 14D-9"), which will include a recommendation by the Company's Board of Directors that the Company's stockholders accept the Offer and tender their Common Stock pursuant to the Offer. The Company agrees that the
Schedule 14D-9 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and, on the date filed with the SEC and on the date first published, sent, or given to the Company's stockholders, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by the Company with respect to information supplied by the Parent or Merger Sub in writing specifically for inclusion in the Schedule 14D-9. The Parent and Merger Sub agree that any such information supplied by the Parent and Merger Sub that is included in the Schedule 14D-9 will not, at the time such information is furnished to the Company, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company, the Parent, and Merger Sub will promptly correct any information provided by it for use in the Schedule 14D-9 if and to the extent that such information becomes false or misleading in any material respect, and the Company will take all steps necessary to amend or supplement the Schedule 14D-9 and to cause the Schedule 14D-9 as so amended or supplemented to be filed with the SEC and disseminated to the Company's stockholders, in each case as and to the extent required by the Exchange Act. The Parent and its counsel will be given reasonable opportunity to review and comment upon the Schedule 14D-9 prior to its filing with the SEC or dissemination to stockholders of the Company. The Company will provide the Parent and its counsel any comments the Company or its counsel may receive from the SEC or its staff with respect to the Schedule 14D-9 promptly after the receipt of such comments. The Company's Board of Directors has resolved to recommend that the Company's stockholders accept the Offer and tender their Common Stock pursuant to the Offer and has received an opinion from Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") that, as of the date of such opinion, the cash consideration to be received by the stockholders of the Company pursuant to the Offer and the Merger is fair to such stockholders from a financial point of view.

     (d) If requested by the Parent or Merger Sub, the Company will, promptly following the purchase by Merger Sub pursuant to the Offer of that number of shares of Common Stock which, when aggregated with the shares of Common Stock then owned by the Parent and any of its affiliates, represents at least a majority of the shares of Common Stock then outstanding on a fully diluted basis, take all actions necessary to cause persons designated by Merger Sub to become directors of the Company so that the total number of directors so designated equals the product, rounded up to the next whole number, of (i) the total number of directors of the Company multiplied by (ii) the ratio of the number of shares of Common Stock beneficially owned by Merger Sub or its affiliates to the number of shares of Common Stock then outstanding. In furtherance thereof, the Company will take whatever action is necessary, including but not limited to amending the Company's bylaws, to increase the size of its Board of Directors, or use reasonable efforts to secure the resignation of directors, or both, as is necessary to permit that number of Merger Sub's designees to be elected to the Company's Board of Directors; provided that, prior to the Effective Time, the Company's Board of

Directors will always have at least two members who are currently directors of the Company, except to the extent that no such individuals wish to be directors ("Continuing Directors"). The Company's obligations to appoint designees to its Board of Directors will be subject to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The Parent and Merger Sub will supply to the Company and will be solely responsible for any information with respect to either of them and their nominees, officers, directors, and affiliates required by Section 14(f) and Rule 14f-1. The Company will promptly take all actions required pursuant to Section 14(f) and Rule 14f-1 in order to fulfill its obligations under this Section 1.01 and (provided Merger Sub has furnished the Company on a timely basis with all information required to be included in the Information Statement with respect to Merger Sub's designees) will include in the Schedule 14D-9 such information with respect to the Company and its officers and directors as is required under Section 14(f) and Rule 14f-1.

     (e) Following the election or appointment of Merger Sub's designees pursuant to Section 1.01(d), any amendment to this Agreement, any termination of this Agreement by the Company, any extension by the Company of the time for the performance of any of the obligations of Merger Sub or the Parent under this Agreement (except as expressly permitted hereunder), any recommendation to stockholders or any modification or withdrawal of any such recommendation, any retention of counsel and other advisors in connection with the transactions contemplated hereby, or any waiver of any of the Company's rights under this Agreement will require the concurrence of a majority of the Continuing Directors, unless no individuals who are currently directors of the Company wish to be directors. In addition, the Continuing Directors will have the right to retain, at the expense of the Company, one separate firm of counsel to represent them in connection with the transactions contemplated hereby.

     (f) The parties will cooperate with each other, including by furnishing any necessary information and making any filings required by applicable law, to ensure that the matters contemplated by this Section 1.01 are consummated as promptly as practicable.

SECTION 1.02.  THE MERGER.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.02(b)), Merger Sub will be merged with and into the Company in accordance with the Delaware General Corporation Law ("Delaware Law"). As a result of this merger (the "Merger"), the separate existence of Merger Sub will cease and the Company will be the surviving corporation (the "Surviving Corporation").

     (b) As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in Article VIII, the parties will cause a certificate of merger in such form as is required by, and executed in accordance with, Delaware Law to be duly filed with the Secretary of State of the State of Delaware. The Merger will become effective when the certificate of merger is so filed (the "Effective Time").

     (c) From and after the Effective Time, the Merger will have the effects specified in Delaware Law.

     (d) The closing of the Merger (the "Closing") will take place (i) at the offices of Thompson Hine & Flory LLP, 3900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1216, at 10:00 a.m. as soon as practicable (and in no event later than the fifth business day) following the date on which the last to be fulfilled or waived of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions at the Closing) have been satisfied or waived in accordance with this Agreement or (ii) at such other place and time as the parties may agree.

SECTION 1.03.  CONVERSION OF SHARES.

     At the Effective Time:

     (a) Each share of Common Stock of Merger Sub (a share of "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time will be converted into one share of Common Stock of the Surviving Corporation.

     (b) Each share of Common Stock issued and outstanding immediately prior to the Effective Time will, except as otherwise provided in Section 1.03(c), be converted, by virtue of the Merger and without any action on the part of the holder thereof, into the right to receive, without interest, an amount in cash equal to the price per share paid in the Offer (the "Merger Consideration"). Subject to Section 1.06, from and after the Effective Time, all shares of Common Stock, by virtue of the Merger and without any action on the part of the holders thereof, will be canceled, and each holder of a certificate representing any shares of Common Stock immediately prior to the Effective Time (a "Stock Certificate") will thereafter cease to have any rights with respect thereto except the right to receive (i) the Merger Consideration therefor upon the surrender of the Stock Certificate in accordance with Section 1.04 or (ii) payment from the Surviving Corporation of the "fair value" of such shares of Common Stock as determined under Section 262 of the Delaware Law, subject to the conditions set forth therein and in accordance with Section 1.06 of this Agreement.

     (c) Each outstanding share of Common Stock held by the Company as a treasury share or owned by the Parent, Merger Sub, or any other Subsidiary of the Parent immediately prior to the Effective Time will be canceled, and no payment will be made with respect thereto.

SECTION 1.04.  SURRENDER AND PAYMENT.

     (a) Prior to the Effective Time, the Parent will appoint a bank or trust company reasonably acceptable to the Company (the "Exchange Agent") for the purpose of exchanging Stock Certificates. The Parent will make available to the Exchange Agent funds in amounts and at the times necessary for the payment of the Merger Consideration in accordance with this Section 1.04 (such cash is referred to as the "Exchange Fund").

     (b) Promptly, but in no event more than five business days, after the Effective Time, the Parent will send, or will cause the Exchange Agent to send, to each holder of a Stock Certificate a letter of transmittal and instructions for use in surrendering the Stock Certificates for payment in accordance with this Section 1.04. The agreement with the Exchange Agent will provide that, upon surrender to the Exchange Agent of such Stock Certificates, together with the letter of transmittal, duly executed and completed in accordance with the instructions thereto and such other documents as may be reasonably required by the Exchange Agent, the Exchange Agent will promptly pay to the persons entitled thereto, out of the Exchange Fund, a check in the amount to which such persons are entitled pursuant to Section 1.03(b), after giving effect to any required tax withholdings, and such Stock Certificate will forthwith be canceled.

     (c) If any cash is to be paid to a Person other than the registered holder of the Stock Certificates surrendered in exchange therefor, it will be a condition to such payment that the Stock Certificates so surrendered be properly endorsed or otherwise in proper form for transfer and that the Person requesting such payment pay to the Exchange Agent any transfer or other taxes required as a result of such issuance or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. For purposes of this Agreement, "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

     (d) At and after the Effective Time, the stock transfer books of the Company will be closed, and there will be no further registration of transfers of shares of Common Stock outstanding prior to the Effective Time. If, at or after the Effective Time, Stock Certificates are presented to the Surviving Corporation, they will be canceled and exchanged in accordance with this Article I.

     (e) Any cash in the Exchange Fund that remains unclaimed by the holders of shares of Common Stock six months after the Effective Time will be returned to the Parent, upon demand, and any such holder who has not surrendered his shares of Common Stock in accordance with this Section 1.04 prior to that time will thereafter look only to the Parent, as a general creditor thereof, to pay the Merger Consideration to which such holder is entitled. Notwithstanding the foregoing, the Parent will not be liable to any holder of shares of Common Stock for any amount paid to a public official pursuant to applicable abandoned property, escheat, or similar laws.

     (f) If any Stock Certificate is lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Stock Certificate to be lost, stolen, or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Parent may direct as indemnity against any claim that may be made against it with respect to such Stock Certificate, the Exchange Agent will pay the Merger Consideration payable in respect of such Stock Certificate pursuant to this Agreement.

SECTION 1.05.  COMPANY OPTIONS; SERIES B WARRANTS.

     (a) At the Effective Time, each outstanding option (a "Company Option") to purchase shares of Common Stock granted to employees, directors, or F.M. Roberts & Co. ("F.M. Roberts"), whether or not exercisable, will be canceled, and in consideration of such cancellation, will be converted into the right to receive, without interest, an amount in cash (the "Cash Payment") equal to the product of
(i) the number of shares of Company Stock subject to the Company Option and (ii) the excess of (A) the Merger Consideration over (B) the exercise price per share of the Company Option; provided that, with respect to any Person subject to
Section 16 of the Exchange Act, any such amount will be paid, without interest, as soon as practicable after the first date payment can be made without liability of such Person under Section 16(b) of the Exchange Act. The Parent will be entitled to cause the Surviving Corporation to withhold from amounts otherwise payable pursuant to this Section 1.05 any amount required to be withheld under applicable tax laws.

     (b) At the Effective Time, the Parent will cause the Surviving Corporation to expressly assume the due and punctual performance and observance of each and every covenant and condition of the Series B Warrant Agreement (the "Series B Warrant Agreement") and the Series C Warrant Agreement ("Series C Warrant Agreement"), each executed by and between the Company and American Stock Transfer & Trust Company, as the warrant agent (the "Warrant Agent"), and dated as of July 31, 1996, that was to be performed by the Company under each agreement, by supplemental agreement (the "Supplemental Warrant Agreement") satisfactory in form to the Warrant Agent in the exercise of its reasonable judgment and executed and delivered to the Warrant Agent. The Supplemental Warrant Agreement shall further provide that each holder of a Series B Warrant shall have the right after the Effective Time (a) upon exercise of each Series B Warrant and payment of the Exercise Price (as defined in the Series B Warrant Agreement) in effect immediately prior to the Effective Time, to receive the Merger Consideration and one Series C Warrant and (b) upon exercise of each Series C Warrant and payment of the Exercise Price (as defined in the Series C Warrant Agreement) in effect immediately prior to the Effective Time, to receive the Merger Consideration.

SECTION 1.06.  SHARES OF DISSENTING STOCKHOLDERS.

     Notwithstanding anything in this Agreement to the contrary, any outstanding shares of Common Stock held by a person (a "Dissenting Stockholder") who objects to the Merger and complies with all the provisions of Delaware Law concerning the right of holders of shares of Common Stock to dissent from the Merger and require appraisal of their shares will not be converted as described in Section 1.03(b), but will be converted into the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to Delaware Law. If, after the Effective Time, such Dissenting Stockholder withdraws his demand for appraisal, or fails to perfect or otherwise loses his right to appraisal, in accordance with Delaware Law, his shares of Common Stock will be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration. The Company will give the Parent (i) prompt notice of any demands for appraisal of shares of Common Stock received by the Company and
(ii) the opportunity to participate in all negotiations and proceedings with respect to any such demands. The Company will not, without the prior written consent of the Parent, make any payment with respect to, or settle, offer to settle, or otherwise negotiate, any such demands.

                                   ARTICLE II
                THE SURVIVING CORPORATION; THE PARENT DIRECTORS

SECTION 2.01.  CERTIFICATE OF INCORPORATION.

     Subject to Section 6.01(a), the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time will be the certificate of incorporation of the Surviving Corporation after the consummation of the Merger until amended in accordance with applicable law.

SECTION 2.02.  BYLAWS.

     Subject to Section 6.01(a), the bylaws of Merger Sub in effect immediately prior to the Effective Time will be the bylaws of the Surviving Corporation after the consummation of the Merger until amended in accordance with applicable law.

SECTION 2.03.  DIRECTORS AND OFFICERS.

     From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the directors and officers of Merger Sub immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation after the consummation of the Merger.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Parent that:

SECTION 3.01.  CORPORATE EXISTENCE AND POWER.

     The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where it is required to be so qualified by reason of the character of the property owned or leased by it or the nature of its activities, except where the failure to be so qualified would not have a Company Material Adverse Effect (as defined in the Offer Conditions).

SECTION 3.02.  CORPORATE AUTHORIZATION.

     The execution and delivery by the Company of this Agreement, the consummation by the Company of the Merger, and the performance by the Company of its other obligations under this Agreement are within the Company's corporate power and authority and, except for any required approval by the Company's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution, and delivery of this Agreement by the Parent and Merger Sub, constitutes a legal, valid, and binding agreement of the Company.

SECTION 3.03.  GOVERNMENTAL AUTHORIZATION.

     The execution and delivery by the Company of this Agreement, the consummation by the Company of the Merger, and the performance by the Company of its other obligations under this Agreement do not require any consent, approval, authorization, or permit of, other action by, or filing with, any governmental body, agency, official, or authority by the Company other than (i) as set forth on Section 3.03 of the Disclosure Schedule delivered by the Company to the Parent concurrently with the execution and delivery of this Agreement (the "Company Disclosure Schedule"), (ii) the filing of appropriate certificates of merger in accordance with Delaware Law, (iii) the filing and delivery of the
Schedule 14D-9, (iv) compliance with applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (v) the filing of the proxy materials referred to in Section 5.05(b), and
(vi) any such other action or filing where the failure to take the action or to make the filing is not reasonably likely (A) to prevent or materially to delay the consummation of the Offer or the Merger or (B) to have, individually or in the aggregate, a Company Material Adverse Effect.

SECTION 3.04.  CERTIFICATE OF INCORPORATION AND BYLAWS.

     The Company has heretofore furnished to the Parent and Merger Sub complete and correct copies of the certificate of incorporation and the bylaws, in each case as amended or restated as of the date hereof, of the Company.

SECTION 3.05.  NON-CONTRAVENTION.

     The execution and delivery by the Company of this Agreement, the consummation by the Company of the Merger, and the performance by the Company of its other obligations under this Agreement do not and will not (i) contravene or conflict with the certificate of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 3.03, contravene, conflict with, or constitute a violation of any provision of any law, rule, regulation, judgment, injunction, order, or decree binding upon or applicable to the Company, (iii) constitute a default, give rise to a right of termination, cancellation, or acceleration of any right or obligation of the Company, or give rise to a loss of any benefit to which the Company is entitled, under any provision of any agreement or other instrument binding upon the Company or under any license, franchise, permit, or other similar authorization held by the Company, or (iv) result in the creation or imposition of any Lien on any asset of the Company, except as set forth in Section 3.05 of the Company Disclosure Schedule and except for any occurrences or results referred to in clauses (ii),
(iii), and (iv) that would not be reasonably likely (A) to prevent or delay consummation of the Offer or the Merger or (B) to have, individually or in the aggregate, a Company Material Adverse Effect. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, encumbrance, or other right or interest of another to or in, or adverse claim of any kind in respect of, such asset.

SECTION 3.06.  CAPITALIZATION.

     (a) The Company has 8,000,000 authorized shares, consisting of 7,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $.01 par value, of the Company ("Company Preferred Stock"). As of February 2, 1998, (i) 5,331,830 shares of Common Stock were issued and outstanding, (ii) 907,758 shares of Common Stock were reserved for future issuance upon exercise of outstanding Company Options, and (iii) 376,158 shares of Common Stock were reserved for future issuance upon exercise of Series B Warrants. As of February 2, 1998, no shares of Company Preferred Stock were issued or outstanding. Except as described in this Section 3.06 or in Section 3.06 of the Company Disclosure Schedule, as of the date of this Agreement, no shares of capital stock of the Company are reserved for issuance for any other purpose. Each of the issued and outstanding shares of Common Stock is duly authorized, validly issued, and fully paid and nonassessable and has not been issued in violation of (nor are any of the authorized shares of Common Stock or Company Preferred Stock subject to) any preemptive or similar rights created by statute, the certificate of incorporation or the bylaws of the Company, or any agreement to which the Company is a party or is bound. Each of the outstanding Company Options and Series B Warrants is duly authorized and validly issued.

     (b) Except for the Company Options and the Series B Warrants as set forth in paragraph (a) of this Section 3.06 or as set forth on Section 3.06 of the Company Disclosure Schedule, there are no options, warrants, or other rights (including registration rights and conversion rights), agreements, arrangements, or commitments to which the Company is a party or bound relating to the issued or unissued capital stock of the Company or obligating the Company to grant, issue, or sell any shares of the capital stock of the Company or other security of the Company. Except as set forth in Section 3.06 of the Company Disclosure Schedule, there are no obligations, contingent or otherwise, of the Company to purchase, redeem, or otherwise acquire any shares of Common Stock or other capital stock of the Company.

     (c) Section 3.06 of the Company Disclosure Schedule lists, as of the date indicated, the (i) number of shares of Common Stock subject to, and the exercise price of, each outstanding Company Option and (ii) the number of shares of Common Stock subject to, and the exercise price of, each outstanding Series B Warrant.

The Company has made available to the Parent and Merger Sub complete and correct copies of the Company Option Plans, all forms of Company Options, and all instruments governing the terms of the Series B Warrants.

SECTION 3.07.  SUBSIDIARIES.

     The Company has no Subsidiaries. For purposes of this Agreement, "Subsidiary" of any Person means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are, directly or indirectly, owned by such Person, and (ii) any partnership of which such Person is a general partner.

SECTION 3.08.  COMPANY SEC REPORTS.

     Since July 31, 1996, the Company has filed all material forms, reports, statements, and other documents required to be filed by it with the SEC, including without limitation (a) all Annual Reports on Form 10-K, (b) all Quarterly Reports on Form 10-Q, (c) all proxy statements relating to meetings of stockholders (whether annual or special), (d) all Current Reports on Form 8-K, and (e) all other reports, schedules, registration statements, and other documents required to be filed with the SEC. (All of the documents filed by the Company with the SEC during such period, including all annexes contained or incorporated by reference in such documents, are collectively referred to as the "Company SEC Reports"). The Company SEC Reports, as amended to date, (i) were prepared in all material respects in accordance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 3.09.  FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES.

     The audited financial statements and unaudited interim financial statements (including the related notes and schedules) of the Company included or incorporated by reference in the Company SEC Reports as of dates and for periods after July 31, 1996 (the "Company Financial Statements") were prepared in conformity with AICPA Statement of Position 90-7 and fairly present the financial position of the Company as of the dates indicated and its results of operations and cash flows for the periods then ended in conformity with generally accepted accounting principles, subject, in the case of any unaudited interim financial statements, to normal year-end adjustments, none of which, except as set forth on Section 3.09 of the Company Disclosure Schedule, would be reasonably likely to be, individually or in the aggregate, material in amount. The Company does not have any liabilities, whether accrued, contingent, or otherwise, other than (a) liabilities disclosed in the Company Disclosure Schedule or the Company SEC Reports, (b) liabilities reflected in the balance sheet as of October 31, 1997 included in the Company Financial Statements (the "October 1997 Balance Sheet"), (c) liabilities, ordinary in nature and amount, incurred since October 31, 1997, and (d) liabilities in an aggregate amount that is not material to the Company.

SECTION 3.10.  INVENTORY.

     The procedures used for establishing the count and value of inventory in all physical inventories taken after January 31, 1997, were substantially the same as the procedures used in establishing the count and value of inventory shown in the audited balance sheet of the Company as of January 31, 1997. Between the date of this Agreement and the Effective Time, the Company will permit the Parent to take any reasonable steps that it deems to be appropriate in order to test and confirm the valuation of the inventory.

SECTION 3.11.  CONTRACTS AND COMMITMENTS.

     Except as set forth in Section 3.11 of the Company Disclosure Schedule, the Company is not a party to or bound by any oral or written contracts that cannot be terminated by Company on notice of 30 days or less and that:

          (a) Provides for the purchase of supplies or services that (i) entails the expenditure in any fiscal year of more than $50,000 in the case of supplies other than merchandise or $250,000 in the case of merchandise,
     (ii) purports to be exclusive as pertains to any product, type of product, or region, or (iii) has a term of more than one year.

          (b) Limits the right of the Company to compete, to open a store in any territory, or to use any trade names, trademarks, copyrights, logos, or other proprietary rights.

          (c) Provides for payments to anyone based on the operating results of the Company or any one or more of the stores (other than percentage rents payable to landlords).

          (d) Warrants goods or services by the Company in a manner that differs materially from the warranty provided by the manufacturer of the goods or the provider of the services.

          (e) Commits for capital expenditures in excess of $50,000 for any one project or $250,000 for any group of projects.

          (f) Provides for the borrowing of money by the Company or for the creation of any Lien on any of the assets of the Company.

          (g) Provides for the expenditure by the Company of an aggregate of more than $50,000, other than contracts for the purchase of supplies or merchandise covered by paragraph (a) and contracts for capital expenditures covered by paragraph (e).

To the extent requested by the Parent, the Company has delivered or prior to the Effective Time will deliver to the Parent copies of all written contracts and commitments listed in Section 3.11 of the Company Disclosure Schedule, summaries of all oral contracts and commitments listed in Section 3.11 of the Company Disclosure Schedule, and all modifications and supplements thereto (collectively, the "Contracts"). Except as disclosed in Section 3.11 of the Company Disclosure Schedule (i) each of the Contracts is in full force and effect, (ii) the Company and, to the knowledge of the Company, all other parties to the Contracts have, in all material respects, performed their obligations and are not in default under the Contracts, (iii) the Company has not given or received any notice of default under any of the Contracts, (v) no event has occurred or condition exists that, with the giving of notice, the passage of time, or both, would constitute a default by the Company or, to the best knowledge of the Company, any other party under any of the Contracts, and (v) neither the Company nor, to the best knowledge of the Company, any other party has waived, or extended the time for the performance of, any obligations under the Contracts. To the best knowledge of the Company, none of the Contracts is subject to any impending cancellation.

SECTION 3.12.  ABSENCE OF CERTAIN CHANGES.

     Except as disclosed in Section 3.12 of the Company Disclosure Schedule, since October 31, 1997, (a) the Company has conducted its business in all material respects in the ordinary course consistent with past practices, (b) there has not been any change or development, or combination of changes or developments, in the business, operations, or financial condition of the Company that are reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, other than as a result of changes in conditions, including economic or political developments, that are applicable to the retail business and do not have a disproportionate effect on the Company's business relative to the effect of any such change on other entities in the retail business, (c) there has not been any declaration, setting aside, or payment of any dividend or other distribution with respect to the Common Stock or any other capital stock of the Company, or any repurchase, redemption, or other acquisition by the Company of any shares of Common Stock or other capital stock of the Company, (d) there has not been any amendment of any term of any outstanding security of the Company, (e) there has not been any incurrence, assumption, or guarantee by the Company of any indebtedness for borrowed money other than (i) borrowings and letters of credit in the ordinary course of business under the CITBC Financing Agreement not in excess of the amount available under the CITBC Financing Agreement and (ii) indebtedness representing capital lease and installment purchase obligations incurred in connection with the lease or purchase of equipment in the ordinary course of business and in amounts and on terms consistent with past practices, (f) there has not been any creation or assumption by the Company of any Lien on a material amount of assets (including the sale, pledge, or assignment of a material amount of receivables) other than Liens securing the Company's obligations under the CITBC Financing Agreement and Liens securing capital lease and installment purchase obligations incurred in connection with the lease or purchase of equipment in the ordinary course of business, and (g) there has not been any change in any method of accounting or accounting practice by the Company, except for any such change required by reason of a concurrent change in generally accepted accounting principles. Furthermore, except as disclosed in Section 3.12 of the Company Disclosure Schedule, or pursuant to agreements, plans, or arrangements disclosed in the Company SEC Reports, since October 31, 1997, there has not been any (i) grant of any severance or termination pay or stay-in-place bonus to any director or officer of the Company, (ii) entering into of any employment, deferred compensation, or other similar agreement (or any amendment to any such existing agreement) with any director or officer of the Company or any of its Subsidiaries, (iii) increase in benefits payable under any existing severance or termination pay or stay-in-place bonus policies or agreements with any director or officer of the Company, or (iv) increase in compensation, bonus, or other benefits payable to directors or officers of the Company, except for normal annual adjustments that are not unusual in nature or amount.

SECTION 3.13.  LITIGATION.

     Except as disclosed in Section 3.13 of the Company Disclosure Schedule, (i) there is no material action, suit, or proceeding pending before, and, to the knowledge of the Company, there is no material pending investigation by, any court or arbitrator or any governmental body, agency, official, or authority against the Company or involving any of their properties, (ii) to the knowledge of the Company, there is no threat of any such material action, suit, or proceeding, and (iii) no judgment, decree, injunction, rule, order, or similar action of any court or arbitrator or any governmental body, agency, official or authority, domestic or foreign, is outstanding against the Company that materially limits the conduct of the business of the Company as currently conducted. For purposes of Section 3.13, an action, suit, proceeding, investigation, judgment, decree, injunction, rule, order, or similar action will be deemed to be "material" if it involves (a) a claim or potential claim of liability in excess of $50,000 that is not covered by insurance or (b) a significant limitation or potential limitation on the conduct of the business of the Company as currently conducted.

SECTION 3.14.  PERMITS; COMPLIANCE.

     Except as is disclosed in Section 3.14 of the Company Disclosure Schedule, the Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals, and orders necessary to own, lease, and operate its properties and to carry on its business as now being conducted, other than (i) those issued by or otherwise obtained from governmental authorities pursuant to or in connection with any Environmental Law (as hereinafter defined) and (ii) those of which the failure of the Company to be in possession is not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect (collectively, the "Company Permits"). Except as set forth in Section 3.14 of the Company Disclosure Schedule, the Company is not in conflict with, or in default or violation of, (a) any federal, state, or foreign law applicable to the Company or by which any of its properties are bound or subject (other than any Environmental Law) or (b) any of the Company Permits, other than conflicts, defaults, or violations that are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect. Except as set forth in Section 3.14 of the Company Disclosure Schedule, since July 31, 1996, the Company has not received any notification with respect to possible material conflicts, defaults, or violations of any federal, state, local, or foreign law applicable to the Company or by which any of its properties are bound or subject (other than any Environmental Law) that have not been cured without any further material liability or obligation.

SECTION 3.15.  ERISA.

     (a) As used in this Section 3.15, each of the following terms has the indicated meaning:

          (i) "Affiliate" of any Person means any other Person that, together with such Person, would be treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the "Code").

          (ii) "Company Benefit Arrangement" means each employment, severance, welfare, or other similar contract, arrangement, or policy and each plan or arrangement (written or oral) providing for compensation, benefit, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, that (A) is not a Company Employee Plan, (B) is entered into, maintained, or contributed to, as the case may be, by the Company or any of its Affiliates, and (C) covers any employee or former employee or director or former director of the Company or any such Affiliate.

          (iii) "Company Employee Plans" means each "employee benefit plan," as defined in Section 3(3) of ERISA that (A) is subject to any provision of ERISA and (B) is maintained, administered, or contributed to by the Company or any Affiliate, or under which the Company or any Affiliate had an obligation to contribute during the last five years, and covers any employee or former employee of the Company or any such Affiliate or under which the Company or any such Affiliate has any material liability.

          (iv) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     (b) The Company has heretofore made available to the Parent, and agrees that it will as soon as practicable after the date of this Agreement furnish the Parent with, copies of all Company Employee Plans (and, if applicable, related trust agreements), all amendments thereto, the most recent Forms 5500 required to be filed with respect thereto, Internal Revenue Service determination letters, summary plan descriptions, actuarial reports, and contracts pursuant to which benefits are provided, in each case to the extent applicable.

     (c) Section 3.15 of the Company Disclosure Schedule identifies each Company Employee Plan that constitutes a "defined benefit plan" as defined in Section 3(35) of ERISA. Except as set forth on Section 3.15 of the Company Disclosure Schedule, no Company Employee Plan constitutes a "multiemployer plan," as defined in Section 3(37) of ERISA, and no Company Employee Plan is maintained in connection with any trust described in Section 501(c)(9) of the Code. Except as set forth on Section 3.15 of the Company Disclosure Schedule, no Company Employee Plan provides retiree medical or retiree life insurance benefits or is subject to Title IV of ERISA. Neither the Company nor any of its Affiliates has incurred any material liability under Title IV of ERISA (excluding liability for premiums payable to the Pension Benefit Guarantee Corporation), including, without limitation, arising in connection with the termination of, or complete or partial withdrawal from, any plan currently or previously covered by Title IV of ERISA, and the Pension Benefit Guarantee Corporation has not instituted proceedings to terminate any such plan nor, to the knowledge of the Company, do any conditions exist that present a material risk of such occurrence. Nothing done or omitted to be done by the Company or, to the knowledge of the Company, by any other Person, and no transaction or holding of any asset under or in connection with any Company Employee Plan by the Company or, to the knowledge of the Company, by any other Person, has made or will make the Company or any officer or director of the Company subject to any material liability under
Section 406 of ERISA or for any material tax pursuant to Section 4975 of the Code. With respect to each Company Employee Plan subject to Title IV of ERISA, the Company has made available to the Parent the most recent actuarial report showing the present value of accrued benefits under such plan, based upon the actuarial assumptions used for funding purposes with respect to such plan. No Company Employee Plan or any trust established thereunder that is subject to
Section 412 of the Code has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each such plan ended prior to the date hereof; and all contributions required to be made with respect thereto (whether pursuant to the terms of any Company Employee Plan or otherwise) on or prior to the date hereof have been timely made.

     (d) Each Company Employee Plan that is intended to be qualified under
Section 401(a) of the Code is so qualified and has been so qualified during the period from its adoption to date, each trust forming a part thereof is exempt from tax pursuant to Section 501(a) of the Code, as evidenced by a determination letter issued by the Internal Revenue Service that has not been revoked. Except as set forth in Section 3.15 of the Company Disclosure Schedule, each Company Employee Plan has been maintained in compliance with its terms and with the requirements of all applicable statutes, orders, rules, and regulations, except for matters of non-compliance that are not, in the aggregate, reasonably likely to have a Company Material Adverse Effect.

     (e) Section 3.15 of the Company Disclosure Schedule lists each material Company Benefit Arrangement currently in effect provided to any director, officer, or employee of the Company or any former director, officer, or employee of the Company and sets forth each Company Benefit Arrangement with respect to which benefits will be accelerated or paid as a result of the transactions contemplated by this Agreement. Copies of all written Company Benefit Arrangements and all amendments thereto have heretofore been made available to the Parent, and will promptly be furnished to the Parent upon the Parent's request after the date of this Agreement. Each Company Benefit Arrangement has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules, and regulations that are applicable to such Company Benefit Arrangement, except for matters of noncompliance that are not, in the aggregate, reasonably likely to have a Company Material Adverse Effect.

     (f) Section 3.15 of the Company Disclosure Schedule sets forth the amount of incentive compensation, in the aggregate, that the Company expects to be payable with respect to the fiscal year ended January 31, 1998 and with respect to the period from that date through the Effective Time (assuming the Effective Time occurs six weeks after the date of this Agreement).

     (g) Except as set forth in Section 3.15 of the Company Disclosure Schedule, there are no pending, or, to the knowledge of the Company, overtly threatened claims by or on behalf of any Company Employee Plan or Company Benefit Arrangement, by any employee or beneficiary covered under any such plan or arrangement, or otherwise involving any such plan or arrangement (other than claims for benefits in the ordinary course), that are, in the aggregate, reasonably likely to have a Company Material Adverse Effect.

SECTION 3.16.  LABOR.

     Except as set forth on Section 3.16 of the Company Disclosure Schedule, the Company is not a party to or bound by any collective bargaining agreement respecting its employees, nor is there existing, or to the knowledge of the Company any material threat of, any strike, organized walkout, or other organized work stoppage or labor organizational effort by any employees of the Company.

SECTION 3.17.  TAXES.

     (a) Except as set forth in Section 3.17 of the Company Disclosure Schedule or in the Company SEC Reports:

          (i) Each member of the Group has timely filed all material Tax Returns required to be filed by them with any taxing authority with respect to Taxes for all periods heretofore ended, taking into account any extension of time to file granted to or obtained on behalf of the members of the Group, all such Tax Returns, in all material respects, correctly reflected the information required to be shown therein, and each member of the Group has disclosed on its federal income Tax return all positions taken therein that could give rise to a substantial understatement penalty under Section 6662 of the Code;

          (ii) all material Taxes required to be paid prior to the Effective Time by each member of the Group have been duly and timely paid or will be duly and timely paid by the Effective Time, subject to good faith challenge;

          (iii) no material deficiency for any amount of Tax is being asserted by a taxing authority against any member of the Group, except for amounts for which the Company has made an adequate reserve as reflected in the Company Financial Statements;

          (iv) all liability for Taxes of members of the Group that are or will become due or payable with respect to periods covered by the Company Financial Statements have, in all material respects, been paid or adequately reserved for in the Company Financial Statements to the extent required by generally accepted accounting principles consistently applied, and all prepaid Taxes and other Tax assets reflected in the Company Financial Statements have been determined in accordance with generally accepted accounting principles consistently applied;

          (v) each member of the Group has withheld and paid over all material Taxes required to have been withheld and paid over, and complied, in all material respects, with all information reporting and backup withholding requirements (including maintenance of required records) in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party;

          (vi) no member of the Group is liable for any material amount of Taxes arising out of membership or participation in any consolidated, affiliated, combined, or unitary group in which they were at any time members, other than the group of which the Company is the common parent;

          (vii) there are no material Liens for Taxes upon the assets of the Company other than Liens for Taxes not yet due and payable;

          (viii) there are no outstanding waivers or comparable consents extending the statute of limitations with respect to any material Taxes or Tax Returns of any members of the Group, other than with respect to the Refund Claim referred to in Section 3.17(c);

          (ix) with respect to any Taxes: (A) no material audits, claims, actions, suits, or proceedings are pending or, to the knowledge of the Company, threatened (other than the Refund Claim referred to in Section 3.17(c)), and (B) to the knowledge of the Company, no material investigations are pending;

          (x) all federal income Tax returns of members of the Group filed with respect to Tax years ended on or before December 31, 1991 have been examined and closed (except with respect to the Refund Claim) or are income Tax returns with respect to which the applicable period for assessment, after giving effect to extensions or waivers, has expired;

          (xi) no member of the Group is or has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, and the Parent is not required to withhold Tax on the purchase of the capital stock of the Company by reason of Section 1445 of the Code (the Company will provide the Parent and Merger Sub with a certificate, signed on the date of this Agreement and satisfying the requirements of Treasury Regulations Section 1.897-2(h) and 1.1445-2(c)(3), to the effect that each member of the Group was not a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the five-year period preceding the date hereof);

          (xii) no member of the Group has entered into any compensatory agreements with respect to the performance of services the payment under which would result in a nondeductible expense to the Group pursuant to
     Section 280G of the Code or an excise tax to the recipient of such payment pursuant to Section 4999 of the Code;

          (xiii) there are no requests for rulings or determinations in respect of any Tax pending between any Group member and any taxing authority;

          (xiv) no member of the Group owns any interest in real property in the State of New York or in any other jurisdiction in which a Tax is imposed on the transfer of a controlling interest in an entity that owns any interest in real property;

          (xv) the Company is not a party to any material agreement providing for the allocation or sharing of Taxes; and

          (xvi) there has been no change in the method of accounting utilized by the Company that would require a material adjustment to taxable income under Section 481 of the Code.

For purposes of this Agreement, "Taxes" or "Tax" means all federal, state, local, and foreign taxes, levies, and other assessments, including without limitation, all income, excise, property, sales, use, value added, transfer, franchise, profits, withholding, payroll, social security, medicare, or other taxes, including any interest, additions to tax, and penalties applicable thereto; "Tax Return" means any return, declaration, statement, report, estimate, schedule, information return (including information returns or reports with respect to backup withholding and other payments to third parties), and other document (including any related or supporting information) with respect to Taxes; and "Group" means (i) the Company and (ii) any individual, trust, corporation, partnership, or any other entity as to which the Company is liable for Taxes either as a transferee, pursuant to Treasury Regulations Section 1.1502-6, or pursuant to any other provision of federal, territorial, state, local or foreign law or regulations.

     (b) After the date of this Agreement, the Company will furnish the Parent with copies of all federal and state income or franchise Tax Returns of the Company requested by the Parent. No member of the Group does business in or derives income from any state, local, territorial, or foreign taxing jurisdiction other than those for which all Tax Returns have been furnished to Parent.

     (c) The Internal Revenue Service is currently examining claims for refund filed by the Company with the Internal Revenue Service as a result of carrybacks of certain net operating losses (the "Refund Claim"). The Company received $22,502,000 in such refunds. The Company has furnished the Parent with a chronology, prepared by Deloitte & Touche LLP, identifying the principal events relating to the Refund Claim, including a description of meetings and summaries of conversations with representatives of the Internal Revenue Service. The Company has made available to the Parent all notices and correspondence between the Internal Revenue Service and the Company regarding the Refund Claim, and the Company will provide copies of any such notices and correspondence received after the date hereof. The Company has not received any comparable refund with respect to any state or local Taxes.

SECTION 3.18.  REAL ESTATE.

     (a) Section 3.18 of the Company Disclosure Schedule identifies each parcel of real property owned or leased by the Company (the "Company Real Property"). The Company has good, marketable, and indefeasible fee simple title to each property identified as owned by it free and clear of all Liens other than (i) Liens that do not, individually or in the aggregate, materially impair the conduct by the Company of its business thereon or materially detract from the value thereof, (ii) Liens for taxes accrued but not yet payable, and (iii) Liens that secure obligations of the Company under the CITBC Financing Agreement and under the United States National Bank of Oregon promissory note dated July 31, 1996 and related deed of trust ("Permitted Encumbrances"). The Company holds a valid leasehold interest under a lease or sublease covering each property identified as leased by it free and clear of all Liens other than Permitted Encumbrances.

     (b) Section 3.18 of the Company Disclosure Schedule sets forth a tables that show, with respect to each of the store leases included in the Company Real Property (the "Company Store Leases"), (i) base rent for each fiscal year through 2002 and (ii) lease expiration, options, rent for the current fiscal year, rent during the first option period, and percentage rent.

     (c) After the execution and delivery of this Agreement, the Company will make available to the Parent a complete, correct, and current copy of each of the Company Store Leases, including any modifications and supplements. Except as set forth in Section 3.18 of the Company Disclosure Schedule, (i) all of the Company Store Leases are in full force and effect, (ii) the Company and, to the knowledge of Company, all other parties to the Company Store Leases have, in all material respects, duly and timely performed their obligations and are not in default under the Company Store Leases, and the Company is not currently withholding any rent due under any of the Company Store Leases, (iii) the Company has not given or received any notice of a material default under any of the Company Store Leases, (iv) no event has occurred or condition exists that, with the giving of notice, the passage of time, or both, would constitute a material default by the Company or, to the knowledge of the Company, any other party under any of the Company Store Leases, (v) neither the Company nor, to the knowledge of the Company, any other party has waived, or extended the time for the performance of, any material obligations under the Company Store Leases, and
(vi) to the knowledge of the Company, none of the Company Store Leases is subject to any impending cancellation.

     (d) Except as set forth in Section 3.18 of the Company Disclosure Schedule, no third parties have any rights to use or occupy any of the Company Real Property, whether as tenants, subtenants, holders of easements or licenses, or otherwise.

     (e) The use of the Company Real Property by the Company in its business as presently and ordinarily conducted conforms with applicable zoning laws, regulations, and permits, except where the failure to conform would not have a Company Material Adverse Effect. In addition, (i) no zoning changes are pending or, to the knowledge of the Company, threatened that would prohibit or make nonconforming the use of any of the Company Real Property as presently and ordinarily used, (ii) no condemnation or eminent domain proceedings are pending or, to the knowledge of the Company, threatened with respect to any of the Company Real Property, and (iii) no landlord or public authority is installing, or, to the knowledge of the Company, planning to install, any material improvements the cost of which might, in full or in part, be assessed against the Company.

SECTION 3.19.  PERSONAL PROPERTY.

     Except as set forth in 3.19 of the Company Disclosure Schedule, the Company has good and marketable title to all of the material personal property reflected in the October 1997 Balance Sheet (other than personal property sold since that date in the ordinary course of business) free and clear of all Liens other than Permitted Encumbrances.

SECTION 3.20.  INTELLECTUAL PROPERTY RIGHTS.

     (a) Section 3.20 of the Company Disclosure Schedule identifies all Intellectual Property Rights (as defined in Section 3.20(b)) that are owned or licensed by the Company or used in its business.

     (b) The Company has registered the names "House of Fabrics" and "So-Fro Fabrics." The Company's right to continue to use the names "House of Fabrics," "Fabricland," "Fabric King," and "So-Fro Fabrics" as now used in the Company's business is not subject to any pending, or, to the knowledge of the Company, threatened challenge. To the knowledge of the Company, the Company owns or licenses all other Intellectual Property Rights required to conduct their business as presently and ordinarily conducted. Except for the matters identified in Section 3.20 of the Company Disclosure Schedule, (i) the Company has not been sued, charged in writing with, or named a defendant in, any claim, suit, action, or proceeding involving a material claim of infringement of any Intellectual Property Rights of others that has not been resolved without the imposition of any restrictions on the right of the Company to engage in any activities relating to its business, (ii) to the knowledge of the Company, there is no threatened material claim of infringement by the Company of any Intellectual Property Rights of others, and (iii) to the knowledge of the Company, there is no material continuing infringement by others of the Intellectual Property Rights of the Company. Except as set forth in Section 3.20 of the Company Disclosure Schedule, no Intellectual Property Rights of the Company are subject to any outstanding order, judgment, decree, stipulation, or agreement restricting the use thereof by the Company. Except as set forth in
Section 3.20 of the Company Disclosure Schedule, the Company has not entered into any agreement to indemnify any other individual or entity against any charge of infringement of any Intellectual Property Right.

     (b) For purposes of this Agreement, "Intellectual Property Rights" means trade names, trademarks, service marks, and copyrights, registrations thereof or applications therefor, the preferred customer mailing list or lists maintained by the Company, and any other relevant proprietary intellectual property rights.

SECTION 3.21.  ENVIRONMENTAL PROTECTION.

     (a) Except as set forth in Section 3.21 of the Company Disclosure Schedule,
(i) the Company has no material liability arising out of the generation, use, transportation, treatment, storage, release, or disposal of any Hazardous Material (as defined in Section 3.21(b)) in violation of any Environmental Requirement (as defined in Section 3.21(c)), (ii) the Company is in compliance with all applicable Environmental Requirements, except where non-compliance would not result in a material liability to the Company, (iii) no notice, order, decree, notice of violation, or other notice has been received by the Company alleging that the Company is, in any material respect, in violation of any Environmental Requirement, (iv) no notice has been received by the Company of the existence or pendency of any investigation, claim, lawsuit, proceeding, or similar action arising under any Environmental Requirement, and (v) the Company has all material permits, licenses, and other authorization required by applicable Environmental Requirements, and the Company is, in all material respects, in compliance with the terms of those permits.

     (b) For the purposes of this Agreement, a "Hazardous Material" is any material or substance that is defined or listed in, or otherwise classified pursuant to, any applicable Environmental Requirement as a hazardous substance, hazardous material, hazardous waste, toxic substance or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, radioactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", including, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum and drilling fluids, and produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal energy.

     (c) For the purposes of this Agreement, an "Environmental Requirement" is any law, statute, code, act, ordinance, order, judgment, decree, injunction, rule, regulation, permit, license, authorization, direction, or requirement of any government, department, commission, board, court, authority, agency, official, or officer relating to (i) the generation, use, storage, transportation, or disposal of any Hazardous Material or (ii) the protection of the environment, land use, or the safety, health, and welfare of human, animal, or plant life, including, without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act, each as amended or supplemented to date, and any analogous local, state, or federal statute and any regulations promulgated pursuant thereto.

SECTION 3.22.  INSURANCE.

     Section 3.22 of the Company Disclosure Schedule lists, and the Company has made available to the Parent or its representatives for review current and complete copies of, all insurance policies, binders, and surety and fidelity bonds relating to the Company (including, without limitation, all policies or binders of casualty, general liability, and workers' compensation), all of which are currently in effect. All premiums and other amounts due and payable under each such policy, binder, and bond have been paid. The Company is not in default with respect to any material provision contained in any such policy, binder, or bond and has not failed to give any notice of or present any material claim thereunder as required under the terms thereof. Except as set forth on Section
3.22 of the Company Disclosure Schedule, the Company has not received any written notice of cancellation or non-renewal of any such policy, binder, or bond. Except as set forth on Section 3.22 of the Company Disclosure Schedule, the Company has not received any written notice from any of its insurance carriers that any insurance premiums paid by it will be materially increased in the future as a result of the claims experience of the Company. Except as set forth on Section 3.22 of the Company Disclosure Schedule, adequate reserves have been established for all claims under any such policy, binder, and bond as to which the insurer has denied coverage.

SECTION 3.23.  INDEMNIFICATION.

     Except as set forth in the certificate of incorporation and bylaws of the Company or as disclosed in Section 3.23 of the Company Disclosure Schedule, (a) the Company is not a party to any indemnification agreement with any of its present or former directors, officers, employees, agents, or other persons who serve in any similar capacity with the Company or any other enterprise at the request of the Company, and (b) to the knowledge of the Company, there are no material pending claims or material overt threats of claims for which any such person would be entitled to indemnification under Section 6.01 if such provisions were deemed to be in effect.

SECTION 3.24.  BOARD APPROVAL AND RECOMMENDATION.

     Prior to the execution of this Agreement, the Board of Directors of the Company, at a meeting duly called and held, unanimously (a) determined that this Agreement and the transactions contemplated hereby, including the Merger and the Offer, are fair to the stockholders of the Company, (b) approved this Agreement and the transactions contemplated hereby, and (c) recommended that the Company's stockholders tender their shares of Common Stock pursuant to the Offer and, if applicable, approve this Agreement and the transactions contemplated herein, including the Merger.

SECTION 3.25.  VOTE REQUIRED.

     The only vote of the holders of any class or series of capital stock of the Company necessary to approve the Merger is the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. No provision of the Company's Certificate of Incorporation or Bylaws, or of any other instrument binding on the Company, would required the vote of the holders of any class or series of capital stock of the Company to approve the Merger if, at the Effective Time, Merger Sub owns at least 90% of the shares of Common Stock outstanding at the Effective Time. There is no vote of the holders of any class or series of capital stock of the Company necessary in order for Merger Sub to commence and consummate the Offer.

SECTION 3.26.  OPINION OF FINANCIAL ADVISOR.

     The Company has received the opinion of DLJ to the effect that, as of the date of such opinion, the consideration to be received by the stockholders of the Company pursuant to the Offer and the Merger is fair to such stockholders from a financial point of view.

SECTION 3.27.  FINDERS AND INVESTMENT BANKERS.

     Except for F.M. Roberts and DLJ, no investment banker, broker, finder, or other similar intermediary has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. The Company has provided the Company with a copy of the engagement letters, as amended to date, with each such intermediary. The fees of these intermediaries will be paid by the Company.

SECTION 3.28.  TAKEOVER STATUTES; NO SHAREHOLDER RIGHTS PLAN.

     The Board of Directors of the Company has expressly approved the acquisition of shares of Common Stock by Merger Sub pursuant to the Offer and the Merger for purposes of Section 203 of the Delaware Law. The Company does not have a shareholder rights plan (or "poison pill").

                                   ARTICLE IV
                       REPRESENTATIONS AND WARRANTIES OF
                           THE PARENT AND MERGER SUB

     The Parent and Merger Sub jointly and severally represent and warrant to the Company that:

SECTION 4.01.  CORPORATE EXISTENCE.

     The Parent and Merger Sub are corporations duly incorporated, validly existing, and in good standing under the laws of the State of Ohio and Delaware, respectively.

SECTION 4.02.  CORPORATE AUTHORIZATION.

     The execution and delivery by the Parent and Merger Sub of this Agreement, the purchase by Merger Sub of shares of Common Stock pursuant to the Offer, the consummation of the Merger by the Parent and Merger Sub, and the performance by the Parent and Merger Sub of their other obligations under this Agreement are within their respective corporate powers and authority and have been duly authorized by all necessary corporate action on the part of the Parent and Merger Sub, respectively. This Agreement has been duly executed and delivered by the Parent and Merger Sub and, assuming the due authorization, execution, and delivery hereof by the Company, constitutes a legal, valid, and binding agreement of the Parent and Merger Sub.

SECTION 4.03.  GOVERNMENTAL AUTHORIZATION.

     The execution and delivery by the Parent and Merger Sub of this Agreement, the purchase of shares of Common Stock by Merger Sub pursuant to the Offer, and the consummation of the Merger, and the performance by the Parent and Merger Sub of their other obligations under this Agreement do not require any consent, approval, authorization, or permit of, other action by, or filing with, any governmental body, agency, official, or authority other than (i) as set forth on
Section 4.03 of the Disclosure Schedule delivered by the Parent to the Company concurrently with the execution and delivery of this Agreement (the "Parent Disclosure Schedule"), (ii) the filing of appropriate certificates of merger in accordance with Delaware Law, (iii) the filing and delivery of the Offer Documents, (iv) compliance with applicable requirements of the HSR Act, and (v) the filing of the proxy materials referred to in Section 5.05(b), except where the failure of any such action to be taken or filing to be made is not reasonably likely to prevent or delay consummation of the Offer or the Merger.

SECTION 4.04.  NON-CONTRAVENTION.

     The execution and delivery by the Parent and Merger Sub of this Agreement, the purchase by Merger Sub of the shares of Common Stock pursuant to the Offer, the consummation of the Merger, and the performance by the Parent and Merger Sub of their other obligations under this Agreement do not and will not (i) contravene or conflict with the articles of incorporation or code of regulations of the Parent or the certificate of incorporation or bylaws of Merger Sub, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with, or constitute a violation of any provision of any material law, rule, regulation, judgment, injunction, order, or decree binding upon or applicable to the Parent, Merger Sub, or any of their Subsidiaries, (iii) constitute a material default, give rise to a right of termination, cancellation, or acceleration of any material right or obligation of the Parent, Merger Sub, or any of their Subsidiaries, or give rise to a loss of any material benefit to which the Parent, Merger Sub, or any of their Subsidiaries is entitled, or is reasonably likely to prevent or delay consummation of the Offer or the Merger, under any provision of any agreement or other instrument binding upon the Parent, Merger Sub, or any of their Subsidiaries or any license, franchise, permit, or other similar authorization held by the Parent, Merger Sub, or any of their Subsidiaries, or (iv) result in the creation or imposition of any material Lien on any asset of the Parent, Merger Sub, or any of their Subsidiaries.

SECTION 4.05.  PARENT SEC REPORTS.

     Since July 31, 1996, the Parent has, in all material respects, filed all forms, reports, statements, and other documents required to be filed by it with the SEC, including without limitation (a) all Annual Reports on Form 10-K, (b) all Quarterly Reports on Form 10-Q, (c) all proxy statements relating to meetings of stockholders (whether annual or special), (d) all Current Reports on Form 8-K, and (e) all other reports, schedules, registration statements, or other documents required to be filed with the SEC. (All of the documents filed by the Parent with the SEC during such period, including all annexes contained or incorporated by reference in such documents, are collectively referred to as the "Parent SEC Reports"). The Parent SEC Reports (i) were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 4.06.  FINANCIAL STATEMENTS; NO UNDISCLOSED LIABILITIES.

     The audited consolidated financial statements and unaudited consolidated interim financial statements (including the related notes and schedules) of the Parent and its consolidated Subsidiaries included or incorporated by reference in the Parent SEC Reports (the "Parent Financial Statements") were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods reflected therein (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Parent and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended, subject, in the case of any unaudited interim financial statements, to normal year-end adjustments, none of which would be reasonably likely to be, individually or in the aggregate, material in amount. Neither the Parent, Merger Sub, nor any of their Subsidiaries has any liabilities, whether accrued, contingent, or otherwise, other than (a) liabilities disclosed in Section 4.06 of the Parent Disclosure Schedule or the Parent SEC Reports, (b) liabilities for which the Parent has made adequate reserves as reflected in the balance sheet as of November 1, 1997 included in the Parent Financial Statements, (c) liabilities, ordinary in nature and amount, incurred since November 1, 1997, and
(d) liabilities in an aggregate amount that is not material to the Parent, Merger Sub, and their Subsidiaries, taken as a whole.

SECTION 4.07.  LITIGATION.

     There are no material actions, suits, or proceedings pending before, or, to the knowledge of the Parent, any pending investigation by, any court or arbitrator or any governmental body, agency, official, or authority against the Parent or any of its Subsidiaries, or involving any of their properties, that seek to restrain or prohibit the consummation of the Offer or the Merger or is reasonably likely to result in a Parent Material Adverse Effect. To the knowledge of the Parent, there is no material threat of any such action, suit, or proceeding.

SECTION 4.08.  VOTE REQUIRED.

     No vote of the holders of any class or series of capital stock of the Parent is necessary to approve the purchase of shares of Common Stock pursuant to the Offer or the consummation of the Merger. The Merger has been approved by the affirmative vote of the holder of all of the outstanding shares of Merger Sub Common Stock, and no other vote of the holders of any class or series of capital stock of Merger Sub is necessary in order for Merger Sub to commence and consummate the Offer and to consummate the Merger.

SECTION 4.09.  AVAILABILITY OF FUNDS.

     The Parent and Merger Sub have available to them, and will maintain the availability of, sufficient funds to enable them to consummate the transactions contemplated by this Agreement.

SECTION 4.10.  FRAUDULENT CONVEYANCE.

     Assuming the accuracy of the representations and warranties of the Company in this Agreement, the Parent has no reason to believe that the financing to be provided to the Parent to effect the Offer and the Merger will cause (i) the fair salable value of the Surviving Corporation's assets to be less than the total amount of its existing liabilities, (ii) the fair salable value of the assets of the Surviving Corporation to be less than the amount that will be required to pay its probable liabilities on its existing debts as they mature,
(iii) the Surviving Corporation not to be able to pay its existing debts as they mature, or (iv) the Surviving Corporation to have an unreasonably small capital with which to engage in its business.

SECTION 4.11.  FINDERS AND INVESTMENT BANKERS.

     Except for McDonald & Company Securities, Inc., no investment banker, broker, finder, or other similar intermediary has been retained by or is authorized to act on behalf of the Parent or Merger Sub who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. The fees of McDonald & Company Securities, Inc. will be paid by the Parent.

                                   ARTICLE V
                            COVENANTS OF THE COMPANY

     The Company agrees that:

SECTION 5.01.  CONDUCT OF THE COMPANY.

     Except as expressly contemplated or permitted by this Agreement or approved in writing by the Parent, from the date of this Agreement until the time that the designees of Merger Sub have been appointed to the Board of Directors of the Company in accordance with Section 1.01(d), the Company will conduct its business in the ordinary course consistent with past practice. Subject to the foregoing exceptions, from the date hereof until the time that the designees of Merger Sub have been appointed to the Board of Directors of the Company:

     (a) the Company will not adopt or approve any amendment to its certificate of incorporation or bylaws;

     (b) the Company will not merge, consolidate, or enter into a share exchange with any other Person, acquire a material amount of capital stock or assets of any other Person, or sell, lease, license, mortgage, pledge, or otherwise dispose of a material amount of assets to any other Person, except for the purchase or sale of merchandise inventory in the ordinary course of business consistent with past practice;

     (c) the Company will not declare, set aside, or pay any dividends, make any distributions in respect of shares of Common Stock or other capital stock of the Company, or redeem, repurchase, or otherwise acquire any shares of Common Stock or other capital stock of the Company;

     (d) the Company will not (i) issue, deliver, or sell, or authorize the issuance, delivery, or sale of, any Common Stock or other capital stock of the Company, other than the issuance of shares of Common Stock upon the exercise of Company Options or Series B Warrants granted prior to the date hereof, (ii) split, combine, or reclassify any shares of Common Stock, or (iii) amend the terms of any outstanding voting securities;

     (e) the Company will not, without the prior written consent of the Parent, which consent will not be unreasonably withheld or delayed, enter into any new store lease, extend the term of any existing store lease, or make any commitment or enter into any contract or agreement that, if it were in existence on the date hereof, would be required to be disclosed in Section 3.11 of the Company Disclosure Schedule;

     (f) except to the extent required by law or by existing written agreements or plans disclosed in the Company SEC Reports or in the Company Disclosure Schedule, the Company will not increase in any manner the compensation or fringe benefits of any of its directors or officers (other than annual increases, in the ordinary course of business consistent with past practices, in the compensation or fringe benefits of any officers who are not executive officers), pay any pension or retirement allowance to any such directors or officers, become a party to, amend, or commit itself to any pension, retirement, profit-sharing, welfare benefit plan, or employment agreement with or for the benefit of any such director or officer, grant any severance or termination pay or stay-in-place bonus to any such director or officer, or increase the benefits payable under any existing severance or termination pay or stay-in-place bonus policies;

     (g) the Company will not make any material Tax election or settle or compromise any material federal, state, local, or foreign Tax liability (including the Refund Claim);

     (h) the Company will not change its accounting procedures and practices in any material respects, including but not limited to those relating to inventory valuation and reserves, except to the extent required by changes in generally accepted accounting principles; and

     (i) the Company will not agree to do any of the foregoing.

SECTION 5.02.  ACCESS TO INFORMATION.

     From the date hereof until the Effective Time or earlier termination of this Agreement, the Company will, upon reasonable notice, give the Parent, its counsel, financial advisors, auditors, and other authorized representatives reasonable access during regular business hours to the offices, properties, books, and records of the Company, and will furnish to the Parent, its counsel, financial advisors, auditors, and other authorized representatives such financial and operating data and other information as they may reasonably request, for the purpose of evaluating the financial condition, results of operations, business, and properties of the Company, and will instruct the Company's employees, counsel, and financial advisors to cooperate with the Parent in its evaluation. All information provided to, or obtained by, the Parent or Merger Sub in connection with the transactions contemplated hereby will be "Evaluation Material" for purposes of the confidentiality agreement, dated October 30, 1997, between the Parent and the Company (the "Confidentiality Agreement").

SECTION 5.03.  OTHER OFFERS.

     (a) From the date hereof until the Effective Time or the earlier termination of this Agreement, the Company will not, and will direct and use all reasonable efforts to cause the directors, officers, employees, and agents of the Company not to, directly or indirectly, (i) take any action to solicit, to initiate, or knowingly to encourage any Company Acquisition Proposal (as defined below), (ii) engage or participate in discussions or negotiations, or enter into agreements, with any Person with respect to a Company Acquisition Proposal, or
(iii) in connection with a Company Acquisition Proposal, disclose any nonpublic information relating to the Company or afford access to the properties, books, or records of the Company to any Person, except that the Company may take action described in clause (ii) or (iii) if (A) such action is taken in connection with an unsolicited Company Acquisition Proposal, (B) in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, the failure to take such action would not be consistent with the fiduciary duties of the Board of Directors under applicable law, and (C) in the case of the disclosure of nonpublic information relating to the Company in connection with a Company Acquisition Proposal, such information is covered by a confidentiality agreement that provides substantially the same protection to the Company as is afforded by the Confidentiality Agreement. The Company will promptly notify the Parent orally and in writing of any Company Acquisition Proposal or any inquiries with respect thereto. Any such written notification will include the identity of the Person making such inquiry or Company Acquisition Proposal and a description of the material terms of such Company Acquisition Proposal (or the nature of the inquiry) and will indicate whether the Company is providing or intends to provide the person making the Company Acquisition Proposal with access to nonpublic information relating to the Company or any of its Subsidiaries. For purposes of this Agreement, "Company Acquisition Proposal" means any good faith offer or proposal for (x) a merger or other business combination involving the Company and any Person (other than the Parent, Merger Sub, or any other Subsidiary of either the Parent or Merger Sub), (y) an acquisition by any Person (other than the Parent, Merger Sub, or any other Subsidiary of either the Parent or Merger Sub) of assets or earning power of the Company, in one or more transactions, representing 15% or more of the consolidated assets or earning power of the Company, or (z) an acquisition by any Person (other than the Parent, Merger Sub, or any other Subsidiary of either the Parent or Merger Sub) of securities representing 15% or more of the voting power of the Company.

     (b) Except as set forth in this Section 5.03(b), neither the Board of Directors of the Company nor any committee thereof will (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to the Parent or Merger Sub, the approval or recommendation by such Board of Directors or such committee of the Offer, the Merger, or this Agreement, (ii) approve or recommend, or propose publicly to approve or recommend, any Company Acquisition Proposal, or
(iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement, or other similar agreement (in each case, an "Acquisition Agreement") related to any Company Acquisition Proposal, except that, in any case set forth in clause (i), (ii), or (iii) above, prior to the acceptance for payment of shares of Common Stock pursuant to the Offer, the Board of Directors of the Company may, in response to an unsolicited Company Acquisition Proposal, (A) withdraw or modify its approval or recommendation of the Offer, the Merger, or this Agreement or (B) approve or recommend any such Company Acquisition Proposal if, in the case of any action described in clause
(A) or (B), in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, the failure to take such action would not be consistent with the fiduciary duties of the Board of Directors under applicable law and, in the case of the actions described in clause (B), concurrently with such approval or recommendation the Company terminates this Agreement and promptly thereafter enters into an Acquisition Agreement with respect to a Company Acquisition Proposal.

     (c) Nothing contained in this Agreement will prohibit the Company from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Company's stockholders if, in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, failure so to disclose would be inconsistent with applicable law; provided that, neither the Company nor its Board of Directors nor any committee thereof will, except as permitted by Section 5.03(b), withdraw or modify, or propose to withdraw or modify, its position with respect to the Offer, the Merger, or this Agreement or approve or recommend, or propose to approve or recommend, a Company Acquisition Proposal.

SECTION 5.04.  NOTICES OF CERTAIN EVENTS.

     The Company will promptly notify the Parent of:

          (i) any notice or other communication from any Person alleging that the consent of any third party (other than consents listed in Section 3.03, 3.05, or 3.18 of the Company Disclosure Schedule) is or may be required in connection with the transactions contemplated by this Agreement;

          (ii) any material notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

          (iii) any action, suit, claim, or proceeding commenced against, or, to the knowledge of the Company, any material threat of an action, suit, claim, or proceeding made against, or any pending investigation of, the Company that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.13 or that relate to the transactions contemplated by this Agreement; and

          (iv) the receipt by the Company subsequent to the date of this Agreement of any notice of, or other communication relating to, a material default, or an event that, with the giving of notice, the lapse of time, or both would become a material default, under any Contract.

SECTION 5.05.  MERGER MEETING; PROXY STATEMENT.

     (a) If required by Delaware Law in order to consummate the Merger, as soon as practicable following the purchase of shares of Common Stock pursuant to the Offer, the Company will take all action necessary in accordance with Delaware Law and with the Company's certificate of incorporation and bylaws to convene a meeting of its stockholders to approve the Merger and adopt this Agreement (the "Merger Meeting"). The Company's Board of Directors will recommend that the Company's stockholders approve the Merger and adopt this Agreement, and will cause the Company to use all reasonable efforts to solicit from the stockholders proxies to vote therefor, unless (i) in the good faith judgment of the Board of Directors of the Company, after consultation with outside counsel, such recommendation would not be consistent with the fiduciary duties of the Board of Directors under applicable law or (ii) this Agreement is terminated in accordance with Article IX.

     (b) The Company will, if required by law for the consummation of the Merger, prepare and file with the SEC preliminary proxy materials relating to the approval of the Merger and the adoption of this Agreement by the Company's stockholders, and will file with the SEC revised preliminary proxy materials, if appropriate, and definitive proxy materials in a timely manner as required by the rules and regulations of the SEC. Subject to the last sentence of Section 5.05(a), the proxy materials relating to the Merger Meeting will include the recommendation of the Company's Board of Directors.

SECTION 5.06.  INFORMATION SYSTEMS.

     From the date hereof until the Effective Time, the Company will provide the Parent with all information regarding the Company's information systems (including hardware, operating systems, applications, database layouts, and related source code and documentation) requested by the Parent that is reasonably available to the Company. To the extent practicable, without disrupting the operation of the Company's business, the Company will permit the Parent to test the Company's information systems, including tests relating to the conversion of the Company's operating systems, applications, and databases to the Parent's information systems.

                                   ARTICLE VI
                     COVENANTS OF THE PARENT AND MERGER SUB

     The Parent and Merger Sub agree that:

SECTION 6.01.  DIRECTOR AND OFFICER LIABILITY.

     (a) The certificate of incorporation and the bylaws of the Surviving Corporation will contain the provisions with respect to exculpation from liability and indemnification set forth in the certificate of incorporation and bylaws of the Company as of the date hereof, which provisions (together with all provisions regarding indemnification or exculpation from liability contained in any agreements or commitments of the Company) will not be amended, repealed, or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who at the Effective Time were present or former directors, officers, employees, or agents of the Company, unless such modification is required by law.

     (b) From and after the Effective Time, the Parent and the Surviving Corporation will, jointly and severally, indemnify, defend, and hold harmless the present and former directors and officers of the Company against all losses, claims, damages, and liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding, or investigation, whether civil, criminal, administrative, or investigative, to which any of them was or is a party or is threatened to be made a party by reason of the fact that he or she was or is a director or officer of the Company in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent that the Company would have been permitted to indemnify such Person under applicable law and the certificate of incorporation and bylaws of the Company or any other agreements or commitments in effect on the date hereof. The Parent will use all reasonable efforts to, without any lapse in coverage, either (i) for at least six years after the Effective Time, provide officers' and directors' liability insurance ("D&O Insurance") in respect of acts or omissions occurring at or prior to the Effective Time covering each such Person currently covered by the Company's D&O Insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided that, in no event will the Parent be required to pay per annum more than 150% of the last premium (annualized) paid by the Company for such policy prior to the date hereof, (ii) purchase tail insurance in respect of the Company's existing D&O Insurance for six years for a premium not to exceed the present value (discounted at the rate of 10% per annum) of the maximum annual premiums payable under clause (i) above, or (iii) if such D&O Insurance or tail insurance is only available at premiums in excess of the maximum premiums set forth in clauses (i) or (ii), as applicable, then purchase the highest level of D&O Insurance or tail insurance available for such maximum premium.

     (c) Any Person who is entitled to indemnification under Section 6.01(b) (an "Indemnified Party") wishing to claim such indemnification, upon learning of any such claim, action, suit, proceeding, or investigation, will promptly notify the Parent thereof, but failure to notify the Parent will not relieve the Parent of liability except to the extent the Parent is materially and adversely affected thereby. In the event of any such claim, action, suit, proceeding, or investigation (whether arising before or after the Effective Time), (i) the Parent or the Surviving Corporation will have the right to assume the defense, and the Parent will not be liable to any of the Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by them in connection with the defense, except that, if the Parent or the Surviving Corporation elects not to assume the defense or counsel for the Indemnified Parties advises that, in such counsel's reasonable judgment, there are issues that constitute conflicts of interest between the Parent or the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and the Parent or the Surviving Corporation will pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided that, the Parent will be obligated pursuant to this paragraph (c) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction, (ii) the Indemnified Parties will cooperate in the defense of any such matter, and (iii) the Parent will not be liable for any settlement effected without its prior written consent; and provided further that, the Parent will not have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction ultimately determines, and such determination becomes final and nonappealable, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law.

     (d) If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving Person in the consolidation or merger or (ii) transfers all or substantially all of its assets to any Person, then and in each such case, proper provisions will be made so that the successors and assigns of the Surviving Corporation will assume all of the obligations of the Surviving Corporation under this Article VI.

     (e) The provisions of this Article VI are intended to be for the benefit of, and will be enforceable by, each of the present and former directors, officers, employees, and agents, their heirs and their representatives.

SECTION 6.02.  MERGER MEETING.

     The Merger will be consummated as soon as practicable (and in no event later than six months) after the purchase of shares of Common Stock pursuant to the Offer. If Merger Sub is able to do so under Delaware Law, it will consummate the Merger pursuant to the "short form" merger provisions of Delaware Law. The Parent will vote, or cause to be voted, all shares of Common Stock beneficially owned by it in favor of the Merger.

SECTION 6.03.  EMPLOYEE BENEFITS.

     The Parent expects that it will provide the employees of the Company with benefits which, in the aggregate, are substantially comparable to the benefits provided from time to time by the Parent to other employees of the Parent or its Subsidiaries in similar positions. The Parent agrees that, during the period commencing at the Effective Time and ending on the second anniversary thereof, the benefits provided to such employees will be not less favorable, in the aggregate, than the benefits provided by the Company on the date of this Agreement. The Parent will cause each employee benefit plan of the Parent in which employees of the Company are eligible to participate to take into account, for purposes of eligibility and vesting, the service of such employees with the Company as if such service were with the Parent, to the same extent that such service was credited under a comparable plan of the Company. The Parent will, and will cause the Surviving Corporation to, honor in accordance with their terms, (i) all employee benefit obligations to current and former employees of the Company accrued and vested as of the Effective Time and (ii) to the extent set forth in Section 3.15 of the Company Disclosure Schedule, all employee severance plans in existence on the date hereof and all employment or severance agreements entered into prior to the date hereof.

                                  ARTICLE VII
              COVENANTS OF THE PARENT, MERGER SUB, AND THE COMPANY

     The Parent, Merger Sub, and the Company agree that:

SECTION 7.01.  REASONABLE EFFORTS.

     Subject to the terms and conditions of this Agreement, each party will use its all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations to satisfy the conditions to closing and consummate the transactions contemplated by this Agreement as promptly as practicable.

SECTION 7.02.  CERTAIN FILINGS AND CONSENTS.

     The Company and the Parent will cooperate with one another (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official, or authority is required, or any actions, consents, approvals, or waivers are required to be obtained from parties to any Contracts ("Third Party Consents"), in connection with the transactions contemplated by this Agreement and (b) in attempting to take all such actions, to make all such filings, and to obtain all such consents, approvals, and waivers. The Company and the Parent will each promptly file Notification and Report Forms under the HSR Act and respond as promptly as practicable to all requests for additional information or documentation received from the Antitrust Division of the United States Department of Justice or the Federal Trade Commission. Notwithstanding the foregoing, nothing contained in this Agreement will require the Company, the Parent, or and of the Parent's Subsidiaries (i) to initiate or defend any material pending or threatened litigation to which any governmental or regulatory authority (including the Antitrust Division of the Justice Department and the Federal Trade Commission) is a party, (ii) to agree or otherwise become subject to any material limitations on (A) the right of the Parent or the Company, as the Surviving Corporation, effectively to control or operate the business, assets, or operations of the Company following the Offer or the Merger, (B) the right of the Parent or the Company, as the Surviving Corporation, to acquire or hold the business, assets, or operations of the Company as a result of the Merger, (C) the right of Merger Sub to exercise its rights of ownership of the Common Stock purchased by it in the Offer, or the right of the Parent to exercise its rights of ownership of the Common Stock of the Company, as the Surviving Corporation, after consummation of the Merger, including but not limited to the right to vote the Common Stock on all matters properly presented to the Company's stockholders, or (iii) to agree or otherwise be required to sell or dispose of, hold separate (through the establishment of a trust or otherwise), or divest itself of twenty-five (25) stores or more (whether stores of the Company, the Parent, or any of the Parent's Subsidiaries).

SECTION 7.03.  PUBLIC ANNOUNCEMENTS.

     The Parent and the Company will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated by it and, except as may be required by applicable law or any listing agreement with the New York Stock Exchange, Inc. or The NASDAQ Stock Market, Inc., will not issue any such press release or make any such public statement prior to such consultation. The Company will not issue any press release or make any public statement that might constitute the commencement of the Offer without the prior written consent of the Parent.

                                  ARTICLE VIII
                            CONDITIONS TO THE MERGER

SECTION 8.01.  CONDITIONS TO THE OBLIGATIONS OF EACH PARTY.

     The obligations of the Company, the Parent, and Merger Sub to consummate the Merger are subject to the satisfaction of the following conditions:

     (a) if required by applicable law, the Merger has been approved, and this Agreement has been adopted, by the requisite vote of the Company's stockholders;

     (b) Merger Sub has purchased all shares of Common Stock that are validly tendered and not properly withdrawn in accordance with the Offer; and

     (c) no provision of any applicable domestic law or regulation, and no judgment, injunction, order, or decree of a court or governmental agency or authority of competent jurisdiction, that has the effect of making the Offer or the Merger illegal or otherwise restrains or prohibits the purchase of shares of Common Stock pursuant to the Offer or the consummation of the Merger is in effect.

SECTION 8.02.  CONDITIONS TO THE OBLIGATIONS OF THE PARENT AND MERGER SUB.

     The obligations of the Parent and Merger Sub to consummate the Merger are subject to the compliance by the Company with its obligations under Section 1.01(d).

                                   ARTICLE IX
                                  TERMINATION

SECTION 9.01.  TERMINATION.

     This Agreement may be terminated, and the Offer and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Merger and adoption of this Agreement by the Company's stockholders):

     (a) by mutual written consent of the Company, the Parent, and Merger Sub;

     (b) by the Company if Merger Sub has not purchased shares of Common Stock pursuant to the Offer by May 31, 1998, or by either the Company or the Parent if the Merger has not been consummated by October 31, 1998, provided that the right to terminate this Agreement under this clause (b) will not be available to any party that, at the time of termination, is in material breach of its obligations under this Agreement;

     (c) by either the Company or the Parent if any applicable domestic law, rule, or regulation makes consummation of the Offer or the Merger illegal or if any judgment, injunction, order, or decree of a court or governmental agency or authority of competent jurisdiction restrains or prohibits the consummation of the Offer or the Merger, and such judgment, injunction, order, or decree has become final and nonappealable;

     (d) by either the Company or the Parent if the stockholder approval referred to in Section 8.01(a) has not been obtained at the Merger Meeting; provided that, the right to terminate this Agreement pursuant to this Section 9.01(d) will not be available (i) to the Company if it has not performed its obligations under Section 5.05 or (ii) to the Parent if it has not performed its obligations under the last sentence of Section 6.02;

     (e) by either the Company or the Parent if the Offer terminates without the purchase of shares of Common Stock thereunder; provided that, the right to terminate this Agreement pursuant to this Section 9.01(e) will not be available
(i) to the Parent, if Merger Sub has breached its obligations under Section 1.01(a), or (ii) to any party whose willful failure to perform any of its obligations under this Agreement results in the failure of any of the Offer Conditions or if the failure of any such Offer Conditions results from facts or circumstances that constitute a material breach of the representations or warranties of such party under this Agreement;

     (f) prior to the purchase of shares of Common Stock by Merger Sub pursuant to the Offer, by the Parent if (i) the Company violates its obligations under
Section 5.03 in any material respects and thereafter any Person publicly makes a Company Acquisition Proposal or (ii) the Board of Directors of the Company does not publicly recommend in the Schedule 14D-9 that the Company's stockholders accept the Offer and tender their shares of Common Stock pursuant to the Offer and approve the Merger and adopt the Agreement, or if the Board of Directors of the Company withdraws, modifies, or changes such recommendation in any manner materially adverse to the Parent; or

     (g) by the Company if the Company receives an unsolicited Company Acquisition Proposal that the Board of Directors of the Company determines in good faith, after consultation with its legal and financial advisors, is likely to lead to a merger, acquisition, consolidation, or similar transaction that is more favorable to the stockholders of the Company than the transactions contemplated by this Agreement; provided that the Company has given the Parent at least five days notice of the material terms of such Company Acquisition Proposal and such termination will not be effective until the Company has paid the Termination Fee, if and to the extent required under Section 10.04(b), to the Parent either by delivery of a certified or bank check payable to the Parent or by wire transfer to an account designated in writing by the Parent, at the Company's option.

SECTION 9.02.  EFFECT OF TERMINATION.

     If this Agreement is terminated and the Offer and the Merger are abandoned pursuant to Section 9.01, no party to this Agreement (or any of its directors, officers, employees, agents, or advisors) will have any liability or further obligation to any other party except (a) that the agreements contained in
Section 10.04, in the last sentence of Section 5.02, and in the Confidentiality Agreement will survive the termination hereof and (b) that nothing herein will relieve any party from liability for any breach of the covenants, representations, or warranties made by it in this Agreement.

                                   ARTICLE X
                                 MISCELLANEOUS

SECTION 10.01.  NOTICES.

     All notices, requests, and other communications to any party hereunder will be in writing (including telecopy) and will be given,

     if to the Parent or Merger Sub, to:

     Fabri-Centers of America, Inc.
     5555 Darrow Road
     Hudson, OH 44236
     Attention: Mr. Brian P. Carney
            Executive Vice President and
              Chief Financial Officer
     Fax: (330) 463-6675
     with a copy to:

     Thompson Hine & Flory LLP
     3900 Key Tower
     127 Public Square
     Cleveland, OH 44114-1216
     Attention: James R. Carlson
     Fax: (216) 566-5800

     if to the Company, to:

     House of Fabrics, Inc.
     13400 Riverside Drive
     Sherman Oaks, CA 91423-2598
     Attention: Mr. Donald L. Richey
            President and Chief Executive Officer
     Fax: (818) 385-2390

     with a copy to:

     O'Melveny & Myers LLP
     400 South Hope Street
     Los Angeles, CA 90071-2899
     Attention: Richard A Boehmer, Esq.
     Fax: (213) 669-6407

or to such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties. Each such notice, request, or other communication will be effective upon receipt.

SECTION 10.02.  SURVIVAL.

     None of the representations and warranties, agreements, and other provisions contained in this Agreement or in any certificate or other writing delivered pursuant to this Agreement, other than Article I and Sections 6.01, 6.03, and 10.04, will survive the Effective Time.

SECTION 10.03.  AMENDMENTS; NO WAIVERS.

     (a) Subject to the applicable provisions of Delaware Law and Section 1.01(e) of this Agreement, any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and duly executed and delivered, in the case of an amendment, by the Company, the Parent, and Merger Sub or, in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power, or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

SECTION 10.04.  FEES AND EXPENSES.

     (a) Subject to paragraph (b) of this Section, all costs and expenses incurred in connection with this Agreement will be paid by the party incurring the costs and expenses.

     (b) If (i) any Person publicly makes a Company Acquisition Proposal and thereafter this Agreement is terminated pursuant to Section 9.01(d), (ii) any Person publicly makes a Company Acquisition Proposal and thereafter this Agreement is terminated pursuant to Section 9.01(e) because an insufficient number of shares of Common Stock are tendered in the Offer, (iii) this Agreement is terminated by the Parent pursuant to Section 9.01(f), or (iv) this Agreement is terminated by the Company pursuant to Section 9.01(g), then the Company will reimburse the Parent and Merger Sub for all of their reasonable documented out-of-pocket expenses and fees actually incurred by the Parent in connection with the transactions contemplated by this

Agreement prior to the termination of this Agreement, including, without limitation, all reasonable fees and expenses of counsel, financial advisors, accountants, and environmental and other experts and consultants to the Parent and Merger Sub ("Transaction Costs"); except that, the Company will not be required to reimburse the Parent or Merger Sub for Transaction Costs in excess of $750,000 in the aggregate.

     Notwithstanding the preceding paragraph, if (i) any Person publicly makes a Company Acquisition Proposal and thereafter this Agreement is terminated pursuant to Section 9.01(d) and within 12 months after termination the Company agrees to or consummates any Company Acquisition Proposal, (ii) any Person publicly makes a Company Acquisition Proposal and thereafter this Agreement is terminated pursuant to Section 9.01(e) because an insufficient number of shares of Common Stock are tendered in the Offer and within 12 months after termination the Company agrees to or consummates any Company Acquisition Proposal, (iii) this Agreement is terminated by the Parent pursuant to Section 9.01(f), or (iv) this Agreement is terminated by the Company pursuant to Section 9.01(g), then, in addition to reimbursing the Parent and Merger Sub for their Transaction Costs, the Company will pay to the Parent a fee of $750,000 ("Termination Fee"). The Termination Fee will be payable by delivery of immediately available funds at the time of termination, in the case of termination under clause (iii) or
(iv) of the preceding sentence, or immediately prior to the earlier of the agreement with respect to, or the consummation of, the Company Acquisition Proposal, in the case of termination under clause (i) or (ii). If the Parent is required to file suit to seek the Termination Fee, and it ultimately succeeds on the merits, it will be entitled to all expenses, including reasonable attorneys' fees, that it has incurred in enforcing its rights under this Section 10.04.

     (c) If the Parent receives a Termination Fee under circumstances in which a Termination Fee is payable, neither the Parent, Merger Sub, nor any of their affiliates will assert or pursue in any manner, directly or indirectly, any claim or cause of action against the Company or any of its directors, officers, employees, agents, or representatives based in whole or in part upon its or their receipt, consideration, recommendation, or approval of a Company Acquisition Proposal, including the Company's exercise of its right of termination of this Agreement under Section 9.01(g).

SECTION 10.05.  "KNOWLEDGE" OF THE COMPANY.

     For purposes of this Agreement, unless otherwise expressly provided where the term is used, "knowledge" of the Company will be deemed to mean the actual knowledge of any director or executive officer of the Company.

SECTION 10.06.  SUCCESSORS AND ASSIGNS.

     The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other parties.

SECTION 10.07.  GOVERNING LAW.

     The interpretation, validity, and enforceability of this Agreement will be governed by the law of the State of Ohio without regard to principles of conflict of laws that would apply the laws of any other jurisdiction.

SECTION 10.08.  COUNTERPARTS; EFFECTIVENESS.

     This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party has received counterparts hereof signed by all of the other parties.

SECTION 10.09.  ENTIRE AGREEMENT.

     This Agreement, the Company Disclosure Schedule, the Parent Disclosure Schedule, and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, both written and oral, among the parties with respect to the subject matter of this Agreement. No representation, warranty, or inducement not set forth herein has been made or relied upon by any party. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties any rights or remedies, except that the provisions of Article I are intended for the benefit of the Company's stockholders and holders of Company Options and Series B Warrants, and the provisions of Section 6.01 and 6.03 are intended for the benefit of present and former directors, officers, employees, and agents of the Company.

SECTION 10.10.  HEADINGS.

     The headings contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

SECTION 10.11.  SEVERABILITY.

     If any term or other provision of this Agreement is invalid, illegal, or unenforceable, all other provisions of this Agreement will remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected.

SECTION 10.12.  SPECIFIC PERFORMANCE.

     Except as set forth in Section 10.04(c), the parties agree that irreparable damage would occur if any of the provisions of this Agreement is not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof in addition to any other remedies at law or in equity.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          FABRI-CENTERS OF AMERICA, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          FCA ACQUISITION CORPORATION

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          HOUSE OF FABRICS, INC.

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                             INDEX OF DEFINED TERMS

                                                              PAGE NO.
                                                              --------
Acquisition Agreement.......................................     33
Affiliate...................................................     16
Agreement...................................................      1
Cash Payment................................................      7
Closing.....................................................      5
Code........................................................     16
Common Stock................................................      1
Company.....................................................      1
Company Acquisition Proposal................................     33
Company Benefit Arrangement.................................     16
Company Disclosure Schedule.................................     10
Company Employee Plans......................................     16
Company Financial Statements................................     12
Company Material Adverse Effect.............................     50
Company Option..............................................      7
Company Permits.............................................     15
Company Preferred Stock.....................................     10
Company Real Property.......................................     22
Company SEC Reports.........................................     12
Company Store Leases........................................     22
Confidentiality Agreement...................................     32
Continuing Directors........................................      4
Contracts...................................................     14
D&O Insurance...............................................     36
Delaware Law................................................      4
Dissenting Stockholder......................................      8
DLJ.........................................................      3
Effective Time..............................................      5
Environmental Requirement...................................     24
ERISA.......................................................     16
Exchange Act................................................      2
Exchange Agent..............................................      6
Exchange Fund...............................................      6
Expiration Date.............................................      1
F.M. Roberts................................................      7
Hazardous Material..........................................     24
HSR Act.....................................................     10
Indemnified Party...........................................     36
Intellectual Property Rights................................     24
knowledge...................................................     44

                                                              PAGE NO.
                                                              --------
Lien........................................................     10
Merger......................................................      4
Merger Consideration........................................      5
Merger Meeting..............................................     34
Merger Sub..................................................      1
Merger Sub Common Stock.....................................      5
Minimum Condition...........................................     50
October 1997 Balance Sheet..................................     12
Offer.......................................................      1
Offer Conditions............................................      1
Offer Documents.............................................      2
Parent......................................................      1
Parent Disclosure Schedule..................................     27
Parent Financial Statements.................................     29
Parent Material Adverse Effect..............................     50
Parent SEC Reports..........................................     28
Permitted Encumbrances......................................     22
Person......................................................      6
Refund Claim................................................     21
Schedule 14D-9..............................................      2
SEC.........................................................      2
Securities Act..............................................     12
Series B Warrant Agreement..................................      7
Series C Warrant Agreement..................................      7
Stock Certificate...........................................      5
Subsidiary..................................................     11
Supplemental Warrant Agreement..............................      7
Surviving Corporation.......................................      4
Tax.........................................................     21
Tax Return..................................................     21
Termination Fee.............................................     44
Third Party Consents........................................     38
Transaction Costs...........................................     43
Warrant Agent...............................................      7

                               LIST OF SCHEDULES

SCHEDULE                            DESIGNATION
--------                            -----------
1.01(a)     Offer Conditions............................................

                                                                SCHEDULE 1.01(a)

                                OFFER CONDITIONS

     Merger Sub will not be required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-1(c) under the Exchange Act (relating to Merger Sub's obligation to pay for or return tendered shares after the termination or withdrawal of the Offer), to pay for any shares of Common Stock not theretofore accepted for payment or paid for pursuant to the Offer, if (1) there are not validly tendered and not properly withdrawn prior to the expiration of the Offer that number of shares of Common Stock which, when aggregated with the shares of Common Stock then owned by the Parent and any of its affiliates, represents at least a majority of the shares of Common Stock then outstanding on a fully diluted basis (the "Minimum Condition") or (2) at any time on or after the date of the Agreement and at or before the time that any shares of Common Stock are accepted for payment any of the following conditions exist:

     (a) Any provision of any applicable domestic law or regulation, or any judgment, injunction, order, or decree of a court or governmental agency or authority of competent jurisdiction, is in effect that makes the Offer or the Merger illegal or otherwise, directly or indirectly, prohibits or materially restrains the making of the Offer, the acceptance for payment of, payment for, or ownership, directly or indirectly, of some or all of the shares of Common Stock by Merger Sub or the Parent, makes the foregoing substantially more costly, or materially delays the Merger.

     (b) Any consents, authorizations, orders, and approvals of, or filings or registrations with, any governmental commission, board, or other regulatory body required in connection with the execution, delivery, and performance of the Agreement has not been obtained or made, except (i) the filing of appropriate certificates of merger in accordance with Delaware Law, and (ii) where the failure to obtain or make any such consent, authorization, order, approval, filing, or registration is not reasonably likely to have, individually or in the aggregate, a material adverse effect on the financial condition, results of operations, or business of the Company (a "Company Material Adverse Effect"), or on the financial condition, results of operations, or business of the Parent and Merger Sub, taken as a whole (a "Parent Material Adverse Effect"), and would not render the Offer or the Merger illegal or provide a reasonable basis to conclude that the parties or their affiliates or any of their respective directors or officers will be subject to the risk of criminal liability.

     (c) Any requirement that the Parent, Merger Sub, or the Company (i) initiate or defend against any material pending or threatened litigation to which any governmental or regulatory authority (including the Antitrust Division of the Justice Department and the Federal Trade Commission) is a party, (ii) agree or otherwise become subject to any prohibition or material limitations on
(A) the right of the Parent or the Company, as the Surviving Corporation, effectively to control or operate the business, assets, or operations of the Company following the Offer or the Merger, (B) the right of the Parent or the Company, as the Surviving Corporation, to acquire or hold the business, assets, or operations of the Company as a result of the Merger, (C) the right of Merger Sub to exercise its rights of ownership of the Common Stock purchased by it in the Offer, or the right of the Parent to exercise its rights of ownership of the Common Stock of the Company, as the Surviving Corporation, after consummation of the Merger, including but not limited to the right to vote the Common Stock on all matters properly presented to the Company's stockholders, or (iii) agree or otherwise be required requires the sale or disposition, the holding separate (through the establishment of a trust or otherwise), or the divestiture of twenty-five (25) stores or more (whether stores of the Company, the Parent, or any of the Parent's Subsidiaries).

     (d) Any Third Party Consents required for the consummation of the Offer have not been obtained except where the failure to obtain any such Third Party Consents is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or a Parent Material Adverse Effect.

     (e) The Company has failed to perform the obligations to be performed by it under the Agreement at or prior to such time or any representations and warranties of the Company contained in the Agreement are not true at such time as if made at and as of such time (unless the representation or warranty is made as of a specified date, in which case such representation or warranty will be true as of such date), except to the extent that the failure to perform such obligations and the untruth of such representations and warranties is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect and the Parent has received a certificate signed by an executive officer and by the chief financial officer of the Company to the foregoing effect. For purposes of determining whether this condition has been satisfied, all qualifications in the representations and warranties as to materiality will be disregarded, and all qualifications as to the knowledge of the Company will be deemed to mean the knowledge of the Company at the time such certificate is signed.

     (f) The Agreement has been terminated in accordance with its terms.

                                                                         ANNEX E

                          DONALDSON, LUFKIN & JENRETTE
              Donaldson, Lufkin & Jenrette Securities Corporation
              2121 Avenue of the Stars, Los Angeles, CA 90067-5014

                                                                February 1, 1998

Board of Directors
House of Fabrics, Inc.
13400 Riverside Drive
Sherman Oaks, CA 91423

Dear Sirs:

     You have requested our opinion as to the fairness from a financial point of view to the stockholders of House of Fabrics, Inc. (The "Company") of the consideration to be received by such stockholders pursuant to the terms of the Agreement and Plan of Merger, dated as of February 1, 1998 (the "Agreement"), by and among Fabri-Centers of America, Inc. ("Fabri-Centers"), the Company and FCA Acquisition Corporation ("Merger Sub"), a wholly owned subsidiary of Fabri-Centers.

     Pursuant to the Agreement, Merger Sub will commence a tender offer for any and all outstanding shares of the Company's common stock at a price of $4.25 per share. The tender offer is to be followed by a merger of Merger Sub with and into the Company in which the shares of all stockholders who did not tender will be converted into the right to receive an amount in cash equal to the price per share paid in the tender offer.

     In arriving at our opinion, we have reviewed the Agreement as well as financial and other information that was publicly available or furnished to us by the Company including information provided during discussions with management. Included in the information provided during discussions with management were certain financial projections of the Company for the period beginning fiscal year 1998 and ending fiscal year 2003 provided by the management of the Company and certain information concerning the Company's near-term liquidity concerns. In addition, we have compared certain financial and securities data of the Company with various other companies whose securities are traded in public markets, reviewed the historical stock prices and trading volumes of the common stock of the Company, reviewed prices and premiums paid in certain other business combinations and conducted such other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion. We were not requested to, nor did we, solicit the interest of any other party in acquiring the Company or assist the Company in exploring alternative strategies since earlier in 1997. We also did not participate in the negotiations of the terms of the proposed transaction with Fabri-Centers.

     In rendering our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or its representatives, or that was otherwise reviewed by us. With respect to the financial projections supplied to us, we have assumed that they have been reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company. We have not assumed any responsibility for making an independent evaluation of any assets or liabilities or for making any independent verification of any of the information reviewed by us. We have relied as to certain legal matters on advice of counsel to the Company.

     Our opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us as of, the date of this letter. It should be understood that, although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm this opinion. Our opinion does not address the relative merits of the proposed transaction and the other business strategies being considered by the Company's Board of Directors, nor does it address the Board's decision to proceed with the proposed transaction. Our opinion does not constitute a recommendation to any stockholder as to whether such stockholder should tender in the tender offer or how such stockholder should vote on the proposed transaction.

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as part of its investment banking services, is regularly engaged in the valuation of business and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. DLJ has performed investment banking and other services for the Company in the past and has been compensated for such services.

     Based upon the foregoing and such other factors as we deem relevant, we are of the opinion that the consideration to be received by the stockholders of the Company pursuant to the Agreement is fair to such stockholders from a financial point of view.

                                          Very truly yours,

                                          DONALDSON, LUFKIN & JENRETTE
                                          SECURITIES CORPORATION

                                          By: /s/ JOHN B. MAIER, II
                                            ------------------------------------
                                            John B. Maier, II
                                            Senior Vice President

                                                                         ANNEX F

              SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

SECTION 262. APPRAISAL RIGHTS.

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to sec.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fraction thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to sec.251 (other than a merger effected pursuant to sec.251(g) of this title), sec.252, sec.254, sec.257, sec.258, sec.263 or sec.264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of sec.251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sec.sec.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under sec.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has compiled with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to sec.228 or sec.253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the date next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has compiled with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period of delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, of if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 120, L. '97, eff. 7-1-97.)